--------------------------------------------------------------------------------
Table of Contents
-------------------------------------------------------------

THE ONE GROUP FAMILY OF MUTUAL FUNDS                          DECEMBER  31, 1996

Report From Your Investment Advisor...................................................          2
Schedules of Portfolio Investments....................................................          6
Statements of Assets and Liabilities..................................................         53
Statements of Operations..............................................................         55
Statements of Changes in Net Assets...................................................         57
Notes to Financial Statements.........................................................         61
Financial Highlights..................................................................         75

--------------------------------------------------------------------------------
Report From Your Investment Advisor
-------------------------------------------------------------

THE ONE GROUP FAMILY OF MUTUAL FUNDS                          DECEMBER  31, 1996

WE ARE PLEASED TO PRESENT THIS SEMI-ANNUAL REPORT FOR THE ONE
GROUP-REGISTERED TRADEMARK- FAMILY OF MUTUAL FUNDS. ON THE FOLLOWING PAGES, YOU WILL FIND AN OVERVIEW OF THE FINANCIAL MARKETS AND YOUR FUND'S PERFORMANCE FOR THE PERIOD FROM JULY 1, 1996, THROUGH DECEMBER 31, 1996.

DEAR VALUED SHAREHOLDERS:
Thank you for your continued support of The One Group Family of Mutual Funds.

1996 proved to be a rewarding year for stock investors, and a challenging one for bond investors. Stocks maintained the strength they exhibited during 1995 and posted impressive double-digit returns. Bond returns, on the other hand, slipped back into the low single digits, as the market was plagued with volatility.

As strong as the stock market's returns were during 1996, and as disappointing as the bond market's results were, it's important to keep performance--whether good or bad--in perspective. Returns in any single year shouldn't influence your long-term investment strategy.

It's highly unlikely that, over the long term, the stock market will remain as strong as it has been during the past two years, or that the bond market will remain as volatile. While returns may fluctuate over the short term, over the long term the markets tend to adjust for periodic ups and downs so that performance evens out.

These market dynamics underscore the importance of three key investment strategies:

- MAINTAINING A LONG-TERM PERSPECTIVE. Don't let short-term returns distract you from your long-term strategy. Let time work for your investment portfolio. After all, it's time, not timing, that allows investments to realize their full potential.

- ASSET ALLOCATION. Spreading your investment dollars among stocks, bonds and money market securities according to your goals, time frame and risk tolerance exposes your money to opportunities from each major asset class.

- DIVERSIFICATION. Investing in a variety of securities within each asset class may enhance your returns while helping to reduce overall portfolio risk.

We believe that following these principles is critical to long-term investment success. Nevertheless, it sometimes is difficult for individual investors to implement these strategies in their own investment plans. The One Group is always working on new ways to make investing easy and convenient. And now, taking advantage of these investment techniques has never been simpler.

Four new funds--THE ONE GROUP INVESTOR FUNDS-- take the time and complexity out of allocating your assets and assembling a diversified investment portfolio. They offer a convenient way to enjoy asset allocation and broad diversification from ONE investment.

Each of The One Group Investor Funds is targeted toward a specific investment objective, such as growth, income or a combination of the two. In striving to meet these objectives, the investment professionals managing The One Group Investor Funds invest in a combination of mutual funds from The One Group family. So, by investing in the SINGLE One Group Investor Fund best suited to your goals, you enjoy instant diversification and professional asset allocation.

The One Group Investor Funds are suitable for various investment goals, including one of the most important--retirement. Because they offer a single source for asset allocation and broad diversification, they may be ideal investments for THE ONE GROUP IRA.

The One Group IRA can be one of the smartest ways to save for retirement:

- All workers AND non-working spouses may contribute up to $2,000 A YEAR.

- You accumulate TAX-DEFERRED EARNINGS during your working years.

- For certain investors, some or all of the $2,000 annual IRA contribution limit may be TAX-DEDUCTIBLE.

There's still time to make your IRA investment for the 1996 income tax year; the deadline is April 15. All it takes is a minimum of $25 to set up your IRA, as long as you sign up for systematic investing. Otherwise, the minimum is $250. And, if you maintain a balance of at least $1,000, The One Group will waive the annual IRA maintenance fee.

--------------------------------------------------------------------------------
Report From Your Investment Advisor, continued
--------------------------------------------------------------------------------

THE ONE GROUP FAMILY OF MUTUAL FUNDS                          DECEMBER  31, 1996

We invite you to learn more about The One Group Investor Funds and The One Group IRA by calling 1-800-480-4111, or by visiting The One Group web site at WWW.ONEGROUP.COM. From here, you quickly can access a variety of fund-related information, including prices, performance updates, fund manager biographies and more. In addition, you will find an interactive asset allocation tool with which you can determine your investor profile and select an appropriate model portfolio.

Thank you again for the confidence you have shown in The One Group Family of Mutual Funds. Your ongoing support is appreciated as The One Group continues to make investing rewarding and convenient.

Sincerely,

                [SIG]
David J. Kundert
PRESIDENT & CEO
BANC ONE INVESTMENT ADVISORS CORPORATION, INVESTMENT ADVISOR TO THE ONE GROUP

                            [DAVID J. KUNDERT PHOTO]

---------

For more complete information about The One Group Investor Funds and The One Group IRA, including charges and expenses, you may obtain a prospectus by calling The One Group at 1-800-480-4111. Please read the prospectus carefully before you invest.

--------------------------------------------------------------------------------
Report From Your Investment Advisor, continued
--------------------------------------------------------------------------------

THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1996

ECONOMY STAYS ON STEADY COURSE
Economic growth during the second half of 1996 started out on unstable ground, with inventory accumulation representing approximately 75% of the third quarter's 2.1% GDP growth. When growth is backed by a surge in inventories, it is not sustainable. During the fourth quarter, though, a decline in the level of reported inventories revealed virtually no contribution from this component toward the 4.7% overall growth rate. This demonstrated that the composition of growth as the year ended was much more solid than it was in the third quarter.

EXPECTED FED ACTION DOESN'T MATERIALIZE
While short-term interest rates, such as the three-month Treasury bill rate, seem to have remained relatively stable from the beginning of the six-month period, when they were 5.23%, to the end, when they were 5.17%, there was, in fact, significant volatility in between. After a surge in GDP growth in the second quarter--to 4.7%--the bond market became convinced that a tightening by the Federal Reserve was necessary, causing rates on the two-year Treasury note to climb as high as 6.43%. The Fed, however, left its monetary policy unchanged, and short-term rates came back down.

With regard to adjusting monetary policy, the Fed remained idle during the second half of the year. In fact, the only Fed action for all of 1996 came on Jan. 31, when it cut the federal funds rate by 0.25%. Nevertheless, the Fed continued to nurture economic growth during the second half, as it was able to largely ignore the tightness of the labor market and increased labor costs that characterized the period. The Fed's current philosophy continues to be somewhat preemptive in nature, but not as preemptive as it was in 1994, when it first introduced this philosophy to the financial markets.

LONG-TERM RATES DECLINE
Investor concerns about stronger economic growth diminished during the final few months of the year, as the market became more hopeful that economic growth eventually would slow down. As a result, long-term interest rates toward the latter half of the year proceeded to decline even in the wake of higher inflation.

Consumer prices slowly increased during the period, ending the year up 3.3% on a year-over-year basis. Prices at the beginning of the six-month period were rising only 2.8% on a year-over-year basis. The decline in long-term rates occurred on the bond market's expectation that inflation in 1997 would be a lot more subdued, and slower economic growth would take some wind out of inflationary pressures.

The decline in long-term interest rates during the second half of the year continued to add overall support to the country's stock market. In addition, it may have offered the housing sector a helping hand. In November, for example, housing starts posted a gain of 9.3%, which represented the highest monthly growth rate since July 1995, when housing starts were up 11.5%. Nevertheless, by year-end, we observed that poor weather in the West caused December's housing starts to plunge by 12.2%.

WHAT'S IN STORE FOR 1997
After growing at a rate of 2.5% in 1996, we think the economy may slow down in 1997, as growth softens. Some of this slowdown is likely to be caused by a continued dampening of growth in consumer credit.

As growth slows, consumer prices should increase by approximately 3.5% (on a year-over-year basis) in 1997, due to growing labor cost pressures. This factor is likely to push long-term interest rates up during the year. After starting the year at 6.5%, we believe that the 30-year Treasury bond may peak during the second half of the year and then fall back to approximately 6.9% in the fourth quarter if economic growth slows.

One of the major uncertainties for the bond market in the first half of 1997 will be whether or not the tight labor market persists, and, furthermore, whether it will result in much firmer consumer prices. Current bond prices suggest that the market remains optimistic, but in the event that these pressures translate into much higher prices, the bond market may encounter great difficulty in the first half of the year.

We suspect that the Federal Reserve may combat rising consumer prices with an increase in short-term interest rates. Our preliminary projections show that the federal funds rate may move up during the first half of 1997, which should place some downward pressure on stock prices.

              [SIG]
Anthony Chan, Ph.D.
VICE PRESIDENT AND CHIEF ECONOMIST
BANC ONE INVESTMENT ADVISORS CORPORATION

--------------------------------------------------------------------------------
Report From Your Investment Advisor, continued
--------------------------------------------------------------------------------

THE ONE GROUP FAMILY OF MUTUAL FUNDS                          DECEMBER  31, 1996

STOCK MARKET CONTINUES TO SOAR
The stock market in the second half of 1996 performed much the same way as it did during the first half of 1996--breaking record after record. Most of the market's strength was due to solid corporate earnings coupled with subdued inflation and relatively stable interest rates.

The Dow Jones Industrial Average, for example, reached two milestones within the first two weeks of October. On October 1 the Index topped 5900 for the first time, and on October 14 it topped 6000 for the first time. And, just a few weeks later, on November 25, the Dow closed at 6548, its high point for the year.

The Standard & Poor's 500 Index, a popular benchmark for measuring stock market performance, was up 11.68% for the second half of 1996. This represented a little more than half of its total 1996 return of 22.96%.

We are pleased to report that The One Group domestic stock funds provided attractive results during both the six-month and one-year periods. For the 12-month period ended December 31, 1996, all of the U.S. funds posted strong double-digit returns.

LARGE STOCKS FUEL MARKET'S SURGE
Nothing seemed to interfere with the stock market's run during the second half of the year, not even a brief period of market weakness in July. Earnings disappointments and the fear that a stronger economy during the second quarter would lead to higher interest rates contributed to a 7% decline during the first two weeks of the month. But, once the actual second-quarter data were released, they showed that economic growth was, in fact, in line with original expectations. Investor fears were alleviated, and the market soon was back on its record-breaking course.

Until this point, returns on small- and large-company stocks had been about even. But, after the July market sell-off, investors tended to favor stocks of large, well-known corporations over those of smaller companies. These larger companies offered the consistency and predictability of earnings that investors demanded. As a result, larger-capitalization growth stocks, as measured by the S&P 500, outperformed smaller-capitalization stocks during the second half of the year.

INTERNATIONAL STOCKS SUFFER SETBACK
In the international stock arena, returns, as measured by the Europe, Australia and Far East Gross Domestic Product (EAFE GDP) Index, were disappointing compared to those of U.S. stocks. The EAFE GDP Index was up only 2.26% during the second half of the year and 7.73% for the entire year. Much of this was due to the Japanese market, which comprises 25% of the Index and suffered a downturn all year long. Furthermore, the U.S. dollar gained significant ground compared to the yen, which magnified the downturn in U.S. currency.

On the bright side, many European markets performed well throughout the year, and the emerging markets offered some of the year's strongest performance.

KEEPING PERFORMANCE IN PERSPECTIVE
It's important to remember that the widely-publicized performance of market indexes, such as the Dow Jones Industrial Average and the S&P 500, typically is not indicative of the performance of specific mutual funds. Except for our designated "index" funds, the composition of The One Group Funds differs significantly from the broad-based market indexes.

It was difficult for most stock fund managers to keep pace with the S&P 500 during 1996, mainly because the best price moves came from the very biggest growth stocks. Most stock funds have holdings in medium-and small-company stocks, which did not experience the same price increases as their larger counterparts. Neither did value stocks, which, in general, underperformed their growth-oriented peers.

Over time, we believe that such performance inequalities will even out. Smaller-capitalization stocks may, at some point soon, outperform large-capitalization stocks; value stocks may dominate growth stocks; and international stocks may catch up to domestic stocks. As such, we encourage our investors to remain diversified among a variety of stock types and to stay focused on long-term returns.

GOOD PERFORMANCE AHEAD
We expect the stock market to offer attractive returns in 1997, but not at the unusually robust levels that we witnessed in 1995 and 1996. It's likely that corporate earnings will remain strong, inflation will stay in control, and interest rates will increase, but only slightly. This environment should present a favorable backdrop for the stock market.

Sincerely,

                  [SIG]
Richard R. Jandrain III
SENIOR MANAGING DIRECTOR OF EQUITY SECURITIES
BANC ONE INVESTMENT ADVISORS CORPORATION

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                             DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
ASSET BACKED SECURITIES (2.9%):
 $     762   Advanta Mortgage Loan Trust 1994-3 A2
               7.60%, 7/25/10...........................  $     772
       250   Case Equipment Loan Trust 1996-B A3
               6.65%, 9/15/03...........................        253
       480   Green Tree Financial Corp. 1996-3 A3
               6.70%, 5/15/27...........................        483
       170   Honda Auto Receivables Grantor Trust 1994-A
               A 4.80%, 8/15/99.........................        170
       160   KeyCorp Auto Grantor Trust 1995-A A
               5.80%, 7/15/00...........................        160
     1,025   Olympic Automobile Receivables Trust 1996-B
               A4 6.70%, 3/15/02........................      1,036
       298   The Money Store Home Equity Trust 1994-B A2
               6.80%, 2/15/13...........................        296
       147   Union Federal Savings Bank Trust
               1994-A A 5.08%, 5/15/00..................        145
       151   World Omni Automobile Lease Securitization
               Trust 1994-A A 6.45%, 9/25/00............        151
                                                          ---------
                          Total Asset Backed Securities       3,466
                                                          ---------
                                 COMMON STOCKS (50.5%):
Capital Goods (3.9%):
        13   BW/IP Holdings, Inc. ......................        211
        18   Crane Co. .................................        526
         6   Fluor .....................................        395
        13   General Electric Co. ......................      1,325
         5   Hubbell, Inc. Class B .....................        216
         8   Ingersoll Rand Co. ........................        369
        15   Mark IV Industries, Inc. ..................        333
         7   Teleflex, Inc. ............................        360
         9   Tyco Labs .................................        449
         8   York International Corp. ..................        419
                                                          ---------
                                                              4,603
                                                          ---------
Consumer Durable (1.4%):
         6   Briggs & Stratton Corp. ...................        268
        21   Ford Motor Co. ............................        682
        11   Harley-Davidson, Inc. .....................        494
         4   Harman International Industries, Inc. .....        239
                                                          ---------
                                                              1,683
                                                          ---------
Consumer Non-Durable (6.1%):
        19   Archer-Daniels-Midland Co. ................        418
         6   Colgate Palmolive Co. .....................        581
         7   CPC International .........................        543
         6   Dole Food Co. (b) .........................        217
         8   First Brands Corp. ........................        238
        14   Newell Companies, Inc. ....................        428
         7   Nine West Group, Inc. (b)(c) ..............        329
        10   PepsiCo, Inc. .............................        298
        11   Phillip Morris Companies, Inc. ............      1,194

 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                       Consumer Non-Durable, continued:
         5   Proctor & Gamble Co. ......................  $     538
         8   Revlon, Inc. (c) ..........................        251
         8   RJR Nabisco Holdings Corp. ................        262
         8   Smithfield Foods, Inc. (c) ................        315
        11   Sysco Corp. ...............................        362
        13   The Coca Cola Co. .........................        668
         6   Tupperware Corp. ..........................        338
         7   Universal Corp. ...........................        231
                                                          ---------
                                                              7,211
                                                          ---------
Consumer Services (2.4%):
         6   Belo (A.H.) Corp., Series A (b) ...........        223
        14   Callaway Golf Co. .........................        408
         9   Carnival Cruise Lines .....................        310
        10   Hasbro, Inc. (b) ..........................        400
        15   Hilton Hotels (b) .........................        387
         7   MGM Grand, Inc. (c) .......................        234
        15   Time Warner, Inc. .........................        555
         4   Walt Disney Co. ...........................        299
                                                          ---------
                                                              2,816
                                                          ---------
Energy (4.2%):
         3   Atlantic Richfield Co. ....................        450
         4   BJ Services Co. (b)(c) ....................        214
         9   Devon Energy Corp. (b) ....................        306
        14   Exxon Corp. ...............................      1,372
         6   Halliburton Co. ...........................        380
         4   Helmerich & Payne, Inc. ...................        229
        10   Mapco, Inc. ...............................        326
         6   Mobil Corp. ...............................        770
         4   Tosco Corp. ...............................        340
        14   USX-Marathon Group ........................        327
         8   Weatherford Enterra, Inc. (c) .............        243
                                                          ---------
                                                              4,957
                                                          ---------
Financial Services (7.4%):
         3   Aames Financial Corp. (b) .................        108
        10   Aflac, Inc. ...............................        432
         4   AmSouth Bancorporation ....................        213
         8   Bancorp Hawaii, Inc. ......................        328
         9   BankAmerica Corp. .........................        858
         8   Charter One Financial, Inc. ...............        332
         8   Chase Manhattan Corp. .....................        723
         4   CIGNA Corp. ...............................        587
        14   Equitable Cos., Inc. (b) ..................        335
        21   Federal National Mortgage Assoc. ..........        767
         8   First American Bank Corp. (b) .............        475
         9   Imperial Credit Industries, Inc. (c) ......        193
         8   ITT Hartford Group, Inc. ..................        533
         5   J.P. Morgan & Co., Inc. (b) ...............        517
         9   KeyCorp ...................................        460

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                         Financial Services, continued:
         5   Provident Cos., Inc. (b) ..................  $     261
        10   Southtrust Corp. ..........................        363
         7   SunAmerica, Inc. ..........................        320
        17   Travelers Group, Inc. .....................        756
         4   Washington Mutual, Inc. ...................        178
                                                          ---------
                                                              8,739
                                                          ---------
Health Care (5.7%):
        15   Abbott Labs ...............................        771
         1   Allegiance Corp. ..........................         41
         9   Amgen, Inc. (c) ...........................        462
        11   Baxter International, Inc. ................        431
         4   Cardinal Health, Inc. .....................        259
        11   Columbia/HCA Healthcare Corp. .............        452
        11   Eli Lilly & Co. ...........................        825
         3   HBO & Co. (b) .............................        154
         9   Medtronic, Inc. ...........................        619
        17   Merck & Co., Inc. .........................      1,331
         6   Phycor, Inc. (b)(c) .......................        165
         9   Schering Plough ...........................        609
         7   Vencor, Inc. ..............................        212
         8   Watson Pharmaceutical, Inc. (c) ...........        377
                                                          ---------
                                                              6,708
                                                          ---------
Raw Materials (2.9%):
         6   Aluminum Co. of America ...................        408
         6   Betz Laboratories, Inc. ...................        363
        18   Crompton & Knowles Corp. ..................        354
         5   Du Pont (EI) De Nemours ...................        425
         6   Ferro Corp. ...............................        162
         4   IMC Global, Inc. (b) ......................        172
        10   Monsanto Co., Inc. ........................        397
         8   Nalco Chemical Co. ........................        303
         8   Praxair, Inc. .............................        387
         5   Sigma-Aldrich Corp. .......................        306
         9   Wellman, Inc. .............................        158
                                                          ---------
                                                              3,435
                                                          ---------
Retail (2.7%):
        11   Carson Pirie Scott & Co. (c) ..............        285
         9   Dollar General ............................        288
        12   Gap, Inc. .................................        374
        11   Just For Feet, Inc. (b)(c) ................        276
        12   McDonald's Corp. ..........................        557
        17   Officemax, Inc. (c) .......................        184
         8   TJX Companies, Inc. .......................        388
        34   Wal-Mart Stores, Inc. .....................        775
                                                          ---------
                                                              3,127
                                                          ---------
Shelter (0.2%):
        16   Kaufman & Broad Home Corp. ................        211
                                                          ---------
 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                     Technology (8.0%):
        10   Analog Devices, Inc. (c) ..................  $     349
         5   Boeing Co. ................................        543
        13   Cisco Systems, Inc. (c) ...................        795
         7   Compaq Computer Corp. (c) .................        520
         4   Gateway 2000, Inc. (b)(c) .................        225
        15   Intel Corp. ...............................      1,899
         7   International Business Machines ...........      1,057
         4   Litton Industries, Inc. (c) ...............        205
         4   Lockheed Martin Corp. .....................        357
         7   Lucent Technologies, Inc. (b) .............        316
        19   Microsoft (c) .............................      1,537
        12   National Semiconductor Corp. (c) ..........        300
        11   Oracle Corp. (c) ..........................        463
        10   Orbital Sciences Corp. (c) ................        174
         8   Rohr Industries, Inc. (c) .................        183
        20   Sun Microsystems, Inc. (c) ................        501
                                                          ---------
                                                              9,424
                                                          ---------
Utilities (5.6%):
        15   Central & South West Corp. ................        382
         6   Century Telephone Enterprises .............        198
        15   Consolidated Edison Co. of New York, Inc.
               (b) .....................................        442
        27   Edison International ......................        533
         9   Enron Corp. ...............................        388
        12   General Public Utilities Corp. ............        403
        20   GTE Corp. .................................        901
        15   Illinova Corp. ............................        399
        14   MCN Corp. .................................        390
        17   New York State Electric & Gas .............        368
         1   Panenergy Corp. ...........................         27
         7   National Fuel Gas Co. .....................        276
        15   SBC Communications, Inc. (b) ..............        756
        12   Sprint Corp. ..............................        479
         7   Telephone & Data Systems, Inc. ............        254
        11   Texas Utilities ...........................        428
                                                          ---------
                                                              6,624
                                                          ---------
  Total Common Stocks                                        59,538
                                                          ---------
CORPORATE BONDS (7.2%):
Bank & Finance (3.8%):
$      750   First Hawaiian, Inc., 6.25%, 8/15/00 ......        741
       500   Chrysler Financial Corp., 5.88%, 2/7/01 ...        487
       500   Midland Bank PLC, 6.95%, 3/15/11 ..........        489
       500   Ford Motor Credit, 8.38%, 1/15/00 .........        526
       250   Lehman Brothers Holdings, 6.38, 6/1/98.....        250
       500   Lehman Brothers, Inc.,9.88%, 10/15/00 .....        549
       800   McDonnell Douglas, 9.30%, 9/11/02 (c) .....        853
       500   Suntrust Banks, 7.38%, 7/1/02 .............        516
                                                          ---------
                                                              4,411
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
CORPORATE BONDS, CONTINUED:
                                    Industrials (1.7%):
$      500   Campbell Soup Co., 5.63%, 9/15/03 .........  $     473
       500   Dayton Hudson Co., 7.25%, 9/1/04 ..........        504
       500   Occidental Petroleum, 9.25%, 8/1/19 .......        592
       500   J C Penney & Co., 5.38%, 11/15/98 .........        492
                                                          ---------
                                                              2,061
                                                          ---------
Transportation (0.4%):
       500   Union Pacific Co., 7.60%, 5/1/05 ..........        515
                                                          ---------
Utilities (1.3%):
       500   AT&T Corp., 6.00%, 8/1/00 .................        489
       500   AT&T Corp., 7.50%, 6/1/06 .................        520
       500   Virginia Electric & Power, 6.63%, 4/1/03...        494
                                                          ---------
                                                              1,503
                                                          ---------
  Total Corporate Bonds                                       8,490
                                                          ---------
FEDERAL AGENCY DEBENTURES (1.7%):
Federal National Mortgage Assoc.
     1,000   5.55%, 9/8/98..............................        992
     1,000   5.53%, 2/10/99.............................        987
                                                          ---------
                                                              1,979
                                                          ---------
U.S. GOVERNMENT AGENCY MORTGAGES (17.1%):
Federal Home Loan Mortgage Corp.
       202   10.00%, 9/1/03, Pool #E30407...............        213
       322   8.00%, 3/1/08, Pool # E45796...............        331
     1,000   7.00%, 1/15/12 TBA.........................      1,000
       334   10.50%, 10/1/20, Pool #D24679..............        366
       932   8.00%, 5/1/25, Pool #D60455................        949
       992   6.50%, 2/1/26, Pool #D68124................        949
       495   7.00%, 3/1/26, Pool #D69430................        486
       980   7.50%, 5/1/26, Pool #C00460................        981
       960   8.50%, 7/1/26, Pool #C00472................        994
       999   7.00%, 10/1/26, Pool #D75494...............        980
Federal National Conventional Loan
       441   8.00%, 6/1/24, Pool #250085................        449
       698   8.00%, 6/1/24, Pool #270402................        710
Federal National Mortgage Assoc.
       968   6.50%, 5/1/11, Pool #337195................        950
       949   6.50%, 2/1/26, Pool #337115................        907
       955   7.50%, 5/1/26, Pool #344916................        955
       993   7.00%, 5/1/26, Pool #346269................        972
       495   7.50%, 11/1/26.............................        494
 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------

U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
                    Government National Mortgage Assoc.
$      806   5.50%, 4/20/11, Pool #2222.................  $     752
     1,259   8.00%, 8/15/24, Pool #394024...............      1,285
       738   7.00%, 8/15/25, Pool #413007...............        722
       994   7.00%, 5/15/26, Pool #375344...............        972
       995   7.50%, 5/15/26, Pool #375345...............        995
     1,000   6.50%, 4/15/26, Pool #416192...............        954
       800   6.50%, 4/15/26, Pool #424185...............        763
     1,000   8.50%, 1/15/27 TBA.........................      1,034
                                                          ---------
  Total U.S. Government Agencies                             20,163
                                                          ---------
U.S. TREASURY OBLIGATIONS (16.2%):
U.S. Treasury Bills
        55   1/9/97 (d).................................         55
        10   1/16/97 (d)................................         10
       110   3/20/97 (d)................................        109
        40   3/27/97 (d)................................         39
U.S. Treasury Bonds
     4,700   8.13%, 8/15/19 (b).........................      5,434
       750   11.25%, 2/15/15............................      1,108
U.S. Treasury Notes
     2,500   5.38%, 11/30/97 (b)........................      2,494
     3,500   7.25%, 2/15/98 (b).........................      3,557
     2,250   7.00%, 4/15/99.............................      2,300
     1,000   6.38%, 1/15/00.............................      1,009
     3,000   6.50%, 5/31/01.............................      3,033
                                                          ---------
  Total U.S. Treasury Obligations                            19,148
                                                          ---------
  Total Investments, at value                               112,784
                                                          ---------
REPURCHASE AGREEMENTS (6.5%):
     5,654   Aubrey G. Lanston & Co., 6.80%, 1/2/97
               (collateralized by $5,559 U.S. Treasury
               Securities, 8.875%, 11/15/97, market
               value--$5,717)...........................      5,654
     1,970   Lehman Brothers, 7.02%, 1/2/97
               (collateralized by $1,885 U.S. Government
               Agencies, 8.06%-8.57%, 10/26/09-3/24/10,
               market value-- $2,010)...................      1,970
                                                          ---------
  Total Repurchase Agreements                                 7,624
                                                          ---------
Total (Cost--$113,209)                                    $ 120,408
                                                          ---------
                                                          ---------

------------

Percentages indicated are based on net assets of $117,862.

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

      (a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately
           $145. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation....................................................  $   8,138
Unrealized depreciation....................................................     (1,084)
                                                                             ---------
Net unrealized appreciation................................................  $   7,054
                                                                             ---------
                                                                             ---------

      (b)  A portion of this security was loaned as of December 31, 1996.

      (c)  Non-income producing securities.

      (d)  Serves as collateral for futures contracts.

At December 31, 1996, the portfolio's open futures contracts were as follows:

   # OF                                                                      OPEN        MARKET
CONTRACTS                          CONTRACT TYPE                           POSITIONS      VALUE
----------  ------------------------------------------------------------  -----------  -----------
            LONG CONTRACTS:
    15      S & P 500, March 1997.......................................   $   5,521    $   5,584

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INCOME EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                             DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
COMMON STOCKS (85.2%):
                 Business Equipment & Services (4.7%):
        60   Automatic Data Processing.................  $   2,572
       180   Browning-Ferris Industries, Inc. .........      4,725
       115   Dun & Bradstreet Corp. ...................      2,731
       140   Electronic Data Systems Corp. ............      6,055
       100   National Service Industries, Inc. ........      3,737
                                                         ---------
                                                            19,820
                                                         ---------
Capital Goods (3.9%):
       145   Cooper Industries, Inc. ..................      6,108
        70   Deere & Co. ..............................      2,844
        50   General Electric Co. .....................      4,944
        30   Johnson Controls, Inc. ...................      2,486
                                                         ---------
                                                            16,382
                                                         ---------
Consumer Durable (2.2%):
        90   Briggs & Stratton Corp. (b)...............      3,960
       170   Ford Motor Co. ...........................      5,419
                                                         ---------
                                                             9,379
                                                         ---------
Consumer Non-Durable (13.9%):
        75   American Greetings Corp., Class A.........      2,128
        80   Campbell Soup Co. ........................      6,420
       120   Coca Cola Co. ............................      6,315
       150   ConAgra, Inc. ............................      7,463
        80   Eastman Kodak Co. ........................      6,420
       120   International Flavors & Fragrance.........      5,400
        85   Philip Morris Companies, Inc. ............      9,573
        45   Proctor & Gamble Co. .....................      4,837
       100   Tupperware Corp. .........................      5,363
        65   V.F. Corp. ...............................      4,387
                                                         ---------
                                                            58,306
                                                         ---------
Consumer Services (1.4%):
       130   McGraw Hill, Inc. ........................      5,996
                                                         ---------
Energy (10.4%):
        70   Amoco Corp. ..............................      5,635
        30   Atlantic Richfield Co. ...................      3,975
        90   Exxon Corp. ..............................      8,820
        85   Halliburton Co. ..........................      5,121
        70   Mobil Corp. ..............................      8,558
        90   Phillips Petroleum Co. ...................      3,982
        45   Royal Dutch Petroleum Co. (b).............      7,684
                                                         ---------
                                                            43,775
                                                         ---------
Financial Services (13.3%):
       102   Allstate Corp. ...........................      5,902
       125   American Express Co. .....................      7,063
        70   BankAmerica Corp. ........................      6,982
        60   Citicorp..................................      6,180
       130   Federal National Mortgage Assoc. .........      4,843
       130   First Tennessee National Corp. (b)........      4,875
        70   J.P. Morgan & Co. ........................      6,834

 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                        Financial Services, continued:
       100   Lincoln National Corp. ...................  $   5,250
        90   Reliastar Financial Corp. ................      5,197
        35   TransAmerica Corp. .......................      2,765
                                                         ---------
                                                            55,891
                                                         ---------
Health Care (9.6%):
       110   American Home Products....................      6,449
       185   Baxter International, Inc. ...............      7,585
        80   Bristol Myers Squibb Co. .................      8,700
       120   Columbia/HCA Healthcare Corp. ............      4,890
        80   Schering Plough...........................      5,180
       100   Warner Lambert Co. .......................      7,500
                                                         ---------
                                                            40,304
                                                         ---------
Multi-Industry (0.9%):
        80   Corning, Inc. ............................      3,700
                                                         ---------
Raw Materials (4.7%):
        90   Dow Chemical Co. .........................      7,054
        70   Du Pont (EI) de Nemours & Co. ............      6,606
       165   Nalco Chemical Co. .......................      5,960
                                                         ---------
                                                            19,620
                                                         ---------
Retail (0.5%):
        45   May Department Stores.....................      2,104
                                                         ---------
Technology (9.1%):
        75   AMP, Inc. ................................      2,878
        60   Boeing Co. ...............................      6,383
        55   Hewlett-Packard Co. ......................      2,764
        45   Intel Corp. ..............................      5,892
        60   Lockheed Martin Corp. ....................      5,490
        65   Lucent Technologies, Inc. ................      3,023
        80   Raytheon Co. .............................      3,850
       150   Xerox Corp. ..............................      7,894
                                                         ---------
                                                            38,174
                                                         ---------
Transportation (0.9%):
        60   Union Pacific Corp. ......................      3,608
                                                         ---------
Utilities (9.7%):
       160   AT&T Corp. ...............................      6,960
       140   Bell South Corp. .........................      5,652
       170   Central & South West Corp. ...............      4,356
       100   Duke Power Co. (b)........................      4,625
       160   Entergy Corp. ............................      4,440
       125   GTE Corp. ................................      5,687
       125   SBC Communications, Inc. (b)..............      6,469
        60   Sprint Corp. .............................      2,393
                                                         ---------
                                                            40,582
                                                         ---------
  Total Common Stocks                                      357,641
                                                         ---------
CONVERTIBLE BONDS (7.3%):
$    4,000   Alza Corp., 5.00%, 5/1/06.................      3,855

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INCOME EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
CONVERTIBLE BONDS, CONTINUED:
 $   1,000   Healthsouth Rehabilitation Corp., 5.00%,
               4/1/01..................................  $   1,989
     2,000   Hilton Hotels, 5.00%, 5/15/06.............      2,088
     4,000   Home Depot,
               3.25%, 10/1/01
               Callable 10/1/99 @ 100.81, 10/1/00 @
               100.....................................      3,920
     4,000   Masco Corp., 5.25%, 2/15/12...............      4,055
     3,750   Medical Care International, 6.75%,
               10/1/06.................................      3,806
     2,250   Pennzoil Co., 6.50%, 1/15/03 (b)..........      3,465
     3,500   Pep Boys-Manny, Moe, & Jack, 4.00%,
               9/1/99..................................      3,535
     3,750   Price Co., 5.50%, 2/28/12.................      3,863
                                                         ---------
                               Total Convertible Bonds      30,576
                                                         ---------
                              PREFERRED STOCKS (6.6%):
        90   Corning Delaware..........................      5,726
        65   Crown Cork & Seal.........................      3,380
 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
PREFERRED STOCKS, CONTINUED:
        75   Cyprus Amax Minerals Co. .................  $   4,059
        40   Microsoft Corp. ..........................      3,205
        25   Salomon, Inc. ............................      2,672
       100   Sonoco Products...........................      5,488
       175   Westinghouse Electric.....................      3,128
                                                         ---------
                                Total Preferred Stocks      27,658
                                                         ---------
                           Total Investments, at value     415,875
                                                         ---------
                         REPURCHASE AGREEMENTS (0.8%):
$    3,482   Lehman Brothers, 7.02%, 1/2/97,
               (collaterized by $3,665 Federal Home
               Loan Mortgage Corps., 5.78%-6.18%,
               10/22/03-11/26/03, market value--
               $3,555).................................      3,482
                                                         ---------
  Total Repurchase Agreements                                3,482
                                                         ---------
Total (Cost--$293,385) (a)                               $ 419,357
                                                         ---------
                                                         ---------

------------

Percentages indicated are based on net assets of $419,934.

      (a)  Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................................................  $ 127,983
Unrealized depreciation...................................................     (2,011)
                                                                            ---------
Net unrealized appreciation...............................................  $ 125,972
                                                                            ---------
                                                                            ---------

      (b)  A portion of this security was loaned as of December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                             DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS (94.3%):
Business Equipment & Services (1.9%):
          27  Automatic Data Processing.................  $   1,137
          19  Browning-Ferris Industries, Inc. .........        498
           9  Canadian Moore Corp. Ltd. ................        183
           7  Ceridian Corp. (c) .......................        274
          15  Cognizant Corp. ..........................        505
           7  Computer Science Corp. (c) ...............        542
           8  Deluxe Corp. .............................        248
          15  Dun & Bradstreet Corp. ...................        363
           6  Ecolab, Inc. .............................        216
          40  First Data Corp. .........................      1,475
           9  H & R Block...............................        266
           7  Interpublic Group Cos., Inc. .............        337
           3  John H. Harland Co. ......................         87
          27  Laidlaw Inc., Class B, Non-Voting (b) ....        306
           5  National Service Industries, Inc. ........        173
          13  Pitney Bowes, Inc. .......................        734
           7  Ryder Systems, Inc. ......................        203
          14  R.R. Donnelley & Sons Co. ................        442
           5  Safety-Kleen Corp. .......................         88
          20  Service Corp. International...............        569
          44  WMX Technologies, Inc. (b) ...............      1,420
                                                          ---------
                                                             10,066
                                                          ---------
Capital Goods (5.4%):
           8  Black & Decker Corp. .....................        229
           6  Case Corp. ...............................        343
          17  Caterpillar, Inc. (b) ....................      1,303
           4  Cincinnati Milacron, Inc. ................         78
          10  Cooper Industries, Inc. ..................        410
           4  Crane Co. ................................        112
           4  Cummins Engine, Inc. .....................        174
          23  Deere & Co. ..............................        934
          10  Dover Corp. (b) ..........................        504
          20  Emerson Electric Co. .....................      1,934
           8  Fluor Corp. ..............................        476
           3  Foster Wheeler Corp. .....................        128
         148  General Electric Co. .....................     14,660
           5  General Signal Corp. .....................        194
           3  Giddings & Lewis, Inc. ...................         38
           5  Grainger W.W., Inc. ......................        395
           4  Harnischfeger Industries, Inc. ...........        208
          11  Honeywell, Inc. ..........................        750
          11  Illinois Tool Works.......................        851
           9  Ingersoll Rand Co. .......................        411
           4  Johnson Controls, Inc. ...................        310
           0  Nacco Industries, Inc. ...................         21
           7  Navistar International Corp. (c) .........         64
           3  Newport News Shipbuilding (c) ............         48
           4  Owens-Corning Fiberglass Corp. ...........        189
           3  Paccar, Inc. .............................        234
           7  Parker-Hannifin Corp. ....................        261

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
Capital Goods, continued:
          17  PPG Industries, Inc. .....................  $     977
           8  Sherwin-Williams Co. .....................        442
           6  Snap-On, Inc. ............................        205
           8  Stanley Works.............................        210
           3  Timken Co. ...............................        123
           2  Trinova Corp. ............................         89
          14  Tyco Labs.................................        722
          49  Westinghouse Electric Corp. (b) ..........        973
                                                          ---------
                                                             29,000
                                                          ---------
Consumer Durable (2.3%):
           2  Briggs & Stratton Corp. (b) ..............        104
          65  Chrysler Corp. ...........................      2,155
           8  Cooper Tire & Rubber Co. .................        152
           9  Dana Corp. ...............................        290
           7  Eaton Corp. ..............................        489
           6  Echlin, Inc. .............................        175
         107  Ford Motor Co. ...........................      3,397
          68  General Motors Corp. .....................      3,800
          11  Genuine Parts Co. ........................        488
          14  Goodyear Tire & Rubber Co. ...............        695
          10  ITT Industries, Inc. .....................        251
           9  Maytag Corp. .............................        183
           7  Whirlpool Corp. (b) ......................        322
                                                          ---------
                                                             12,501
                                                          ---------
Consumer Non-Durable (12.2%):
           2  Alberto Culver Co., Class B...............        109
          16  American Brands, Inc. ....................        786
           7  American Greetings Corp., Class A.........        196
          45  Anheuser Busch Co., Inc. .................      1,785
          50  Archer-Daniels Midland Co. ...............      1,106
          13  Avon Products, Inc. ......................        714
           2  Ball Corp. ...............................         64
           5  Bemis Co. ................................        185
           6  Brown-Forman Corp., Class B...............        288
          21  Campbell Soup Co. ........................      1,698
           5  Clorox Co. ...............................        475
          13  Colgate Palmolive Co. ....................      1,210
          22  ConAgra, Inc. ............................      1,071
           3  Coors Adolph Co., Class B.................         65
          13  CPC International.........................      1,023
          11  Crown Cork & Seal Co. ....................        607
          30  Eastman Kodak Co. ........................      2,448
           3  Fleming Co., Inc. ........................         58
           7  Fruit of The Loom, Inc., Class A (c) .....        265
          14  General Mills, Inc. ......................        911
          40  Gillette Co. (b) .........................      3,071
          14  Hershey Foods Corp. ......................        606
          33  H.J. Heinz Co. ...........................      1,177
          10  International Flavors & Fragrance (b) ....        447
           4  Jostens, Inc. ............................         79

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
          19  Kellogg Co. (b) ..........................  $   1,277
           7  Liz Claiborne, Inc. ......................        270
          14  Newell Companies, Inc. ...................        451
          26  Nike, Inc., Class B.......................      1,548
         141  PepsiCo, Inc. ............................      4,118
          74  Phillip Morris Companies, Inc. ...........      8,279
           8  Pioneer Hi Bred International, Inc. ......        553
           4  Polaroid Corp. ...........................        191
          61  Proctor & Gamble Co. (b) .................      6,605
          12  Quaker Oats Co. ..........................        458
           9  Ralston Purina Group......................        693
           5  Reebok International Ltd. (b) ............        221
          14  Rubbermaid, Inc. .........................        322
           4  Russell Corp. ............................        106
          43  Sara Lee, Corp. ..........................      1,608
          33  Seagram Co., Ltd. ........................      1,298
           1  Springs Industries, Inc. Class A..........         45
           5  Stride Rite Corp. ........................         48
           7  Supervalu, Inc. ..........................        184
          16  Sysco Corp. ..............................        536
         224  The Coca Cola Co. ........................     11,771
           6  Tupperware Corp. .........................        306
          14  Unilever NV, NY Shares (b) ...............      2,483
          18  UST, Inc. ................................        583
           6  V.F. Corp. ...............................        392
          10  Wrigley (Wm.) Jr. Co. ....................        575
                                                          ---------
                                                             65,365
                                                          ---------
Consumer Services (3.4%):
           9  Brunswick Corp. ..........................        206
          30  Comcast Corp., Special....................        528
          35  CUC International, Inc. (c) ..............        838
           9  Dow Jones & Co., Inc. ....................        295
          13  Gannett, Inc. ............................        956
           9  Harrah's Entertainment, Inc. (c) .........        179
           8  Hasbro, Inc. (b) .........................        307
          22  Hilton Hotels (b) ........................        588
          11  Hospitality Franchise Systems, Inc. (b) ..        645
          10  ITT Corp. (c) ............................        440
           3  King World Productions, Inc. (c) .........        124
           9  Knight-Ridder, Inc. (b) ..................        346
          11  Marriott Intl., Inc. .....................        627
          25  Mattel, Inc. (b) .........................        684
           9  McGraw Hill, Inc. ........................        422
           2  Meredith Corp. ...........................        127
           9  New York Times Co., Class A...............        338
          58  Tele-Communications, Inc., Class A
                (b)(c)..................................        762
          51  Time Warner, Inc. ........................      1,911
          10  Times Mirror Co., Class A (b) ............        479
           6  Tribune Co. ..............................        474
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
          42  U.S. West, Inc. ..........................  $   1,353
          32  Viacom, Inc., Class B (c) ................      1,130
          61  Walt Disney Co. ..........................      4,236
                                                          ---------
                                                             17,995
                                                          ---------
Energy (8.7%):
           8  Amerada Hess Corp. .......................        480
          44  Amoco Corp. ..............................      3,574
           6  Ashland, Inc. (b) ........................        246
          14  Atlantic Richfield Co. ...................      1,917
          13  Baker Hughes, Inc. .......................        443
          11  Burlington Northern.......................        574
          58  Chevron Corp. (b) ........................      3,778
          16  Dresser Industries, Inc. .................        493
         112  Exxon Corp. ..............................     10,953
          11  Halliburton Co. ..........................        684
           2  Helmerich & Payne, Inc. ..................         98
           5  Kerr McGee Corp. .........................        355
           3  Louisiana Land & Exploration Co. .........        159
           5  McDermott International, Inc. ............         87
          35  Mobil Corp. ..............................      4,308
          29  Occidental Petroleums Corp. ..............        668
           9  Oryx Energy Co. (c) ......................        217
           4  Pennzoil Co. .............................        245
          23  Phillips Petroleum Co. ...................      1,037
           8  Rowan Cos., Inc. (c) .....................        172
          48  Royal Dutch Petroleum Co. (b) ............      8,206
           8  Santa Fe Energy Resources, Inc. (c) ......        110
          22  Schlumberger Ltd. ........................      2,174
           7  Sun, Inc. ................................        162
          16  Tenneco, Inc. ............................        719
          23  Texaco, Inc. .............................      2,300
          22  Union Pacific Resources Group.............        653
          22  Unocal Corp. (b) .........................        897
          26  USX-Marathon Group........................        619
           5  Western Atlas, Inc. (c) ..................        376
                                                          ---------
                                                             46,704
                                                          ---------
Financial Services (13.8%):
           4  Alexander & Alexander Services, Inc. .....         70
          40  Allstate Corp. ...........................      2,316
          43  American Express Co. .....................      2,407
          19  American General Corp. (b) ...............        758
          42  American International Group..............      4,595
          10  Aon Corp. ................................        590
          39  Banc One Corp. ...........................      1,684
          13  Bank of Boston Corp. .....................        846
          36  Bank of New York Co., Inc. (b) ...........      1,201
          32  Bankamerica Corp. ........................      3,214
           7  Bankers Trust New York Corp. .............        637
          17  Barnett Banks, Inc. ......................        709
           5  Beneficial Corp. .........................        318

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
          14  Boatmen's Bancshares, Inc. ...............  $     909
          39  Chase Manhattan Corp. ....................      3,487
          16  Chubb Corp. ..............................        848
           7  CIGNA Corp. ..............................        943
          43  Citicorp..................................      4,475
          10  Comerica, Inc. ...........................        529
          20  Corestates Financial Corp. (b) ...........      1,030
          15  Dean Witter, Discover & Co. ..............      1,013
          16  Federal Home Loan Mortgage Corp. .........      1,751
          98  Federal National Mortgage Assoc. .........      3,641
           9  Fifth Third Bancorp.......................        559
          13  First Bank System, Inc. ..................        894
          28  First Chicago NBD Corp. (b) ..............      1,526
          25  First Union Corp. ........................      1,844
          23  Fleet Financial Group, Inc. ..............      1,151
           7  General Re Corp. .........................      1,181
           6  Golden West Financial Corp. ..............        361
          12  Great Western Financial Corp. ............        352
          12  Green Tree Financial Corp. ...............        479
           8  Household International, Inc. ............        783
          10  H.F. Ahmanson & Co. (b) ..................        336
          10  ITT Hartford Group, Inc. .................        685
           7  Jefferson Pilot Corp. ....................        378
          17  J.P. Morgan & Co., Inc. ..................      1,674
          21  KeyCorp...................................      1,040
           9  Lincoln National Corp. ...................        488
           7  Marsh & McLennan Co., Inc. ...............        707
           4  MBIA, Inc. ...............................        385
          20  MBNA Corp. ...............................        829
          12  Mellon Bank Corp. ........................        859
          16  Merrill Lynch & Co. ......................      1,273
           5  MGIC Investment Corp. ....................        403
          14  Morgan Stanley Group, Inc. ...............        788
          20  National City Corp. ......................        889
          26  NationsBank Corp. ........................      2,559
          33  Norwest Corp. ............................      1,434
          31  PNC Bank Corp. (b) .......................      1,149
           9  Providian Corp. ..........................        446
           5  Republic N Y Corp. .......................        408
          11  SAFECO Corp. .............................        435
           9  Salomon, Inc. ............................        445
           8  St. Paul Co. (b) .........................        453
          21  SunTrust Banks, Inc. .....................      1,017
           7  Torchmark Corp. ..........................        335
           7  TransAmerica Corp. .......................        514
          57  Travelers Group, Inc. ....................      2,603
           7  UNUM Corp. ...............................        499
           3  US Life Corp. ............................        100
          10  USF & G Corp. ............................        209
          14  U.S. Bancorp (b) .........................        635
          15  Wachovia Corp. ...........................        870
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
           8  Wells Fargo & Co. (b) ....................  $   2,253
                                                          ---------
                                                             74,199
                                                          ---------
Health Care (9.9%):
          70  Abbott Laboratories.......................      3,562
          13  Aetna (c) ................................      1,049
           6  Allergan, Inc. ...........................        207
           8  Alza Corp. (b)(c) ........................        194
          57  American Home Products....................      3,321
          24  Amgen, Inc. (c) ..........................      1,300
           5  Bausch & Lomb, Inc. ......................        189
          25  Baxter International, Inc. ...............      1,009
          12  Becton Dickinson & Co. ...................        519
           8  Beverly Enterprises, Inc. (c) ............        100
          10  Biomet, Inc. (b)(c) ......................        155
          16  Boston Scientific Corp. (c) ..............        930
          45  Bristol Myers Squibb Co. .................      4,938
          59  Columbia/HCA Healthcare Corp. (b) ........      2,419
           5  C.R. Bard, Inc. ..........................        144
          49  Eli Lilly & Co. ..........................      3,611
           6  Guidant Corp. ............................        365
          15  Humana, Inc. (c) .........................        277
         119  Johnson & Johnson.........................      5,934
           7  Mallinckrodt Group, Inc. (b) .............        309
           6  Manor Care, Inc. .........................        154
          22  Medtronic, Inc. ..........................      1,473
         109  Merck & Co., Inc. (b) ....................      8,659
           4  Millipore Corp. ..........................        182
          58  Pfizer, Inc. .............................      4,781
          45  Pharmacia & Upjohn, Inc. .................      1,790
          33  Schering-Plough Corp. ....................      2,122
           2  Shared Medical Systems Corp. (b) .........         76
           7  St. Jude Medical Center, Inc. (b) ........        315
          18  Tenet Healthcare Corp. (b)(c) ............        398
          16  United Healthcare Corp. (b) ..............        728
           5  U.S. Surgical, Corp. .....................        213
          24  Warner Lambert Co. .......................      1,817
                                                          ---------
                                                             53,240
                                                          ---------
Multi-Industry (1.7%):
          12  Alco Standard Corp. ......................        598
          25  Allied Signal, Inc. ......................      1,677
          21  Corning, Inc. ............................        955
           3  FMC Corp. (c) ............................        221
           7  Harcourt General, Inc. ...................        320
          10  Loews Corp. ..............................        980
          38  Minnesota Mining & Manufacturing Co.......      3,124
           7  Textron, Inc. ............................        687
          12  TRW, Inc. ................................        576
           9  Whittman Corp. ...........................        212
                                                          ---------
                                                              9,350
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
Raw Materials (4.1%):
          10  Air Products & Chemical, Inc. ............  $     695
          20  Alcan Aluminum Ltd. ......................        674
          16  Allegheny Teledyne, Inc. .................        358
          16  Aluminum Co. of America...................      1,005
           9  Armco, Inc. (c) ..........................         37
           4  ASARCO, Inc. .............................         98
          10  Avery Dennison Corp. .....................        369
          32  Barrick Gold Corp. (b) ...................        911
          20  Battle Mountain Gold Co. .................        139
          10  Bethlehem Steel Corp. (c) ................         86
           5  B. F. Goodrich Co. .......................        188
           9  Cyprus Amax Minerals Co. (b) .............        208
          22  Dow Chemical Co. .........................      1,745
          50  Du Pont (EI) de Nemours & Co. ............      4,735
           7  Eastman Chemical Co. .....................        412
          11  Echo Bay Mines Ltd. ......................         71
          13  Engelhard Corp. ..........................        250
          18  Freeport-McMoran Copper & Gold, Class B...        547
           6  Great Lakes Chemical Corp. ...............        276
          10  Hercules, Inc. ...........................        419
          13  Homestake Mining Co. .....................        179
          15  Inco Ltd. (b) ............................        477
           4  Inland Steel Industries, Inc. ............         85
          53  Monsanto Co. .............................      2,042
          13  Morton International, Inc. ...............        541
           6  Nalco Chemical Co. .......................        228
           9  Newmont Mining Corp. .....................        397
           8  Nucor Corp. ..............................        401
          10  Pall Corp. ...............................        260
           6  Phelps Dodge Corp. .......................        433
          21  Placer Dome, Inc. ........................        464
          13  Praxair, Inc. ............................        615
           6  Reynolds Metals Co. ......................        316
           6  Rohm & Haas Co. (b) ......................        514
          11  Santa Fe Pacific Gold Corp. ..............        177
           5  Sigma-Aldrich Corp. ......................        287
          12  Union Carbide Corp. ......................        508
           7  USX-U.S. Steel Group, Inc. ...............        229
           8  Worthington Industries, Inc. .............        146
           8  W.R. Grace & Co. .........................        434
                                                          ---------
                                                             21,956
                                                          ---------
Retail (4.6%):
          23  Albertsons, Inc. .........................        810
          13  American Stores Co. ......................        533
           9  Charming Shoppes (c) .....................         46
           9  Circuit City Stores, Inc. (b) ............        259
           9  CVS Corp. ................................        379
          14  Darden Restaurants, Inc. .................        126
          19  Dayton Hudson Corp. ......................        758
          10  Dillard Department Stores, Inc., Class A..        307
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
Retail, continued:
          18  Federated Department Stores,
                Inc. (b)(c) ............................  $     621
          26  Gap, Inc. ................................        789
           5  Giant Food Inc., Class A..................        187
           3  Great Atlantic & Pacific Tea, Inc. .......        110
          43  Home Depot, Inc. .........................      2,143
          20  J.C. Penney, Inc. (b) ....................        984
          41  K Mart, Inc. (b)(c) ......................        425
          11  Kroger Co. (c) ...........................        511
          24  Limited, Inc. ............................        446
           1  Longs Drug Stores, Inc. ..................         58
          15  Lowe's Co. (b) ...........................        542
           2  Luby's Cafeteria, Inc. ...................         34
          22  May Department Stores.....................      1,050
          63  McDonald's Corp. .........................      2,833
           3  Mercantile Stores Co., Inc. ..............        160
           8  Nordstrom, Inc. ..........................        269
           6  Pep Boys-Manny, Moe & Jack................        173
          17  Price/Costco Co. (c) .....................        438
          10  Rite Aid Corp. ...........................        405
           5  Ryan Family Steak Houses, Inc. (c) .......         35
          35  Sears Roebuck & Co. ......................      1,606
           5  Shoney's, Inc. (c) .......................         34
           6  Tandy Corp. ..............................        255
           7  TJX Cos., Inc. ...........................        317
          25  Toys R Us, Inc. (b)(c) ...................        752
          22  Walgreen Co. .............................        894
         205  Wal-Mart Stores, Inc. ....................      4,697
          11  Wendy's International, Inc. ..............        233
          13  Winn Dixie Stores, Inc. ..................        426
          12  Woolworth Corp. ..........................        258
                                                          ---------
                                                             24,903
                                                          ---------
Shelter (1.6%):
           3  Armstrong World Industries, Inc. .........        226
           5  Boise Cascade Corp. ......................        146
           3  Centex Corp. .............................         98
           8  Champion International Co. ...............        358
           3  Fleetwood Enterprises, Inc. ..............         86
           8  Georgia Pacific Corp. ....................        582
          27  International Paper Co. ..................      1,086
           8  James River Corp. of Virginia.............        251
           3  Kaufman & Broad Home Corp. ...............         45
          25  Kimberly Clark Corp. .....................      2,384
          10  Louisiana Pacific Corp. ..................        203
          14  Masco Corp. ..............................        508
           5  Mead Corp. ...............................        309
           2  Potlatch Corp. ...........................        106
           2  Pulte Corp. ..............................         67
           8  Stone Container Corp. ....................        122
           5  Temple Inland, Inc. ......................        291

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
Shelter, continued:
           6  Union Camp Corp. .........................  $     304
           9  Westvaco Corp. ...........................        260
          18  Weyerhaeuser Co. .........................        868
           5  Williamette Industries, Inc. .............        369
                                                          ---------
                                                              8,669
                                                          ---------
Technology (13.6%):
          10  Advanced Micro Devices, Inc. (b)(c) ......        267
          10  Amdahl Corp. (c) .........................        125
          19  AMP, Inc. ................................        730
           5  Andrew Corp. (c) .........................        277
          11  Apple Computer, Inc. (b)(c) ..............        226
          16  Applied Materials, Inc. (c) ..............        564
           5  Auto Desk, Inc. (b) ......................        127
          17  Bay Networks, Inc. (c) ...................        347
          32  Boeing Co. ...............................      3,400
          13  Cabletron Systems (c) ....................        446
          58  Cisco Systems, Inc. (c) ..................      3,703
          24  Compaq Computer Corp. (b)(c) .............      1,764
          33  Computer Associates International, Inc....      1,626
           3  Data General Corp. (c) ...................         43
          16  Dell Computer Corp. (b)(c) ...............        850
          13  Digital Equipment Corp. (c) ..............        483
          10  DSC Communications Corp. (c) .............        177
           5  EG&G, Inc. ...............................        101
          20  EMC Corp. (b)(c) .........................        669
           6  General Dynamics Corp. ...................        401
          11  General Instrument Corp. (c) .............        231
           3  Harris Corp. .............................        237
          91  Hewlett Packard Co. ......................      4,584
          74  Intel Corp. ..............................      9,700
           4  Intergraph Corp. (c) .....................         44
          47  International Business Machines...........      7,166
          18  Lockheed Martin Corp. ....................      1,647
          11  LSI Logic Corp. (c) ......................        305
          57  Lucent Technologies, Inc. ................      2,629
          20  McDonnell Douglas Corp. ..................      1,265
          18  Micron Technology, Inc. (b) ..............        536
         107  Microsoft Corp. (c) ......................      8,874
          53  Motorola, Inc. ...........................      3,238
          11  National Semiconductor Corp. (c) .........        277
          23  Northern Telecom, Ltd. (b) ...............      1,408
           5  Northrop Grumman Corp. ...................        428
          33  Novell, Inc. (b)(c) ......................        312
          59  Oracle Corp. (c) .........................      2,444
           4  Perkin-Elmer Corp. .......................        239
           4  Raychem Corp. ............................        325
          22  Raytheon Co. .............................      1,061
          19  Rockwell International Corp. .............      1,185
           7  Scientific-Atlanta, Inc. .................        105
          18  Seagate Technology, Inc. (c) .............        727
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
Technology, continued:
          15  Silicon Graphics, Inc. (c) ...............  $     377
          33  Sun Microsystems, Inc. (c) ...............        858
          10  Tandem Computers (c) .....................        141
           6  TCI Satellite Entertainment,
                Class A, (c) ...........................         58
           3  Tektronix, Inc. ..........................        150
          16  Tellabs, Inc. (c) ........................        594
          17  Texas Instruments, Inc. ..................      1,077
           4  Thomas & Betts Corp. .....................        188
          15  3Com Corp. (c) ...........................      1,071
          15  Unisys, Corp. (c) ........................        103
          22  United Technologies Corp. ................      1,442
          29  Xerox Corp. (b) ..........................      1,543
                                                          ---------
                                                             72,895
                                                          ---------
Transportation (1.3%):
           8  AMR Corp. (c) ............................        705
          14  Burlington Northern Santa Fe Corp. .......      1,166
           4  Caliber Systems, Inc. ....................         68
           6  Conrail, Inc. ............................        556
           2  Consolidated Freightways Corp. (c) .......         16
           0  Consolidated Transportation, Inc. ........          2
          19  CSX Corp. ................................        782
           7  Delta Air Lines, Inc. ....................        505
          11  Federal Express Corp. (b)(c) .............        474
          12  Norfolk Southern Corp. ...................      1,022
          13  Southwest Airlines Co. ...................        290
          22  Union Pacific Corp. ......................      1,318
           5  US Air Group (c) .........................        118
                                                          ---------
                                                              7,022
                                                          ---------
Utilities (9.7%):
          44  Airtouch Communications, Inc. (c) ........      1,120
          17  Alltel Corp. .............................        540
          17  American Electric Power, Inc. ............        689
          50  Ameritech Corp. ..........................      3,023
         145  AT&T Corp. ...............................      6,296
          13  Baltimore Gas & Electric Co. .............        354
          39  Bell Atlantic Corp. (b) ..................      2,548
          89  BellSouth Corp. ..........................      3,584
          14  Carolina Power & Light Co. ...............        517
          19  Central & South West Corp. ...............        480
          14  Cinergy Corp. ............................        457
           9  Coastal Corp. ............................        443
           5  Columbia Gas System, Inc. ................        326
          21  Consolidated Edison Co. of New York,
                Inc. ...................................        617
           8  Consolidated Natural Gas Co. .............        452
          13  Detroit Edison Co. .......................        427
          15  Dominion Resources Inc. of Virginia.......        592
          18  Duke Power Co., Inc. .....................        847
           1  Eastern Enterprises.......................         38

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
Utilities, continued:
          40  Edison International......................  $     795
           1  El Paso Natural Gas.......................         75
          23  Enron Corp. ..............................        971
           6  Enserch Corp. ............................        143
          21  Entergy Corp. ............................        570
          17  Florida Power & Light, Inc. ..............        772
          10  General Public Utilities Corp. ...........        343
          87  GTE Corp. ................................      3,940
          23  Houston Industries (b) ...................        524
          62  MCI Communications........................      2,023
          13  Niagara Mohawk Power Corp. (c) ...........        128
           5  NICOR, Inc. ..............................        183
          11  Noram Energy Corp. .......................        173
           6  Northern States Power Co. ................        285
          39  NYNEX Corp. ..............................      1,856
          14  Ohio Edison Co. ..........................        311
           2  Oneok, Inc. ..............................         69
           8  Pacific Enterprises.......................        233
          38  Pacific Gas & Electric Co. ...............        802
          26  Pacificorp................................        524
          38  Pacific Telesis Group.....................      1,405
          13  Panenergy Corp. ..........................        589
          20  Peco Energy Corp. ........................        500
           3  Peoples Energy Corp. .....................        104
           2  Peoples Energy Rights.....................          0
          14  PP&L Resources, Inc. .....................        324
          22  Public Service Enterprise Group (b) ......        600
          55  SBC Communications, Inc. (b) .............      2,824
           8  Sonat, Inc. ..............................        401
          60  Southern Co. .............................      1,349
          39  Sprint Corp. .............................      1,547
          20  Texas Utilities...........................        816
          19  Unicom Corp. .............................        515
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
Utilities, continued:
           9  Union Electric Co. .......................  $     346
          56  U.S. West Media Group (c) ................      1,037
          14  Williams Cos., Inc. ......................        528
          34  WorldCom, Inc. (b) .......................        881
                                                          ---------
                                                             51,836
                                                          ---------
  Total Common Stocks                                       505,701
                                                          ---------
U.S. TREASURY OBLIGATIONS (0.3%):
U.S. Treasury Bills
$        245  1/2/97 (d) ...............................        245
          60  1/9/97 (d) ...............................         60
          40  1/16/97 (d) ..............................         40
         380  1/23/97 (d) ..............................        379
         105  1/30/97 (d) ..............................        104
          30  3/13/97 (d) ..............................         30
         610  3/20/97 (d) ..............................        604
                                                          ---------
  Total U.S. Treasury Obligations                             1,462
                                                          ---------
  Total Investments, at value                               507,163
                                                          ---------
REPURCHASE AGREEMENTS (5.4%):
      27,892  Aubrey G. Lanston & Co., 6.80%, 1/2/97,
                (Collateralized by $27,927 U.S. Treasury
                Securities, 6.00%, 9/30/98, market
                value--$28,314) ........................     27,892
       1,248  Lehman Brothers, 7.02%, 1/2/97
                (Collateralized by $1,225 various
                U.S. Government Securities
                7.83%-7.99%, 3/23/05-4/13/05,
                market value $1,277)....................      1,248
                                                          ---------
  Total Repurchase Agreements                                29,140
                                                          ---------
Total (Cost--$405,033)(a)                                  $536,303
                                                          ---------
                                                          ---------

------------

Percentages indicated are based on net assets of $536,203.

      (a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately
           $413. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................................................  $ 139,577
Unrealized depreciation...................................................     (8,720)
                                                                            ---------
Net unrealized appreciation...............................................  $ 130,857
                                                                            ---------
                                                                            ---------

      (b)  A portion of this security was loaned as of December 31, 1996.

      (c)  Non-income producing securities.

      (d)  Serves as collateral for futures contracts.

At December 31, 1996, the portfolio's open futures contracts were as follows:

   # OF                                                                     OPEN       MARKET
 CONTRACTS                         CONTRACT TYPE                          POSITIONS     VALUE
-----------  ----------------------------------------------------------  -----------  ---------
             LONG CONTRACTS:
    74       S & P 500, March 1997.....................................   $  28,088   $  27,546

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

VALUE GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                             DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS (97.3%):
                                  Capital Goods (7.5%):
        59   BW/IP Holdings, Inc. ......................  $     978
        84   Crane Co. .................................      2,449
        30   Fluor Corp. ...............................      1,851
        62   General Electric Co. ......................      6,120
        23   Hubbell, Inc., Class B.....................      1,012
        39   Ingersoll Rand Co. ........................      1,713
        69   Mark IV Industries, Inc. ..................      1,550
        32   Teleflex Inc. .............................      1,658
        40   Tyco Labs..................................      2,094
        35   York International Corp. ..................      1,967
                                                          ---------
                                                             21,392
                                                          ---------
Consumer Durable (2.7%):
        28   Briggs & Stratton Corp. ...................      1,236
        99   Ford Motor Co. ............................      3,156
        49   Harley-Davidson, Inc. .....................      2,303
        20   Harman International Industries, Inc. .....      1,090
                                                          ---------
                                                              7,785
                                                          ---------
Consumer Non-Durable (11.8%):
        88   Archer-Daniels-Midland Co. ................      1,940
        29   Colgate Palmolive Co. .....................      2,684
        33   CPC International..........................      2,527
        30   Dole Food Co. .............................      1,013
        39   First Brands Corp. ........................      1,101
        64   Newell Companies, Inc. ....................      2,003
        33   Nine West Group, Inc. (c)..................      1,526
        48   PepsiCo, Inc. .............................      1,389
        49   Philip Morris Co., Inc. ...................      5,541
        23   Proctor & Gamble Co. ......................      2,505
        39   Revlon Inc. (c)............................      1,165
        36   RJR Nabisco Holdings Corp. ................      1,207
        39   Smithfield Foods, Inc. (c).................      1,463
        52   Sysco Corp. ...............................      1,680
        59   The Coca Cola Co. .........................      3,094
        29   Tupperware Corp. ..........................      1,566
        33   Universal Corp. ...........................      1,073
                                                          ---------
                                                             33,477
                                                          ---------
Consumer Services (4.6%):
        30   Belo (A.H.) Corp., Series A (b)............      1,039
        66   Callaway Golf Co. .........................      1,903
        44   Carnival Cruise Lines......................      1,436
        48   Hasbro, Inc. (b)...........................      1,858
        69   Hilton Hotels (b)..........................      1,805
        31   MGM Grand, Inc. (c)........................      1,074
        69   Time Warner, Inc. .........................      2,580
        20   Walt Disney Co. ...........................      1,372
                                                          ---------
                                                             13,067
                                                          ---------
Energy (8.1%):
        16   Atlantic Richfield Co. ....................      2,147

 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                     Energy, continued:
        20   BJ Services Co. (b)(c).....................  $   1,005
        41   Devon Energy Corp. ........................      1,421
        65   Exxon Corp. ...............................      6,360
        29   Halliburton Co. ...........................      1,765
        21   Helmerich & Payne, Inc. ...................      1,074
        45   Mapco, Inc. ...............................      1,520
        29   Mobil Corp. ...............................      3,557
        20   Tosco Corp. ...............................      1,598
        64   USX-Marathon Group.........................      1,523
        38   Weatherford Enterra, Inc. (c)..............      1,131
                                                          ---------
                                                             23,101
                                                          ---------
Financial Services (14.5%):
        15   Aames Financial Corp. (b)..................        524
        47   AFLAC, Inc. ...............................      2,005
        20   AmSouth Bancorporation.....................        987
        36   Bancorp Hawaii, Inc. ......................      1,499
        40   BankAmerica Corp. .........................      4,000
        36   Charter One Financial, Inc. ...............      1,521
        38   Chase Manhattan Corp. .....................      3,347
        21   Cigna Corp. ...............................      2,842
        81   Equitable Co., Inc. (b)....................      1,995
        95   Federal National Mortgage Assoc. ..........      3,554
        36   First American Bank Corp. .................      2,171
        44   Imperial Credit Industries, Inc. (c).......        920
        38   ITT Hartford Group, Inc. ..................      2,545
        25   J.P. Morgan & Co., Inc. ...................      2,402
        42   KeyCorp....................................      2,121
        26   Provident Co., Inc. (b)....................      1,238
        48   Southtrust Corp. ..........................      1,670
        35   SunAmerica, Inc. ..........................      1,535
        77   Travelers Group, Inc. .....................      3,492
        19   Washington Mutual, Inc. ...................        823
                                                          ---------
                                                             41,191
                                                          ---------
Health Care (10.9%):
        70   Abbott Labs................................      3,568
         8   Allegiance Corp. ..........................        222
        39   Amgen, Inc. (c)............................      2,142
        49   Baxter International, Inc. ................      2,001
        21   Cardinal Health, Inc. .....................      1,203
        51   Columbia/HCA Healthcare Corp. (b)..........      2,095
        52   Eli Lilly & Co. ...........................      3,796
        12   HBO & Co. .................................        724
        42   Medtronic, Inc. ...........................      2,876
        78   Merck & Co., Inc. .........................      6,182
        27   Phycor Inc. (b)(c).........................        760
        44   Schering-Plough Corp. .....................      2,823
        31   Vencor, Inc. (c)...........................        984
        39   Watson Pharmaceutical, Inc. (c)............      1,757
                                                          ---------
                                                             31,133
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

VALUE GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                  Raw Materials (5.6%):
        29   Aluminum Co. of America....................  $   1,874
        29   Betz Laboratories Inc. ....................      1,685
        85   Crompton & Knowles Corp. ..................      1,638
        21   Du Pont (EI) De Nemours & Co. .............      1,991
        27   Ferro Corp. ...............................        755
        21   IMC Global Inc. (b)........................        806
        48   Monsanto Co. ..............................      1,847
        39   Nalco Chemical Co. ........................      1,398
        39   Praxair, Inc. .............................      1,808
        23   Sigma-Aldrich Corp. .......................      1,411
        43   Wellman, Inc. .............................        733
                                                          ---------
                                                             15,946
                                                          ---------
Retail (5.1%):
        52   Carson Pirie Scott & Co. (c)...............      1,316
        41   Dollar General.............................      1,322
        58   Gap, Inc. .................................      1,735
        49   Just for Feet, Inc. (b)(c).................      1,281
        57   McDonald's Corp. ..........................      2,584
        80   Officemax, Inc. (c)........................        852
        38   TJX Companies, Inc. (b)....................      1,796
       158   Wal-Mart Stores, Inc. .....................      3,605
                                                          ---------
                                                             14,491
                                                          ---------
Shelter (0.3%):
        76   Kaufman & Broad Home Corp. ................        979
                                                          ---------
Technology (15.3%):
        48   Analog Devices, Inc. (c)...................      1,619
        24   Boeing Co. ................................      2,564
        58   Cisco Systems, Inc. (c)....................      3,671
        33   Compaq Computer Corp. (c)..................      2,413
        19   Gateway 2000, Inc. (b)(c)..................      1,039
        68   Intel Corp. ...............................      8,838
        32   International Business Machines............      4,757
        20   Litton Industries, Inc. (b)(c).............        943
        18   Lockheed Martin Corp. .....................      1,656
        31   Lucent Technologies, Inc. (b)..............      1,449
        87   Microsoft (c)..............................      7,197
        57   National Semiconductor Corp. (c)...........      1,392
        52   Oracle Corp. (c)...........................      2,154
        47   Orbital Sciences Corp. (c).................        806
        38   Rohr Industries, Inc. (c)..................        860
 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                 Technology, continued:
        90   Sun Microsystems, Inc. (c).................  $   2,314
                                                          ---------
                                                             43,672
                                                          ---------
Utilities (10.8%):
        70   Central & South West Corp. ................      1,781
        30   Century Telephone Enterprises..............        923
        70   Consolidated Edison Co. of New York,
               Inc. ....................................      2,048
       124   Edison International.......................      2,466
        42   Enron Corp. ...............................      1,807
        56   General Public Utilities Corp. ............      1,866
        92   GTE Corp. .................................      4,168
        67   Illinova Corp. (b).........................      1,845
        63   MCN Corp. .................................      1,813
        31   National Fuel Gas Co. .....................      1,283
        78   New York State Electric & Gas..............      1,693
         2   Panenergy Corp. ...........................         77
        68   SBC Communications, Inc. (b)...............      3,509
        55   Sprint Corp. ..............................      2,201
        32   Telephone & Data Systems, Inc. ............      1,171
        49   Texas Utilities............................      1,980
                                                          ---------
                                                             30,631
                                                          ---------
  Total Common Stocks                                       276,865
                                                          ---------
U.S. TREASURY OBLIGATIONS (0.3%):
U.S. Treasury Bills
$      385   1/2/97 (d).................................        385
       515   1/9/97 (d).................................        514
        65   1/16/97 (d)................................         65
                                                          ---------
  Total U.S. Treasury Obligations                               964
                                                          ---------
  Total Investments, at value                               277,829
                                                          ---------
REPURCHASE AGREEMENTS (2.5%):
     7,155   Aubrey G. Lanston & Co., 6.80%, 1/2/97
               (Collaterized by $7,505 U.S Treasury
               Securities, 6.25%, 8/15/23, market
               value--$7,332)...........................      7,155
                                                          ---------
  Total Repurchase Agreements                                 7,155
                                                          ---------
Total (Cost--$250,906)                                    $ 284,984
                                                          ---------
                                                          ---------

------------

Percentages indicated are based on net assets of $284,685.

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

VALUE GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

      (a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately
           $100. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation....................................................  $  38,195
Unrealized depreciation....................................................     (4,217)
                                                                             ---------
Net unrealized appreciation................................................  $  33,978
                                                                             ---------
                                                                             ---------

      (b)  A portion of this security was loaned as of December 31, 1996.

      (c)  Non-income producing securities.

      (d)  Serves as collateral for futures contracts.

   # OF                                                                     OPEN       MARKET
CONTRACTS                          CONTRACT TYPE                          POSITIONS     VALUE
----------  -----------------------------------------------------------  -----------  ---------
            LONG CONTRACTS:
    39      S & P 500, March, 1997                                        $  14,799   $  14,518

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                             DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS (97.1%):
                  Business Equipment & Services (1.2%):
       300   Browning-Ferris Industries, Inc. ..........  $   7,875
                                                          ---------
Capital Goods (1.8%):
        60   Newport News Shipbuilding (c)..............        900
       400   Westinghouse Electric Corp. (b)............      7,950
        50   Ingersoll Rand Co. ........................      2,225
                                                          ---------
                                                             11,075
                                                          ---------
Consumer Durable (4.1%):
       325   Cooper Tire & Rubber Co. ..................      6,419
       350   General Motors Corp. ......................     19,512
                                                          ---------
                                                             25,931
                                                          ---------
Consumer Non-Durable (5.0%):
       300   American Greetings Corp., Class A..........      8,513
       133   Ball Corp. ................................      3,458
       250   IBP, Inc. .................................      6,062
       100   RJR Nabisco Holdings Corp. ................      3,400
       350   Supervalu, Inc. ...........................      9,931
                                                          ---------
                                                             31,364
                                                          ---------
Consumer Services (1.5%):
       150   Brunswick Corp. ...........................      3,600
       175   Viacom, Inc., Class A (c)..................      6,037
                                                          ---------
                                                              9,637
                                                          ---------
Energy (20.7%):
       120   Amoco Corp. ...............................      9,660
       150   Atlantic Richfield Co. ....................     19,875
       131   Baker Hughes, Inc. ........................      4,520
        50   Burlington Resources, Inc. ................      2,519
       100   Chevron Corp. (b)..........................      6,500
        50   Dresser Industries, Inc. ..................      1,550
       200   Exxon Corp. ...............................     19,600
       100   Halliburton Co. ...........................      6,025
       102   Mobil Corp. ...............................     12,470
       189   Rowan Companies, Inc. (c)..................      4,276
       110   Royal Dutch Petroleum Co. (b)..............     18,782
        57   Sun, Inc. .................................      1,389
       300   Tenneco, Inc. .............................     13,537
       400   USX-Marathon Group.........................      9,550
                                                          ---------
                                                            130,253
                                                          ---------
Financial Services (20.4%):
       150   Allstate Corp. ............................      8,681
       155   BankAmerica Corp. .........................     15,461
        53   BayBanks of Boston Corp. ..................      3,405
       175   Chase Manhattan Corp. .....................     15,619
        20   Cigna Corp. ...............................      2,732
       300   Federal National Mortgage Assoc. ..........     11,175
        80   First American Bank Corp. .................      4,810
       150   Great Western Financial Corp. .............      4,350

 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                         Financial Services, continued:
       240   H.F. Ahmanson & Co. (b)....................  $   7,797
       110   ITT Hartford Group, Inc. ..................      7,425
       118   J.P. Morgan & Co., Inc. ...................     11,520
       100   KeyCorp (b)................................      5,050
       100   Lincoln National Corp. ....................      5,250
        70   Morgan Stanley Group, Inc. ................      3,999
        76   NationsBank Corp. .........................      7,429
       293   Travelers Group, Inc. .....................     13,310
                                                          ---------
                                                            128,013
                                                          ---------
Health Care (2.3%):
        60   Aetna (b)..................................      4,800
        50   Baxter International, Inc. ................      2,050
       200   Healthsource, Inc. (b)(c)..................      2,625
       100   Pharmacia & Upjohn, Inc. ..................      3,963
        25   United Healthcare Corp. (b)................      1,125
                                                          ---------
                                                             14,563
                                                          ---------
Multi-Industry (0.6%):
        40   Loews Corp. ...............................      3,770
                                                          ---------
Raw Materials (5.4%):
        71   Alumax, Inc. (c)...........................      2,370
        40   Aluminum Company of America................      2,550
       360   Cyprus AMAX Minerals Co. (b)...............      8,408
       201   USX-U.S. Steel Group, Inc. ................      6,294
        26   Dow Chemical Co. ..........................      2,038
       258   Nalco Chemical Co. ........................      9,335
        66   Union Carbide Corp. .......................      2,698
                                                          ---------
                                                             33,693
                                                          ---------
Retail (3.9%):
       200   Dillard Department Stores, Inc., Class A...      6,175
       215   May Department Stores Co. .................     10,051
       200   Rite Aid Corp. (b).........................      7,950
                                                          ---------
                                                             24,176
                                                          ---------
Shelter (1.6%):
       110   International Paper Co. ...................      4,441
       117   Weyerhaeuser Co. ..........................      5,543
                                                          ---------
                                                              9,984
                                                          ---------
Technology (11.9%):
        60   AMP, Inc. (b)..............................      2,302
         8   Boeing Co. ................................        894
       157   International Business Machines............     23,767
       247   Litton Industries, Inc. (c)................     11,763
        40   Lockheed Martin Corp. .....................      3,660
       135   Motorola, Inc. ............................      8,286
       200   National Semiconductor Corp. (c)...........      4,875
       175   Novell, Inc. (c)...........................      1,657
       200   Rockwell International Corp. ..............     12,175

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                 Technology, continued:
       200   Silicon Graphics, Inc. (b)(c)..............  $   5,100
                                                          ---------
                                                             74,479
                                                          ---------
Transportation (1.8%):
        77   Conrail, Inc. .............................      7,626
        50   Delta Air Lines, Inc. .....................      3,544
                                                          ---------
                                                             11,170
                                                          ---------
Utilities (14.9%):
       125   American Electric Power, Inc. .............      5,141
       103   Bell Atlantic Corp. (b)....................      6,669
       275   BellSouth Corp. ...........................     11,103
        71   Carolina Power & Light Co. ................      2,591
       200   Central & South West Corp. ................      5,125
       250   Consolidated Edison Co. of New York, Inc.
               (b)......................................      7,313
        73   Consolidated Natural Gas Co. ..............      4,033
        47   Dominion Resources, Inc. of Virginia.......      1,809
       350   Edison International.......................      6,956
        28   El Paso Natural Gas........................      1,409
       119   Enron Corp. (b)............................      5,132
       200   Entergy Corp. (b)..........................      5,550
        75   GTE Corp. .................................      3,413
       150   MCI Communications Corp. ..................      4,903
       107   Pacific Gas & Electric Co. ................      2,247
 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                  Utilities, continued:
       119   Panenergy Corp. ...........................  $   5,355
       102   SBC Communications, Inc. (b)...............      5,279
       262   Southern Co. ..............................      5,928
       128   Unicom Corp. ..............................      3,458
                                                          ---------
                                                             93,414
                                                          ---------
  Total Common Stocks                                       609,397
                                                          ---------
PREFERRED STOCKS (1.9%):
Consumer Non-Durable
     1,750   RJR Nabisco Corp., Series C................     11,813
                                                          ---------
  Total Preferred Stocks                                     11,813
                                                          ---------
  Total Investments, at value                               621,210
                                                          ---------
REPURCHASE AGREEMENTS (1.0%):
$    6,011   Lehman Brothers, 7.02%, 1/2/97,
               (collateralized by $5,930, various U.S.
               Government Agencies, 7.54%-8.35%,
               4/28/04-3/23/05, market value-- $6,130)        6,011
                                                          ---------
  Total Repurchase Agreements                                 6,011
                                                          ---------
Total (Cost $570,741)                                     $ 627,221
                                                          ---------
                                                          ---------

------------

Percentages indicated are based on net assets of $627,931.

      (a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately
           $3,250. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................................................  $  64,937
Unrealized depreciation...................................................    (11,707)
                                                                            ---------
Net unrealized appreciation...............................................  $  53,230
                                                                            ---------
                                                                            ---------

      (b)  A portion of this security was loaned as of December 31, 1996.

      (c)  Non-income producing securities.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

DISCIPLINED VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                             DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS (99.3%):
                  Business Equipment & Services (1.0%):
        82   Comdisco, Inc. ............................  $   2,616
        97   Kelly Services, Class A....................      2,605
                                                          ---------
                                                              5,221
                                                          ---------
Capital Goods (6.7%):
        30   Belden, Inc. ..............................      1,110
        60   Crane Co. .................................      1,740
        54   Federal Signal Corp. ......................      1,397
        47   Goulds Pumps, Inc. ........................      1,083
        40   Harsco Corp. ..............................      2,740
       113   Hubbell, Inc., Class B.....................      4,879
        22   Johnson Controls, Inc. ....................      1,823
        80   Keystone International, Inc. (b)...........      1,610
       140   Mark IV Industries, Inc. ..................      3,168
        80   Medusa Corp. ..............................      2,750
       194   Molex, Inc. (b)............................      7,590
        40   Tecumseh Products Co. .....................      2,295
        40   Teleflex, Inc. ............................      2,085
        30   York International Corp. ..................      1,676
                                                          ---------
                                                             35,946
                                                          ---------
Consumer Durable (1.0%):
        46   Arvin Industries, Inc. ....................      1,146
        60   Federal Mogul Corp. (b)....................      1,320
        32   Harley-Davidson, Inc. .....................      1,504
        36   Lear Corp. (c).............................      1,228
                                                          ---------
                                                              5,198
                                                          ---------
Consumer Non-Durable (6.6%):
        62   American Greetings Corp., Class A..........      1,759
       200   Coca Cola Enterprises (b)..................      9,700
        63   Dean Foods Co. ............................      2,032
       110   First Brands Corp. ........................      3,121
        80   General Nutrition Cos. (c).................      1,357
       170   IBP, Inc. .................................      4,123
        26   Nine West Group, Inc. (b)(c)...............      1,206
       200   Tyson Foods, Inc., Class A.................      6,850
        81   Universal Corp. ...........................      2,602
        62   Universal Foods Corp. .....................      2,186
                                                          ---------
                                                             34,936
                                                          ---------
Consumer Services (3.3%):
        32   Belo (A.H.) Corp., Series A (b)............      1,116
        40   Callaway Golf Co. .........................      1,150
        65   Circus Circus Entertainment (c)............      2,234
        34   Houghton Mifflin Co. ......................      1,925
       113   King World Productions, Inc. (c)...........      4,167
       149   Station Casinos, Inc. (c)..................      1,509
        16   Washington Post Co. .......................      5,362
                                                          ---------
                                                             17,463
                                                          ---------

 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                         Energy (6.8%):
       159   Apache Corp. ..............................  $   5,607
        71   BJ Services Co. (b)(c).....................      3,621
       120   Mapco, Inc. ...............................      4,080
       120   Murphy Oil Corp. ..........................      6,675
        84   Nabors Industries, Inc. (c)................      1,617
        60   Parker & Parsley Petro Co. ................      2,205
       120   Pride Petroleum Services, Inc. (b)(c)......      2,790
        75   Quaker State Corp. ........................      1,052
        80   Tosco Corp. ...............................      6,330
        76   Valero Energy Corp. .......................      2,175
                                                          ---------
                                                             36,152
                                                          ---------
Financial Services (22.1%):
        45   Aflac, Inc. ...............................      1,924
        98   American Financial Group                         3,700
        71   AmSouth Bancorporation.....................      3,415
       122   A.G. Edwards, Inc. (b).....................      4,102
       143   Bancorp Hawaii, Inc. ......................      6,014
       250   Bear Stearns Companies, Inc. ..............      6,979
        97   Central Fidelity Banks, Inc. ..............      2,495
       105   Charter One Financial, Inc. ...............      4,410
        90   First American Bank Corp. (b)..............      5,411
       128   First Security Corp. ......................      4,320
        50   First Virginia Banks, Inc. ................      2,394
        89   Firstar Corp. .............................      4,646
        35   Gatx Corp. (b).............................      1,698
        55   Mercantile Bancorporation (b)..............      2,841
        97   Mercantile Bankshares Corp. ...............      3,104
        40   Mid Ocean Ltd. ............................      2,100
       192   Northern Trust Corp. ......................      6,960
        62   Onbancorp, Inc. (b)........................      2,302
       122   Paine Webber Group, Inc. ..................      3,426
       122   Progressive Corp.-Ohio.....................      8,220
        57   Provident Companies, Inc. (b)..............      2,733
       132   Regions Financial Corp. ...................      6,823
       250   Southtrust Corp. ..........................      8,719
       130   State Street Boston Corp. .................      8,385
        43   Transatlantic Holdings, Inc. (b)...........      3,462
       100   Washington Mutual, Inc. ...................      4,331
        71   Wilmington Trust Corp. ....................      2,805
                                                          ---------
                                                            117,719
                                                          ---------
Health Care (5.3%):
        60   Bard C.R., Inc. ...........................      1,680
        40   Bausch & Lomb, Inc. .......................      1,400
        38   Becton Dickinson & Co. (b).................      1,648
        74   Bergen Brunswig Corp. .....................      2,109
        50   Biomet (b)(c)..............................        756
        74   Forest Laboratories, Class A (c)...........      2,424
        85   Foundation Health Corp. (b)................      2,699
        50   Hillenbrand Industry, Inc. ................      1,812

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

DISCIPLINED VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                Health Care, continued:
       107   McKesson Corp. ............................  $   5,992
        40   Pacificare Health (b)(c)...................      3,410
       130   Vencor, Inc. (c)...........................      4,111
                                                          ---------
                                                             28,041
                                                          ---------
Multi-Industry (0.0%):
        13   Echelon International (c)..................        208
                                                          ---------
Raw Materials (6.3%):
       100   Albemarle Corp. (b)........................      1,813
       110   Allegheny Teledyne, Inc. ..................      2,530
       165   Alumax, Inc. (c)...........................      5,490
        28   Brush Wellman, Inc. .......................        459
        94   Cabot Corp. ...............................      2,362
        96   Crompton & Knowles Corp. ..................      1,848
        80   Ferro Corp. ...............................      2,270
        90   Hanna (M.A.) Co. ..........................      1,969
        70   IMC Global, Inc. (b).......................      2,750
        46   Nalco Chemical Co. ........................      1,662
        64   Pall Corp. (b).............................      1,632
        35   Phelps Dodge Corp. ........................      2,363
        30   Quanex Corp. ..............................        821
       130   Schulman, Inc. ............................      3,185
        27   Sigma-Aldrich Corp. .......................      1,686
        55   Wellman, Inc. .............................        942
                                                          ---------
                                                             33,782
                                                          ---------
Retail (5.0%):
       128   Best Buy (c)...............................      1,357
        64   Carson Pirie Scott & Co. (c)...............      1,616
        88   Cracker Barrel.............................      2,233
       115   Family Dollar Stores.......................      2,343
        60   Fred Meyer, Inc. (c).......................      2,144
        90   Hannaford Brothers Co. ....................      3,060
        64   Lands End (c)..............................      1,696
       274   Officemax, Inc. (c)........................      2,911
       112   Revco Drug Stores, Inc. (c)................      4,144
        74   Sbarro, Inc. ..............................      1,887
        41   Smith's Food & Drug (c)....................      1,263
        80   Waban, Inc. (b)(c).........................      2,080
                                                          ---------
                                                             26,734
                                                          ---------
Shelter (1.7%):
        74   Consolidated Papers, Inc. .................      3,635
       103   Kaufman & Broad Home Corp. ................      1,326
        59   Pentair....................................      1,903
        52   Rayonier, Inc. ............................      1,996
                                                          ---------
                                                              8,860
                                                          ---------
Technology (6.3%):
        68   Analog Devices, Inc. (b)(c)................      2,304
        94   Arrow Electronics, Inc. (c)................      5,029
 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                 Technology, continued:
       110   Avnet, Inc. ...............................  $   6,408
        40   Harris Corp. ..............................      2,745
        77   Litton Industries, Inc. (b)(c).............      3,667
        92   Orbital Sciences Corp. (c).................      1,587
        42   Rohr Industries, Inc. (c)..................        950
        90   Seagate Technology, Inc. (c)...............      3,555
        93   Storage Technology Corp. (b)(c)............      4,443
        40   Stratus Computer (c).......................      1,090
        70   Teradyne, Inc. (c).........................      1,706
                                                          ---------
                                                             33,484
                                                          ---------
Transportation (0.8%):
        50   Airnet Systems, Inc. (c)...................        737
        80   APL Limited................................      1,890
       105   Yellow Corp. (c)...........................      1,509
                                                          ---------
                                                              4,136
                                                          ---------
Utilities (26.5%):
       106   AGL Resources..............................      2,239
       250   Allegheny Power Systems, Inc. .............      7,585
       104   American Water Works, Inc. ................      2,145
        83   Brooklyn Union Gas.........................      2,500
        55   Calenergy, Inc. (c)........................      1,849
       220   Central & South West Corp. ................      5,637
       101   Century Telephone Enterprises..............      3,131
       102   Cinergy Corp. .............................      3,404
       190   CMS Energy Corp. (b).......................      6,389
       112   Delmarva Power & Light.....................      2,286
       270   Edison International.......................      5,366
        62   El Paso Natural Gas........................      3,136
       200   Florida Progress Corp. ....................      6,450
       100   General Public Utilities Corp. (b).........      3,362
        62   Idaho Power Co. ...........................      1,930
       130   Illinova Corp. (b).........................      3,575
        42   Indiana Energy, Inc. ......................      1,024
       110   Kansas City Power & Light..................      3,135
       242   L G & E Energy Corp. ......................      5,929
       135   MCN Corp. .................................      3,898
       198   Midamerican Energy Holdings Co. ...........      3,143
        50   Montana Power Co. .........................      1,069
        71   National Fuel Gas Co. .....................      2,929
       150   New York State Electric & Gas..............      3,244
       180   Nextel Communications, Inc., Class A (c)...      2,351
       103   Nipsco Industries, Inc. ...................      4,081
        66   Oklahoma Gas & Electric Co. ...............      2,743
       130   Pinnacle West Capital......................      4,128
        85   Portland General Corp. ....................      3,570
       110   Potomac Electric Power Co. ................      2,833
       110   Public Service Co. of Colorado.............      4,276
        72   Public Service New Mexico..................      1,413
        78   Questar Corp. .............................      2,866

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

DISCIPLINED VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                  Utilities, continued:
       106   Southern New England Telecommunications,
               Inc. ....................................  $   4,121
        66   Southwestern Public Service Co. ...........      2,335
       200   Teco Energy, Inc. .........................      4,825
       104   Telephone & Data Systems, Inc. ............      3,770
        71   Union Electric Co. (b).....................      2,734
       201   Wisconsin Energy Corp. ....................      5,402
       100   Worldcom, Inc. (b).........................      2,606
        56   WPL Holdings, Inc. ........................      1,572
                                                          ---------
                                                            140,981
                                                          ---------
  Total Common Stocks                                       528,861
                                                          ---------
 SHARES OR
 PRINCIPAL                    SECURITY                     MARKET
  AMOUNT                     DESCRIPTION                    VALUE
-----------  -------------------------------------------  ---------

REPURCHASE AGREEMENTS (0.7%):
 $   3,790   Lehman Brothers, 7.02%, 1/2/97
               (Collateralized by $3,800, various U.S.
               Government Agencies, 7.88%, 4/28/04,
               market value--$3,865)....................  $   3,790
                                                          ---------
                            Total Repurchase Agreements       3,790
                                                          ---------
                                 Total (Cost--$463,484)   $ 532,651
                                                          ---------
                                                          ---------

------------

Percentages indicated are based on net assets of $532,762.

      (a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately
           $506. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                                     $  78,670
Unrealized depreciation...................................................    (10,009)
                                                                            ---------
Net unrealized appreciation...............................................  $  68,661
                                                                            ---------
                                                                            ---------

      (b)  A portion of this security was loaned as of December 31, 1996.

      (c)  Non-income producing securities.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                             DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
COMMON STOCKS (97.3%):
                 Business Equipment & Services (4.7%):
       350   Automatic Data Processing, Inc. (b).......  $  15,006
        45   Computer Science Corp. (c)................      3,696
       175   Electronic Data Systems Corp. ............      7,569
       200   Interpublic Group Cos., Inc. .............      9,500
       265   WMX Technologies, Inc. ...................      8,646
                                                         ---------
                                                            44,417
                                                         ---------
Capital Goods (9.4%):
       150   Emerson Electric Co. .....................     14,512
       120   Fluor Corp. ..............................      7,530
       410   General Electric Co. .....................     40,539
       100   Illinois Tool Works (b)...................      7,988
       140   Ingersoll Rand Co. .......................      6,230
       185   Molex, Inc. (b)...........................      7,238
        75   Tyco International Ltd. ..................      3,966
                                                         ---------
                                                            88,003
                                                         ---------
Consumer Non-Durable (20.4%):
       235   Anheuser Busch Cos., Inc. ................      9,400
       160   Colgate-Palmolive Co. ....................     14,760
       140   CPC International.........................     10,850
       100   Duracell..................................      6,987
       170   Eastman Kodak Co. ........................     13,642
       165   Hershey Foods Corp. ......................      7,219
       300   H.J. Heinz Co. ...........................     10,725
       150   International Flavors & Fragrances,
               Inc. ...................................      6,750
       450   PepsiCo, Inc. ............................     13,162
       245   Philip Morris Cos., Inc. .................     27,593
       120   Pioneer Hi Bred Intl. ....................      8,400
       220   Proctor & Gamble Co. .....................     23,650
       120   Sara Lee Corp. ...........................      4,470
       395   The Coca-Cola Co. ........................     20,787
        75   Unilever N V NY Shares (b)................     13,144
                                                         ---------
                                                           191,539
                                                         ---------
Consumer Services (5.1%):
       180   Gannett, Inc. ............................     13,477
        30   Hilton Hotels Corp. ......................        784
       240   McGraw-Hill, Inc. ........................     11,070
       225   Time Warner, Inc. ........................      8,437
       210   Walt Disney Co. ..........................     14,621
                                                         ---------
                                                            48,389
                                                         ---------
Energy (3.3%):
       120   Halliburton Co. ..........................      7,230
        40   Mobil Corp. ..............................      4,890
        95   Schlumberger Ltd. ........................      9,488
       127   Union Pacific Resources Group, Inc. (b)...      3,716
       150   Unocal Corp. (b)..........................      6,094
                                                         ---------
                                                            31,418
                                                         ---------

 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                            Financial Services (4.9%):
       175   American International Group..............  $  18,944
        90   Federal National Mortgage Assoc. .........      3,352
        80   J.P. Morgan & Co., Inc. ..................      7,810
        80   Marsh & McLennan Co. .....................      8,320
       165   USBancorp (b).............................      7,415
                                                         ---------
                                                            45,841
                                                         ---------
Health Care (16.3%):
       375   Abbott Labs...............................     19,031
       300   Alza (b)(c)...............................      7,763
        80   Amgen, Inc. (c)...........................      4,350
        50   Bard C.R., Inc. ..........................      1,400
       100   Biomet (b)................................      1,513
       188   Cardinal Health, Inc. ....................     10,922
       165   Columbia/HCA Healthcare Corp. ............      6,724
       260   Elan Corp. PLC (b)(c).....................      8,645
       120   Eli Lilly & Co. ..........................      8,760
       365   Johnson & Johnson.........................     18,159
       225   Medtronic, Inc. ..........................     15,300
       380   Merck & Co., Inc. ........................     30,115
       175   Pfizer, Inc. .............................     14,503
       100   Schering-Plough Corp. ....................      6,475
                                                         ---------
                                                           153,660
                                                         ---------
Multi-Industry (1.4%):
       160   Minnesota Mining & Manufacturing Co. .....     13,260
                                                         ---------
Raw Materials (3.4%):
       145   Air Products & Chemical, Inc. ............     10,023
        90   Dow Chemical Co. .........................      7,054
       150   Nalco Chemical Co. .......................      5,419
       375   Pall Corp. ...............................      9,563
                                                         ---------
                                                            32,059
                                                         ---------
Retail (6.4%):
       100   Gap, Inc. ................................      3,013
       250   Home Depot, Inc. (b)......................     12,531
       125   May Department Stores Co. ................      5,844
       280   McDonald's Corp. .........................     12,670
       250   Walgreen Co. .............................     10,000
       700   Wal-mart Stores, Inc. ....................     16,012
                                                         ---------
                                                            60,070
                                                         ---------
Shelter (1.6%):
        40   Consolidated Papers, Inc. ................      1,965
       140   Kimberly Clark Corp. .....................     13,335
                                                         ---------
                                                            15,300
                                                         ---------
Technology (13.7%):
        90   Cabletron Systems (c).....................      2,992
       210   Cisco Systems, Inc. (c)...................     13,361
        50   Computer Assoc. International, Inc. ......      2,488

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                Technology, continued:
       270   Hewlett-Packard Co. ......................  $  13,567
       260   Intel Corp. ..............................     34,044
        40   International Business Machines...........      6,040
       180   Lucent Technologies, Inc. ................      8,325
       350   Microsoft Corp. (c).......................     28,918
        45   Northern Telecom, Ltd (b).................      2,784
       220   Oracle Corp. (b)(c).......................      9,185
       115   Texas Instruments, Inc. (b)...............      7,331
                                                         ---------
                                                           129,035
                                                         ---------
Transportation (0.8%):
       130   Union Pacific Corp. ......................      7,816
                                                         ---------
Utilities (5.7%):
       280   Alltel Corp. .............................      8,785
       250   AT&T Corp. ...............................     10,875
        70   Consolidated Natural Gas Co. .............      3,867
        30   Enron Corp. ..............................      1,294
 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                 Utilities, continued:
       300   GTE Corp. ................................  $  13,650
       200   SBC Communications, Inc. (b)..............     10,350
       200   Worldcom, Inc. (c)........................      5,213
                                                         ---------
                                                            54,034
                                                         ---------
  Total Common Stocks                                      914,841
                                                         ---------
REPURCHASE AGREEMENTS (2.7%):
$   24,936   Lehman Brothers, 7.02%, 1/2/97
               (collaterized by $24,760 various U.S.
               Government Securities 4.35%-8.06%,
               1/15/97-3/24/10, market value--
               $25,426)................................     24,936
                                                         ---------
  Total Repurchase Agreements                               24,936
                                                         ---------
Total (Cost--$737,976)                                   $ 939,777
                                                         ---------
                                                         ---------

------------

Percentages indicated are based on net assets of $940,485.

      (a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately
           $238. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................................................  $ 209,003
Unrealized depreciation...................................................     (7,440)
                                                                            ---------
Net unrealized appreciation...............................................  $ 201,563
                                                                            ---------
                                                                            ---------

      (b)  A portion of this security was loaned as of December 31, 1996.

      (c)  Non-income producing securities.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                             DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
COMMON STOCKS (89.8%):
                Business Equipment & Services (15.1%):
       146   AES Corp. (c)(b)..........................  $   6,798
       139   America Online, Inc. (b)(c)...............      4,622
        11   Aurum Software, Inc. (b)..................        243
        93   Cintas Corp. .............................      5,481
       297   Equifax, Inc. ............................      9,090
       104   Fiserv, Inc. (b)..........................      3,807
        50   HNC Software, Inc. (b)(c).................      1,581
         8   Imnet Systems, Inc. (b)(c)................        194
        86   Manpower, Inc. ...........................      2,805
       117   Office Depot, Inc. (b)....................      2,068
        91   Olsten Corp. (c)..........................      1,376
       145   Omnicom Group.............................      6,643
       176   Paychex, Inc. ............................      9,027
       195   Reynolds & Reynolds Co. ..................      5,060
       488   Staples, Inc. (b)(c)......................      8,822
       146   Sterling Commerce, Inc. (b)(c)............      5,162
        29   Telespectrum Worldwide, Inc. (b)(c).......        456
       108   Trusted Information Systems (b)...........      1,156
        30   United Waste Systems, Inc. (b)............      1,031
       169   U.S.A. Waste Services, Inc. (b)(c)........      5,377
        40   Verifone, Inc. (b)(c).....................      1,180
       151   Viking Office Products (b)................      4,032
        72   Wallace Computer Services.................      2,470
                                                         ---------
                                                            88,481
                                                         ---------
Capital Goods (4.4%):
        47   Crane Co. ................................      1,366
        94   Diebold, Inc. ............................      5,888
        30   Fastenal (c)..............................      1,350
        43   Federal Signal Corp. .....................      1,120
        45   Precision Castparts Co. ..................      2,218
       100   Sundstrand Corp. (c)......................      4,250
       153   Thermo Electron Corp. (b)(c)..............      6,324
        56   York International Corp. .................      3,129
                                                         ---------
                                                            25,645
                                                         ---------
Consumer Durable (2.2%):
       111   Danaher Corp. ............................      5,157
       160   Harley-Davidson, Inc. ....................      7,515
                                                         ---------
                                                            12,672
                                                         ---------
Consumer Non-Durable (2.9%):
        65   Dole Food Co. ............................      2,185
        73   Imation Corp. (b).........................      2,045
        96   Jones Apparel Group, Inc. (b).............      3,595
        41   Lancaster Colony Corp. ...................      1,900
        73   Nine West Group, Inc. (b)(c)..............      3,362
        40   Payless Shoesource, Inc. (b)..............      1,500
        61   Tambrands, Inc. (c).......................      2,477
                                                         ---------
                                                            17,064
                                                         ---------

 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                             Consumer Services (4.2%):
        76   Belo (A.H.) Corp., Series A...............  $   2,657
       165   Callaway Golf Co. ........................      4,735
       134   Circus Circus Entertainment (b)...........      4,613
       236   International Game Technologies...........      4,311
       312   Mirage Resorts (b)........................      6,747
        25   Scholastic Corp. (b)......................      1,681
                                                         ---------
                                                            24,744
                                                         ---------
Energy (7.0%):
       108   Anadarko Petroleum Corp. .................      7,012
        30   BJ Services Co. (b)(c)....................      1,530
       130   Ensco International, Inc. (b).............      6,320
       327   Global Marine, Inc. ......................      6,736
       134   Nabors Industries, Inc. (b)...............      2,585
       104   Noble Affiliates, Inc. ...................      4,989
        69   Smith International, Inc. (b).............      3,096
       110   Tidewater, Inc. (c).......................      4,955
        47   Transocean Offshore, Inc. ................      2,943
        30   Varco International, Inc. (b).............        694
                                                         ---------
                                                            40,860
                                                         ---------
Financial Services (10.0%):
       224   Aflac, Inc. ..............................      9,567
        50   Amresco, Inc. ............................      1,338
       169   Franklin Resources, Inc. .................     11,528
        70   Imperial Credit Industries, Inc. (b)......      1,462
       138   Price (T. Rowe) Associates................      6,020
       341   Schwab (Charles) Corp. (b)(c).............     10,912
       149   Summit Bancorp............................      6,519
       249   SunAmerica, Inc. (c)......................     11,067
                                                         ---------
                                                            58,413
                                                         ---------
Health Care (11.5%):
        71   Apria Healthcare Group, Inc. (b)..........      1,337
        20   Biochem Pharma, Inc. (b)..................      1,005
       181   Biogen, Inc. (b)..........................      7,029
       192   Cardinal Health, Inc. (c).................     11,201
       137   Centocor (b)..............................      4,894
        65   Cephalon, Inc. (b)........................      1,333
       362   Chiron Corp. (b)(c).......................      6,746
        50   Dynamic Healthcare Tech, Inc..............        238
        25   Genzyme Corp., General Division (b).......        544
        88   Health Care & Retirement Corp. (b)........      2,516
        61   Healthcare Compare Corp. .................      2,572
        97   Healthsource, Inc. (b)(c).................      1,271
       329   Healthsouth Corp. (b)(c)..................     12,715
       205   Mylan Laboratories (b)....................      3,429
       108   Nellcor Puritan Bennett, Inc. (b)(c)......      2,363
        40   R.P. Scherer Corp. (b)....................      2,010

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                               Health Care, continued:
        79   Stryker Corp. (c).........................  $   2,357
        80   Watson Pharmaceutical, Inc. (b)...........      3,595
                                                         ---------
                                                            67,155
                                                         ---------
Multi-Industry (0.5%):
        14   Advanced Fibre Communication (b)..........        779
        48   Dominick's Supermarkets, Inc. (b).........      1,044
        21   Saville Systems Ireland - ADR (b).........        833
                                                         ---------
                                                             2,656
                                                         ---------
Raw Materials (2.6%):
       126   Airgas, Inc. (b)..........................      2,763
        55   Crompton & Knowles Corp. .................      1,059
        40   Georgia Gulf Corp. .......................      1,083
       159   IMC Global, Inc. (b)(c)...................      6,229
       118   Lyondell Petrochemical (c)................      2,587
        80   RPM, Inc. (c).............................      1,360
                                                         ---------
                                                            15,081
                                                         ---------
Retail (5.3%):
       130   Bed Bath & Beyond, Inc. (b)...............      3,140
       115   Claire's Stores, Inc......................      1,492
       154   Consolidated Stores (b)...................      4,959
       211   Dollar General............................      6,764
       112   Kohl's Corp. (b)..........................      4,388
        60   Lands End.................................      1,590
        80   Lone Star Steakhouse & Saloon (b)(c)......      2,127
        69   Outback Steakhouse (b)....................      1,840
       234   Sunglass Hut International, Inc. (b)......      1,693
        76   Tiffany & Co. ............................      2,776
                                                         ---------
                                                            30,769
                                                         ---------
Shelter (2.8%):
       161   Clayton Homes, Inc. ......................      2,175
        45   Hon Industries............................      1,485
       152   Leggett & Platt, Inc. ....................      5,246
        80   Redwood Trust, Inc. ......................      2,976
        81   Sealed Air Corp. (b)(c)...................      3,355
        37   Sonoco Products Co. ......................        957
                                                         ---------
                                                            16,194
                                                         ---------
Technology (18.2%):
        10   3Com Corp. (b)............................        734
       221   ADC Telecommunications, Inc. (b)..........      6,876
        80   Adobe Systems, Inc. ......................      2,971
        30   Altera Corp. (c)(b).......................      2,166
       143   American Power Conversion (b).............      3,897
       220   Analog Devices, Inc. (b)..................      7,442
       180   BMC Software (b)..........................      7,464
       207   Cadence Design Systems, Inc. (b)..........      8,228
 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                Technology, continued:
        27   Cisco Systems, Inc. (b)...................  $   1,737
        71   Compuware Corp. (b).......................      3,549
        96   Electronic Arts (b)(c)....................      2,880
        91   Informix Corp. (b)........................      1,844
       100   Ingram Micro, Inc. (b)....................      2,300
       119   Intel Corp. ..............................     15,608
         2   International Business Machines...........        332
        76   Linear Technology Corp. ..................      3,335
        20   Lucent Technologies, Inc. ................        925
        74   Maxim Integrated Products, Inc. (b).......      3,188
        61   Micro Warehouse, Inc. (b).................        717
        85   Octel Communications Corp. (b)............      1,489
       241   Parametric Technology Corp. (b)...........     12,371
        20   Peoplesoft, Inc. (b)......................        959
        15   Puma Technology, Inc. (b).................        259
        85   Solectron Corp. (b)(c)....................      4,526
        75   Structural Dynamics (b)...................      1,500
       108   U.S. Robotics Corp. ......................      7,769
        36   Xilinx, Inc. (b)(c).......................      1,340
                                                         ---------
                                                           106,406
                                                         ---------
Transportation (0.7%):
       127   Illinois Central Corp. ...................      4,054
                                                         ---------
Utilities (2.7%):
       147   360 Communications Co. (b)................      3,409
       289   Frontier Corp. ...........................      6,545
       421   Nextel Communications, Inc., Class A
               (b).....................................      5,499
        20   Seagull Energy Corp. (b)..................        440
                                                         ---------
                                                            15,893
                                                         ---------
  Total Common Stocks                                      526,087
                                                         ---------
CALL OPTIONS (1.4%):
        80   International Business Machines, Strike
               Price $110, Expiring 1/19/98............      3,760
        60   Intel, Strike Price $95, Expiring
               1/20/97.................................      2,190
        60   Intel, Strike Price $95, Expiring
               4/21/97.................................      2,265
                                                         ---------
  Total Options                                              8,215
                                                         ---------
  Total Investments, at value                              534,302
                                                         ---------
REPURCHASE AGREEMENTS (9.4%):
$   55,267   Lehman Brothers, 7.02%, 1/2/97,
               (collateralized by $56,195 Federal Home
               Loan Bank Notes, 6.54%-6.57%, 12/4/00,
               market value $56,369)...................     55,267
                                                         ---------
  Total Repurchase Agreements                               55,267
                                                         ---------
Total (Cost--$550,336)(a)                                $ 589,569
                                                         ---------
                                                         ---------

------------

Percentages indicated are based on net assets of $585,798.

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

      (a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately
           $12,662. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................................................  $  51,242
Unrealized depreciation...................................................    (24,671)
                                                                            ---------
Net unrealized appreciation...............................................  $  26,571
                                                                            ---------
                                                                            ---------

      (b)  Non-income producing securities.

      (c)  A portion of this security was loaned as of December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

GULF SOUTH GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                             DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
COMMON STOCKS (95.8%):
                Business Equipment & Services (12.1%):
        70   Accustaff, Inc. (c).......................  $   1,479
        70   Acxiom Corp. (c)..........................      1,680
        50   Affinity Technology Group (c).............        325
        25   Billing Information Concepts (c)..........        719
       100   Communications Central, Inc. (c)..........        775
        40   Computational Systems, Inc. (c)...........        770
        60   Concord EFS, Inc. (c).....................      1,695
        26   Envoy Corp. (c)...........................        975
        45   Imnet Systems, Inc. (b)(c)................      1,091
        20   Norrell Corp. ............................        545
        30   Nova Corp. (c)............................        664
        60   Zebra Technologies, Class A (c)...........      1,402
                                                         ---------
                                                            12,120
                                                         ---------
Capital Goods (3.2%):
        20   Blount International, Inc. ...............        768
        15   Ionics, Inc. (c)..........................        720
        40   Kuhlman Corp. (c).........................        775
        28   Wolverine Tube, Inc. .....................        973
                                                         ---------
                                                             3,236
                                                         ---------
Consumer Durable (1.8%):
        90   Miller Industries, Inc. (c)...............      1,800
                                                         ---------
Consumer Non-Durable (8.7%):
        15   Coca-Cola Bottling Co. ...................        731
        60   Conso Products Co. (c)....................        773
        20   Dekalb Genetics Corp. ....................      1,020
        50   Finish Line, Class A (b)(c)...............      1,056
        30   Foodbrands America, Inc. (c)..............        412
        25   Gadzooks, Inc. (c)........................        456
        25   K & G Men's Center, Inc. (c)..............        650
        35   Mohawk Industries Co. (c).................        770
        15   Nautica Enterprises, Inc. (c).............        379
        12   Richfood Holdings.........................        291
        18   Smithfield Foods, Inc. (c)................        684
        30   Westpoint Stevens, Inc. ..................        896
        20   Wolverine World Wide, Inc. ...............        580
                                                         ---------
                                                             8,698
                                                         ---------
Consumer Services (6.7%):
        50   Action Performance Co., Inc. (c)..........        900
        15   Central Parking Corp. ....................        502
        35   International Family Entertainment, Class
               B (c)...................................        543
        25   International Speedway Corp. (c)..........        513
        23   Regal Cinemas, Inc. (b)...................        692
        20   Speedway Motorsports, Inc. (c)............        420
        75   Stewart Enterprises, Inc., Class A........      2,550
        30   Sturm, Ruger & Co. .......................        581
                                                         ---------
                                                             6,701
                                                         ---------

 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                       Energy (14.2%):
        29   Benton Oil & Gas Co. (c)..................  $     647
        20   Falcon Drilling Co., Inc. (c).............        785
        40   Halter Marine Group, Inc. (c).............        550
        35   Input/Output, Inc. (c)....................        648
        63   Maverick Tube Corp. (c)...................        797
        25   Newpark Resources, Inc. (c)...............        931
        20   Nuevo Energy Co. (b)(c)...................      1,040
        70   Offshore Energy Development (c)...........      1,068
        75   Pride Petroleum Services, Inc. (b)(c).....      1,744
        20   Seacor Holdings, Inc. (c).................      1,260
        15   Seitel, Inc. (c)..........................        600
        32   Stone Energy Corp. (c)....................        956
        45   Trico Marine Services, Inc. (c)...........      2,160
        20   United Meridian Corp. (c).................      1,035
                                                         ---------
                                                            14,221
                                                         ---------
Financial Services (17.1%):
        50   Alabama National Bankcorp.................        888
        50   Amresco, Inc. (c).........................      1,337
        50   Bankunited Financial Corp. ...............        500
        20   CCB Financial Corp. ......................      1,365
         1   Colonial BancGroup, Inc. .................         28
        13   Cooperative Bankshares, Inc. (c)..........        263
        23   Cullen/Frost Bankers, Inc. ...............        765
        22   Deposit Guaranty Corp. ...................        682
        50   Eagle Bancshares, Inc. ...................        775
        40   Emergent Group, Inc. (c)..................        420
        15   First American Corp. .....................        864
        40   First Financial Holdings, Inc. ...........        900
        20   HFNC Financial Corp. (b)..................        357
        50   Olympic Financial Ltd. (c)................        719
        25   Protective Life Corp. ....................        997
         5   Seacoast Banking Corp., Inc. .............        128
        35   Sirrom Capital Corp. .....................      1,286
        38   Triad Guaranty, Inc. (c)..................      1,078
        40   Union Planters Corp. (b)..................      1,560
        60   United Cos. Financial Corp. ..............      1,597
        18   Whitney Holding Corp. ....................        637
                                                         ---------
                                                            17,146
                                                         ---------
Health Care (7.6%):
        50   Cryolife, Inc. (c)........................        625
        25   Gulf South Medical Supply (c).............        641
        23   IDEXX Laboratories, Inc. (c)..............        828
        50   Immucor, Inc. (c).........................        488
        24   Intercardia, Inc. (c).....................        516
        15   Invacare Corp. ...........................        412
        75   Nabi, Inc. (c)............................        656
        30   Phycor, Inc. (b)(c).......................        851
        25   Phymatrix, Inc. (b)(c)....................        356
        30   Rexall Sundown, Inc. (c)..................        816

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

GULF SOUTH GROWTH FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands)
(Unaudited)

 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                               Health Care, continued:
        42   Sano Corp. (c)............................  $     641
        25   Sofamor Danek Group, Inc. (c).............        763
                                                         ---------
                                                             7,593
                                                         ---------
Raw Materials (3.3%):
        24   Caraustar Industries, Inc. ...............        798
        25   Chemfirst, Inc. (c).......................        562
        20   Cytec Industries, Inc. (c)................        813
         8   Mississippi Chemical Corp. ...............        200
        35   Quanex Corp. .............................        958
                                                         ---------
                                                             3,331
                                                         ---------
Retail (2.4%):
        30   Hibbet Sporting Goods, Inc. (c)...........        435
        25   Landry's Seafood Restaurants, Inc. (c)....        534
        20   Proffitts, Inc. (c).......................        738
        35   Stein Mart, Inc. (c)......................        709
                                                         ---------
                                                             2,416
                                                         ---------
Shelter (2.2%):
        20   Ethan Allen Interiors, Inc. ..............        770
        34   Oakwood Homes Corp. (b)...................        778
        55   Southern Energy Homes, Inc. (c)...........        632
                                                         ---------
                                                             2,180
                                                         ---------
Technology (12.3%):
        26   Adtran, Inc. (b)(c).......................      1,079
        20   Aspect Telecommunications, Inc. (c).......      1,270
        25   Benchmark Electronics, Inc. (c)...........        750
        40   Coherent Communication System Corp. (c)...        780
        30   Datastream Systems, Inc. (c)..............        540
        41   Harbinger Corp. (c).......................      1,076
        25   Micros Systems, Inc. (c)..................        769
 SHARES OR
 PRINCIPAL                    SECURITY                    MARKET
  AMOUNT                    DESCRIPTION                    VALUE
-----------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
                                Technology, continued:
        60   Network General Corp. (c).................  $   1,815
        37   SCI Systems, Inc. (b)(c)..................      1,651
        45   Symmetricom, Inc. (c).....................        894
        30   Tech Data Corp. (c).......................        821
        25   Tessco Technologies, Inc. (c).............        919
                                                         ---------
                                                            12,364
                                                         ---------
Transportation (1.7%):
        30   Atlantic Southeast Airlines, Inc. ........        656
        25   Heartland Express, Inc. (c)...............        609
        25   MS Carriers, Inc. (c).....................        400
                                                         ---------
                                                             1,665
                                                         ---------
Utilities (2.5%):
        18   K N Energy, Inc. .........................        707
        30   LCI International, Inc. (b)(c) ...........        645
        60   Network Long Distance, Inc. (c)...........        480
        45   Southwestern Energy Co. ..................        681
                                                         ---------
                                                             2,513
                                                         ---------
  Total Common Stocks                                       95,984
                                                         ---------
  Total Investments, at value                               95,984
                                                         ---------
REPURCHASE AGREEMENTS (4.2%):
$    4,231   Lehman Brothers, 7.02%, 1/2/97
               (Collateralized by $4,360, various U.S.
               Government Agencies, 5.78%-6.39%,
               7/2/03-10/22/03, market value--
               $4,316).................................      4,231
                                                         ---------
  Total Repurchase Agreements.........................       4,231
                                                         ---------
Total (Cost--$81,453)(a)...............................   $100,215
                                                         ---------
                                                         ---------

------------

Percentages indicated are based on net assets of $100,203.

      (a)  Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation....................................................  $  22,537
Unrealized depreciation....................................................     (3,775)
                                                                             ---------
Net unrealized appreciation................................................  $  18,762
                                                                             ---------
                                                                             ---------

      (b)  A portion of this security was loaned as of December 31, 1996.

      (c)  Non-income producing securities.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                             DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS (96.8%):
ARGENTINA (0.8%):
Automotive (0.0%):
      24,666  CIADEA SA (b).............................  $     117
                                                          ---------
Beverages & Tobacco (0.0%):
         353  Buenos Aires Embottelladora SA, Class B...         67
                                                          ---------
Oil & Gas Exploration, Production & Services (0.4%):
     118,606  Perez Companc SA..........................        834
      29,801  YPF Sociedad Anonima......................        753
                                                          ---------
                                                              1,587
                                                          ---------
Telecommunications (0.4%):
     135,520  Telecom Argentina SA, Class B.............        559
     291,680  Telefonica de Argentina SA, Class B.......        764
                                                          ---------
                                                              1,323
                                                          ---------
  Total Argentina                                             3,094
                                                          ---------
AUSTRALIA (2.1%):
Banking (0.6%):
     119,800  National Australia Bank Ltd. .............      1,408
     170,900  Westpac Banking Corp., Ltd. ..............        972
                                                          ---------
                                                              2,380
                                                          ---------
Broadcasting & Publishing (0.2%):
     156,600  News Corp., Ltd. .........................        826
                                                          ---------
Building Products (0.4%):
     102,800  CSR Ltd. .................................        359
     220,700  Boral Ltd. ...............................        628
     126,700  Pioneer International Ltd. ...............        377
                                                          ---------
                                                              1,364
                                                          ---------
Diversified (0.0%):
      40,400  Southcorp Holdings Ltd. ..................        128
                                                          ---------
Metals & Mining (0.5%):
     104,520  Broken Hill Proprietary Co. Ltd. .........      1,488
      34,600  Newcrest Mining Ltd. .....................        137
      79,400  WMC Ltd. .................................        500
                                                          ---------
                                                              2,125
                                                          ---------
Metals (0.1%):
     229,000  M.I.M. Holdings Ltd. .....................        320
      27,600  RGC Ltd. .................................        123
                                                          ---------
                                                                443
                                                          ---------
Real Estate (0.2%):
     138,000  General Property Trust....................        269
      87,000  Stockland Trust Group.....................        225
      81,100  Westfield Trust...........................        153
                                                          ---------
                                                                647
                                                          ---------

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
AUSTRALIA, CONTINUED:
Retail Stores/Catalog (0.1%):
     102,130  Coles Myer Ltd. ..........................  $     420
                                                          ---------
  Total Australia                                             8,333
                                                          ---------
AUSTRIA (1.4%):
Airlines (0.1%):
       2,150  Austrian Airlines/Oesterreichische
                Luftverskehrs AG (b)....................        327
                                                          ---------
Automotive (0.0%):
       6,500  Steyr-Daimler-Puch AG (b).................        104
                                                          ---------
Banking & Financial Services (0.4%):
      13,650  Bank Austria AG...........................      1,008
       1,950  Bank Austria AG, Participating
                Certificates............................         63
       6,050  Creditanstalt-Bankverein..................        409
                                                          ---------
                                                              1,480
                                                          ---------
Beverages & Tobacco (0.1%):
       3,000  Osterreichische Brau-Beteiligungs AG......        204
                                                          ---------
Building Products (0.1%):
       2,830  Constantia Iso AG.........................         91
       1,575  Wienerberger Baustoffindustrie AG.........        305
                                                          ---------
                                                                396
                                                          ---------
Chemicals (0.1%):
       4,050  Lenzing AG................................        258
                                                          ---------
Containers & Packaging (0.0%):
       3,140  Constantia Verpackungen AG................        165
                                                          ---------
Environmental Services (0.0%):
         900  BWT AG....................................         93
                                                          ---------
Insurance (0.2%):
       2,850  EA-Generali AG............................        841
                                                          ---------
Miscellaneous Manufacturing (0.1%):
       8,955  Radex-Heraklith Industriebeteiligungs
                AG......................................        283
                                                          ---------
Oil & Gas Exploration, Production & Services (0.2%):
       7,050  OMV AG....................................        794
                                                          ---------
Utilities--Electric & Gas (0.1%):
       5,350  Osterreichische Elekrizitaitswirtschafts-
                AG, Class A.............................        400
                                                          ---------
  Total Austria                                               5,345
                                                          ---------
BELGIUM (2.0%):
Banking (0.3%):
       1,472  Generale de Banque SA.....................        527
         935  Kredietbank NV............................        306
       1,302  Kredietbank VVPR..........................        405
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
BELGIUM, CONTINUED:
Banking, continued:
                                                          $   1,238
                                                          ---------
Chemicals (0.2%):
       1,353  Solvay SA.................................        827
                                                          ---------
Industrial Holding Company (0.1%):
       4,119  Groupe Bruxelles Lambert SA...............        530
                                                          ---------
Insurance (0.2%):
       3,592  Fortis AG.................................        576
       1,887  Royale Belge..............................        389
                                                          ---------
                                                                965
                                                          ---------
Merchandising (0.3%):
      18,051  Delhaize-Le Lion SA.......................      1,071
                                                          ---------
Metals & Mining (0.1%):
       2,990  Union Miniere Group (b)...................        202
                                                          ---------
Oil & Gas Exploration, Production & Services (0.2%):
       2,236  PetroFina SA..............................        711
                                                          ---------
Utilities--Electric & Gas (0.6%):
       9,224  Electrabel SA.............................      2,181
                                                          ---------
  Total Belgium                                               7,725
                                                          ---------
BRAZIL (0.5%):
Beverages & Tobacco (0.0%):
      41,000  Companhia Cervejaria Brahma (b)...........         24
                                                          ---------
Chemicals (0.0%):
     242,000  Copesul-Companhia Pertoquimica do Sul.....         15
  36,151,000  White Martins SA..........................         52
                                                          ---------
                                                                 67
                                                          ---------
Glass Products (0.0%):
       5,000  Companhia Vidraria Santa Maria............         16
                                                          ---------
Steel (0.1%):
   1,955,100  Cia de Acos Especiais Itabira-Acesita.....          4
   3,589,000  Companhia Siderurgica Nacional............        102
       9,064  Companhia Vale do Rio Doce................        236
                                                          ---------
                                                                342
                                                          ---------
Telecommunications (0.2%):
   5,392,819  Telecomunicacoes Brasileiras SA...........        387
     828,000  Telecomunicacoes de Sao Paulo SA..........        179
                                                          ---------
                                                                566
                                                          ---------
Tobacco (0.0%):
      13,000  Souza Cruz SA (b).........................         85
                                                          ---------
Utilities--Electric & Gas (0.2%):
   1,211,000  Centrais Electricas Brasilieras SA........        434
     378,000  Centrais Electricas Brasilieras SA, Class
                B.......................................        140
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
BRAZIL, CONTINUED:
Utilities--Electric & Gas, continued:
   3,516,000  Companhia Paranaense de Energia-Copel.....  $      37
     355,000  Light-Servicos de Electricidade SA........        126
                                                          ---------
                                                                737
                                                          ---------
  Total Brazil                                                1,837
                                                          ---------
DENMARK (1.7%):
Agriculture (0.0%):
       2,500  Korn-OG Foderstof Kompagniet A/S..........        101
                                                          ---------
Banking & Financial Services (0.2%):
       6,700  Den Danske Bank...........................        539
       5,600  Unidanmark A/S, Class A...................        290
                                                          ---------
                                                                829
                                                          ---------
Beverages & Tobacco (0.2%):
       3,550  Carlsberg A/S, Class A....................        239
       7,300  Carlsberg A/S, Class B....................        493
                                                          ---------
                                                                732
                                                          ---------
Commercial Services (0.0%):
       2,850  ISS International Service System A/S,
                Class B.................................         75
                                                          ---------
Electrical & Electronic (0.0%):
         150  NKT Holding A/S...........................          9
                                                          ---------
Engineering (0.1%):
       2,250  FLS Industries A/S, Class B...............        288
                                                          ---------
Food & Household Products (0.1%):
       3,072  Royal Copenhagen A/S, Class A.............        284
                                                          ---------
Food Products & Services (0.1%):
       2,750  Superfos A/S..............................        347
                                                          ---------
Pharmaceuticals (0.6%):
      13,000  Novo Nordisk A/S, Class B.................      2,446
                                                          ---------
Telecommunications (0.2%):
      12,650  Tele Danmark A/S, Class B.................        697
                                                          ---------
Transportation & Shipping (0.2%):
          13  D/S 1912, Class B.........................        334
           9  D/S Svendborg A/S, Class B................        337
         300  Lauritzen (J.) Holding A/S (b)............         35
                                                          ---------
                                                                706
                                                          ---------
  Total Denmark                                               6,514
                                                          ---------
FINLAND (1.0%):
Banking & Financial Services (0.1%):
     130,706  Merita Ltd., Class A (b)..................        405
                                                          ---------
Forest Products (0.1%):
      22,188  UPM-Kymmene Corp. (b).....................        465
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
FINLAND, CONTINUED:
Insurance (0.1%):
      10,500  Pohjola Insurance Group, Class B..........  $     236
       3,200  Sampo Insurance Co. Ltd., Class A.........        252
                                                          ---------
                                                                488
                                                          ---------
Metals (0.1%):
      26,500  Outokumpo OY, Class A.....................        451
                                                          ---------
Telecommunications (0.6%):
      24,600  Nokia AB, Class A.........................      1,424
      13,600  Nokia AB, Class K.........................        785
                                                          ---------
                                                              2,209
                                                          ---------
  Total Finland                                               4,018
                                                          ---------
FRANCE (10.6%):
Automotive (0.2%):
       6,150  PSA Peugeot...............................        691
                                                          ---------
Banking (1.0%):
      19,400  Banque Nationale de Paris.................        749
      19,950  Compagnie de Suez SA......................        847
      18,800  Compagnie Financiere de Paribas...........      1,269
       8,273  Societe Generale..........................        893
                                                          ---------
                                                              3,758
                                                          ---------
Beverages & Tobacco (0.8%):
       9,340  LVMH (Moet Hennessy Louis Vuitton)........      2,603
       8,120  Pernod Ricard.............................        448
                                                          ---------
                                                              3,051
                                                          ---------
Broadcast/Cable (0.1%):
       2,650  Canal Plus................................        584
                                                          ---------
Building Products (0.4%):
       2,850  Imetal SA.................................        420
      19,608  Lafarge SA................................      1,174
                                                          ---------
                                                              1,594
                                                          ---------
Business Services (0.7%):
      16,750  Compagnie Generale des Eaux...............      2,072
       7,236  Havas SA..................................        507
                                                          ---------
                                                              2,579
                                                          ---------
Chemicals (0.6%):
       7,375  L'Air Liquide.............................      1,149
      34,000  Rhone-Poulenc SA..........................      1,157
                                                          ---------
                                                              2,306
                                                          ---------
Commercial Services (0.2%):
       1,300  Sodexho SA................................        723
                                                          ---------
Construction (0.1%):
       4,600  Bouygues..................................        476
                                                          ---------
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
FRANCE, CONTINUED:
Defense (0.3%):
         650  Sagem SA..................................  $     391
      22,250  Thomson CSF...............................        720
                                                          ---------
                                                              1,111
                                                          ---------
Diversified (0.1%):
       1,440  Chargeurs International SA (b)............         71
      11,400  Lagardere SCA.............................        312
                                                          ---------
                                                                383
                                                          ---------
Electrical & Electronic (0.7%):
      16,960  Alcatel Alsthom...........................      1,360
       4,750  Legrand SA................................        808
      16,900  Schneider SA..............................        780
                                                          ---------
                                                              2,948
                                                          ---------
Energy (1.2%):
      31,750  Elf Aquitane SA...........................      2,884
      21,900  Total SA, Class B.........................      1,778
                                                          ---------
                                                              4,662
                                                          ---------
Engineering (0.1%):
       3,050  Compagnie Francaise d'Etudes et de
                Construction Technip....................        286
                                                          ---------
Food & Household Products (0.2%):
       4,450  Eridania Beghin-Say SA....................        715
                                                          ---------
Food Products & Services (0.2%):
       7,100  Groupe Danone.............................        987
                                                          ---------
Health & Personal Care (0.9%):
       6,245  L'OREAL...................................      2,347
      11,510  Sanofi SA.................................      1,142
                                                          ---------
                                                              3,489
                                                          ---------
Industrial Goods & Services (0.2%):
      17,650  Michelin Class B, Registered..............        951
                                                          ---------
Industrial Holding Companies (0.3%):
      11,700  Lyonnaise des Eaux SA.....................      1,087
                                                          ---------
Insurance (0.4%):
      25,750  AXA SA....................................      1,635
                                                          ---------
Leisure (0.2%):
       4,350  Accor SA..................................        550
       2,500  Salomon SA................................        214
                                                          ---------
                                                                764
                                                          ---------
Manufacturing--Consumer Goods (0.2%):
       6,000  Societe BIC SA............................        898
                                                          ---------
Media (0.1%):
       1,440  Pathe SA (b)..............................        346
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
FRANCE, CONTINUED:
Merchandising (1.1%):
       4,074  Carrefour SA..............................  $   2,646
       6,350  Etablissements Economiques du Casino
                Guichard-Perrachon......................        295
       2,400  Pinault-Printemps-Redoute SA..............        950
       2,095  Promodes..................................        590
                                                          ---------
                                                              4,481
                                                          ---------
Miscellaneous Materials & Commodities (0.3%):
       9,300  Compagnie de Saint Gobain.................      1,313
                                                          ---------
Oil & Gas Exploration, Production & Services (0.0%):
         750  Compagnie Francaise de Petroleum Total SA,
                Certificate Petroliers..................         46
                                                          ---------
Textile Products (0.0%):
       1,400  Dollfus-Mieg & Cie........................         34
                                                          ---------
  Total France                                               41,898
                                                          ---------
GERMANY (16.2%):
Airlines (0.2%):
      55,100  Deutsche Lufthansa AG.....................        743
                                                          ---------
Automotive (1.9%):
      76,100  Daimler-Benz AG (b).......................      5,210
       2,560  Man AG....................................        617
       3,820  Volkswagen AG.............................      1,580
                                                          ---------
                                                              7,407
                                                          ---------
Banking (3.0%):
      98,150  Bayer AG..................................      3,977
      27,500  Bayerische Vereinsbank AG.................      1,114
     112,170  Deutsche Bank AG..........................      5,226
      50,850  Dresdner Bank AG..........................      1,518
                                                          ---------
                                                             11,835
                                                          ---------
Banking & Financial Services (0.2%):
      23,350  Bayerische Hypotheken--und Weschel--Bank
                AG......................................        703
                                                          ---------
Building Materials (0.1%)
       5,890  Heidelberger Zement AG....................        475
                                                          ---------
Business Services (0.3%):
       9,530  SAP AG....................................      1,302
                                                          ---------
Chemicals (1.3%):
     120,200  BASF AG...................................      4,602
       1,540  Degussa AG................................        699
                                                          ---------
                                                              5,301
                                                          ---------
Conglomerates (2.3%):
      12,678  Metro AG (b)..............................        991
       2,780  Preussag AG...............................        628
     109,360  VEBA AG...................................      6,280
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
GERMANY, CONTINUED:
Conglomerates, continued:
       3,390  Viag AG...................................  $   1,325
                                                          ---------
                                                              9,224
                                                          ---------
Construction (0.1%):
       9,000  Hochtief AG...............................        353
                                                          ---------
Consumer Goods & Services (0.2%):
       8,520  Adidas AG.................................        735
                                                          ---------
Electrical & Electronic (0.9%):
      77,580  Siemens AG................................      3,595
                                                          ---------
Engineering (0.6%)
      22,760  AGIV AG (b)...............................        332
       3,200  Bilfinger & Berger Bau AG.................        119
       4,590  Mannesmann AG.............................      1,972
                                                          ---------
                                                              2,423
                                                          ---------
Health Care (0.4%):
      16,760  Schering AG...............................      1,413
                                                          ---------
Insurance (2.5%):
       3,464  Allianz AG Holding........................      6,226
         540  AMB Aachener und Muenchener Beteiligungs
                AG, Registered Shares...................        386
         110  AMB Aachener und Muenchener Beteiligungs
                AG, Bearer Shares.......................         71
       2,970  CKAG Colonia Konzern AG...................        247
          70  Muenchener Rueckversicherungs Gesellschaft
                AG, Bearer Shares.......................        126
       1,215  Muenchener Rueckversicherungs Gesellschaft
                AG, Registered Shares...................      2,945
                                                          ---------
                                                             10,001
                                                          ---------
Machinery & Equipment (0.1%):
      11,350  Kloeckner-Humbolt-Deutz AG (b)............         54
         540  Linde AG..................................        328
                                                          ---------
                                                                382
                                                          ---------
Manufacturing--Consumer Goods (0.0%):
         220  Salamander AG.............................         21
                                                          ---------
Metals & Mining (0.5%):
      31,700  Fag Kugelfischer Georg Schaefer AG........        433
       8,435  Thyssen AG................................      1,494
                                                          ---------
                                                              1,927
                                                          ---------
Personal Care Products (0.5%):
      41,000  Beiersdorf AG.............................      2,030
                                                          ---------
Pharmaceuticals (0.3%):
      28,880  Merck KGaA................................      1,037
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
GERMANY, CONTINUED:
Retail--General Merchandise (0.0%):
       3,100  Douglas Holding AG........................  $     125
                                                          ---------
Retail Stores (0.1%):
         850  Karstadt AG...............................        282
                                                          ---------
Textile Products (0.0%):
         630  Escada AG.................................        102
                                                          ---------
Utilities--Electric & Gas (0.7%):
      65,470  RWE AG....................................      2,736
                                                          ---------
  Total Germany                                              64,152
                                                          ---------
GREECE (0.8%):
Agriculture (0.0%):
      13,350  Hellenic Sugar Industry SA................        124
                                                          ---------
Banking & Financial Services (0.5%):
      12,850  Alpha Credit Bank.........................        818
       9,931  Commercial Bank of Greece SA..............        280
       9,330  Ergo Bank SA..............................        473
       6,940  National Bank of Greece SA................        441
                                                          ---------
                                                              2,012
                                                          ---------
Beverages & Tobacco (0.1%):
      11,050  Hellenic Bottling Co. SA..................        354
                                                          ---------
Building Products (0.1%):
      41,820  Heracles General Cement Co. SA............        519
                                                          ---------
Telecommunications (0.1%):
       5,590  Intracom SA...............................        126
                                                          ---------
  Total Greece                                                3,135
                                                          ---------
HONG KONG (1.0%):
Airlines (0.1%):
     166,000  Cathay Pacific Airways....................        262
                                                          ---------
Banking (0.1%):
      69,240  Bank of East Asia Ltd. ...................        308
                                                          ---------
Banking & Financial (0.0%):
      31,728  Wing Lung Bank............................        215
                                                          ---------
Broadcasting & Publishing (0.1%):
      95,000  Television Broadcasts Ltd. ...............        380
                                                          ---------
Conglomerates (0.2%):
      68,000  Swire Pacific Ltd., Class A...............        648
                                                          ---------
Electrical Equipment (0.0%):
     450,000  Elec & Eltek International Holdings
                Ltd. ...................................         99
                                                          ---------
Electronic Components/Instruments (0.0%):
     272,000  Applied International Holdings Ltd. (b)...         16
                                                          ---------
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
HONG KONG, CONTINUED:
Industrial Holding Company (0.3%):
     145,000  Hutchison Whampoa Ltd. ...................  $   1,139
                                                          ---------
Printing & Publishing (0.0%):
     263,000  Oriental Press Group Ltd. ................        118
                                                          ---------
Real Estate (0.1%):
      40,000  Sun Hung Kai Properties Ltd. .............        490
                                                          ---------
Telecommunications (0.1%):
     227,600  Hong Kong Telecommunications Ltd. ........        366
                                                          ---------
  Total Hong Kong                                             4,041
                                                          ---------
INDONESIA (1.2%):
Agriculture (0.1%):
     346,500  PT SMART Corp. ...........................        242
                                                          ---------
Auto Parts (0.1%):
     167,000  PT Astra International--Foreign
                Registry................................        459
                                                          ---------
Banking & Financial Services (0.3%):
   1,201,706  PT Bank International Indonesia-- Foreign
                Registry................................      1,183
                                                          ---------
Building Products (0.1%):
     221,500  Indocement Tunggal Prakarsa...............        337
                                                          ---------
Forest Products (0.0%):
     203,000  PT Barito Pacific Timber..................        124
      99,500  PT Inti Indorayon Utama--Foreign
                Registry................................         73
                                                          ---------
                                                                197
                                                          ---------
Telecommunications (0.1%):
     107,500  PT Indosat................................        296
                                                          ---------
Textile Products (0.2%):
   1,246,000  PT Polysindo Eka Perkasa--Foreign
                Registry................................        712
                                                          ---------
Tobacco (0.3%):
     166,000  PT Gudang Garam...........................        717
      99,000  PT Hanjaya Mandala Sampoerna..............        528
                                                          ---------
                                                              1,245
                                                          ---------
  Total Indonesia                                             4,671
                                                          ---------
IRELAND (0.3%):
Banking & Financial Services (0.2%):
     132,300  Allied Irish Banks PLC....................        878
                                                          ---------
Beverages & Tobacco (0.1%):
      77,400  James Crean PLC...........................        242
                                                          ---------
  Total Ireland                                               1,120
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
ITALY (6.8%):
Agriculture (0.1%):
     305,900  Parmalat Finanziaria SpA..................  $     467
                                                          ---------
Airlines (0.0%):
     206,000  Alitalia SpA (b)..........................         79
                                                          ---------
Automotive (0.6%):
     616,100  Fiat SpA..................................      1,860
     168,322  Fiat SpA, Privileged......................        277
     136,494  Fiat SpA di Risp (Non-convertible)........        239
                                                          ---------
                                                              2,376
                                                          ---------
Banking (0.6%):
     378,000  Banca Commerciale Italiana................        686
     160,700  Banca Nazionale dell'Agricoltura (b)......        101
      82,800  Banco Ambrosiano Veneto SpA...............        199
     344,000  Credito Italiano SpA......................        377
     112,600  Istituto Bancario San Paolo di Torino.....        689
      31,680  Riunione Adriatica di Sicurta SpA di
                Risp....................................        168
                                                          ---------
                                                              2,220
                                                          ---------
Building Products (0.0%):
      28,000  Italcementi SpA...........................        157
                                                          ---------
Chemicals (0.1%):
     697,739  Montedison SpA (b)........................        474
                                                          ---------
Computer Hardware (0.0%):
     446,563  Olivetti Group SpA (b)....................        157
                                                          ---------
Engineering (0.0%):
     145,000  Impregilo SpA (b).........................        113
                                                          ---------
Insurance (1.5%):
     240,548  Assicurazioni Generali....................      4,548
      22,600  La Previdente.............................        123
      56,430  Riuniune Adriatici de Sicurta SpA.........        525
      62,800  Societa Assicuratrice Industriale (SAI)
                SpA.....................................        578
                                                          ---------
                                                              5,774
                                                          ---------
Oil & Gas Exploration, Production & Services (1.5%):
   1,148,900  Ente Nazionale Idrocarburi SpA (ENI)......      5,882
                                                          ---------
Paper Products (0.0%):
      26,887  Burgo (Cartiere) SpA......................        124
                                                          ---------
Restaurants (0.0%):
      44,204  Finanziaria Autogrill SpA (b).............         43
                                                          ---------
Retail Stores (0.1%):
      35,600  La Rinascente SpA.........................        206
                                                          ---------
Steel (0.0%):
      21,500  Falck Acciaierie & Ferriere Lombarde
                SpA.....................................         86
                                                          ---------
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
ITALY, CONTINUED:
Telecommunications (1.8%):
      55,700  Sirti SpA.................................  $     337
     957,904  Telecom Italia SpA........................      2,482
     333,400  Telecom Italia SpA di Risp (Non-
                convertible)............................        649
   1,198,060  Telecom Italia Mobile SpA.................      3,022
     329,300  Telecom Italia Mobile SpA di Risp (Non-
                convertible)............................        469
                                                          ---------
                                                              6,959
                                                          ---------
Textile Products (0.1%):
      33,400  Benetton Group SpA........................        421
                                                          ---------
Tire & Rubber (0.1%):
     240,900  Pirelli SpA...............................        446
                                                          ---------
Utilities--Electric & Gas (0.3%):
      92,400  Edison SpA................................        583
     121,400  Italgas SpA...............................        506
                                                          ---------
                                                              1,089
                                                          ---------
  Total Italy                                                27,073
                                                          ---------
JAPAN (23.6%):
Agriculture (0.0%):
      25,000  Nippon Beet Sugar Manufacturing...........         93
                                                          ---------
Airlines (0.2%):
       3,000  All Nippon Airways Co., Ltd. .............         23
     115,000  Japan Airlines (b)........................        609
                                                          ---------
                                                                632
                                                          ---------
Aluminum (0.0%):
      10,000  Nippon Light Metal Co. ...................         41
                                                          ---------
Appliances & Household Products (1.0%):
     104,000  Matsushita Electric Industrial Co.,
                Ltd. ...................................      1,694
      11,000  Pioneer Electronic Corp. .................        209
      95,000  Sanyo Electric Co. .......................        393
      52,000  Sharp Corp. ..............................        739
      16,000  Sony Corp. ...............................      1,046
                                                          ---------
                                                              4,081
                                                          ---------
Automotive (1.9%):
      46,000  Honda Motor Co., Ltd. ....................      1,312
     134,000  Nissan Motor Co., Ltd. ...................        776
      14,000  Toyoda Automatic Loom Works...............        261
     184,000  Toyota Motor Corp. .......................      5,279
                                                          ---------
                                                              7,628
                                                          ---------
Banking (4.3%):
     125,000  Asahi Bank Ltd. ..........................      1,109
     297,600  Bank of Tokyo--Mitsubishi.................      5,513
      78,000  Bank of Yokohama Ltd. ....................        504
      75,000  Chiba Bank Ltd. ..........................        510

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Banking, continued:
     133,000  Fuji Bank Ltd. ...........................  $   1,937
     111,000  Industrial Bank of Japan..................      1,922
      48,000  Joyo Bank.................................        289
      40,000  Mitsui Trust & Banking Co. ...............        312
     178,000  Sakura Bank Ltd. .........................      1,270
      50,000  Shizuoka Bank.............................        530
     145,000  Sumitomo Bank.............................      2,086
     109,000  Tokai Bank................................      1,136
                                                          ---------
                                                             17,118
                                                          ---------
Banking & Financial Services (0.1%):
      27,000  Gunma Bank................................        235
                                                          ---------
Basic Industry (0.1%):
      42,000  Sekisui Chemical Co., Ltd. ...............        423
                                                          ---------
Beverages & Tobacco (0.2%):
       6,000  Asahi Breweries Ltd. .....................         62
      49,000  Kirin Brewery Co., Ltd. ..................        481
      36,000  Takara Shuzo..............................        253
                                                          ---------
                                                                796
                                                          ---------
Brewery (0.0%):
       3,000  Sapporo Breweries.........................         25
                                                          ---------
Building Products (0.1%):
      20,000  Chichibu Onoda Cement Co. ................         85
       9,000  Tostem Corp. .............................        248
                                                          ---------
                                                                333
                                                          ---------
Chemicals (0.9%):
      72,000  Asahi Chemical Industry Co., Ltd. ........        407
      97,000  Denki Kagaku Kogyo K.K. ..................        238
      32,000  Kaneka Corp. .............................        164
       4,000  Kureha Chemical Industry..................         16
      73,000  Mitsubishi Chemical Corp. ................        236
      51,000  Mitsui Toatsu Chemicals...................        155
      12,000  Nippon Shokubai K.K. Co. .................         89
      14,000  NOF Corp. ................................         61
      12,400  Shin-Etsu Chemical Co. ...................        225
      59,000  Showa Denko K.K. (b)......................        135
     100,000  Sumitomo Chemical Co. ....................        395
      27,000  Takeda Chemical Industries................        565
      80,000  Toray Industries, Inc. ...................        493
      72,000  Tosoh Corp. (b)...........................        246
      74,000  Ube Industries Ltd. ......................        209
                                                          ---------
                                                              3,634
                                                          ---------
Construction (0.5%):
      13,000  Aoki Corp. (b)............................         27
      21,000  Daiwa House Industry Co., Ltd. ...........        270
      22,000  Haseko (b)................................         59
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Construction, continued:
      56,000  Kumagai Gumi Co., Ltd. ...................  $     138
      12,000  Misawa Homes..............................         84
      18,000  Okumura Corp. ............................        109
      20,000  Penta-Ocean Construction Co., Ltd. .......         89
      61,000  Sekisui House Ltd. .......................        620
      59,000  Shimizu Corp. ............................        440
      43,000  Taisei Corp. .............................        222
                                                          ---------
                                                              2,058
                                                          ---------
Consumer Goods & Services (0.2%):
      31,000  Nippon Sheet Glass Co., Ltd. .............        110
      45,000  Toto Ltd. ................................        512
                                                          ---------
                                                                622
                                                          ---------
Data Processing & Reproduction (0.3%):
     117,000  Fujitsu Ltd. .............................      1,089
                                                          ---------
Distribution (0.1%):
      72,000  Itochu Corp. .............................        386
      64,000  Tomen Corp. ..............................        174
                                                          ---------
                                                                560
                                                          ---------
Diversified (0.1%):
       9,000  Amano Corp. ..............................         96
      18,000  Yamaha Corp. .............................        306
                                                          ---------
                                                                402
                                                          ---------
Electrical & Electronic (0.5%):
       9,000  Kyocera Corp. ............................        560
     116,000  Mitsubishi Electric Corp. ................        690
       7,000  Nikon Corp. ..............................         87
      17,000  Omron Corp. ..............................        319
       7,000  Rohm Co. .................................        458
                                                          ---------
                                                              2,114
                                                          ---------
Electrical Equipment (0.1%):
       7,100  SMC Corp. ................................        476
                                                          ---------
Electronic Components/Instruments (0.8%):
      13,000  Fanuc Co., Ltd. ..........................        416
       3,100  Hirose Electric...........................        179
     167,000  Hitachi Ltd. .............................      1,554
      73,000  NEC Corp. ................................        880
      23,000  Yokogawa Electric Corp. ..................        198
                                                          ---------
                                                              3,227
                                                          ---------
Energy (0.6%):
      51,000  Cosmo Oil Co., Ltd. ......................        245
     211,000  Japan Energy Corp. .......................        573
     264,000  Nippon Oil Co. ...........................      1,353
                                                          ---------
                                                              2,171
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Engineering (0.4%):
       9,000  Daito Trust Construction Co., Ltd. .......  $     100
      36,000  Fujita Corp. .............................        103
      33,000  Hazama Corp. .............................         91
      36,000  Kajima Corp. .............................        257
      32,000  Kawasaki Heavy Industries.................        132
      12,900  Kinden Corp. .............................        164
      19,000  Nishimatsu Construction...................        165
      53,000  Obayashi Corp. ...........................        357
       1,000  Sato Kogyo................................          4
       6,000  Toa Corp. ................................         31
                                                          ---------
                                                              1,404
                                                          ---------
Entertainment (0.1%):
      16,000  Tokyo Dome Corp. .........................        279
       1,000  Toei......................................          6
                                                          ---------
                                                                285
                                                          ---------
Financial Services (0.9%):
      11,000  Acom Co., Ltd. (b)........................        468
      55,000  Daiwa Securities Co., Ltd. ...............        488
      49,000  Mitsubishi Trust & Banking Co. ...........        655
       3,000  Nikko Securities Co., Ltd. ...............         22
      12,000  Nippon Shinpan Co. .......................         67
      86,000  Nomura Securities Co. ....................      1,289
       6,000  Orix Corp. ...............................        249
      54,000  Yamaichi Securities Co., Ltd. ............        240
      43,000  Yasuda Trust& Banking.....................        182
                                                          ---------
                                                              3,660
                                                          ---------
Food & Household Products (0.2%):
      13,000  Ajinomoto Co., Inc. ......................        132
      39,000  Kao Corp. ................................        454
       4,000  Nissin Food Products......................         85
                                                          ---------
                                                                671
                                                          ---------
Food Products & Services (0.1%):
      31,000  Daiei, Inc. ..............................        236
                                                          ---------
Forest Products (0.2%):
       1,000  Hokuetsu Paper Mills Ltd. ................          6
      14,000  Mitsubishi Paper Mills....................         55
      89,333  New Oji Paper Co. ........................        564
      46,000  Nippon Paper Industries Co. ..............        214
                                                          ---------
                                                                839
                                                          ---------
Health & Personal Care (0.6%):
       9,000  Chugai Pharmaceutical Co., Ltd. ..........         75
      20,000  Kyowa Hakko Kogyo Co., Ltd. ..............        152
      21,000  Lion Corp. ...............................        104
      27,000  Sankyo Co., Ltd. .........................        763
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Health & Personal Care, continued:
      57,000  Yamanouchi Pharmaceutical Co., Ltd. ......  $   1,169
                                                          ---------
                                                              2,263
                                                          ---------
Hotels & Lodging (0.0%):
       6,000  Fujita Kanko, Inc. .......................        111
                                                          ---------
Industrial Goods & Services (0.7%):
      57,000  Bridgestone Corp. ........................      1,080
      50,000  Denso Corp. ..............................      1,202
      33,000  Mitsui Engineering & Shipbuilding Co.,
                Ltd. (b)................................         67
      14,000  NGK Insulators Ltd. ......................        133
      26,000  Sumitomo Electric Industries..............        363
                                                          ---------
                                                              2,845
                                                          ---------
Insurance (0.2%):
      39,000  Mitsui Marine & Fire Insurance Co.,
                Ltd. ...................................        209
      13,650  Nichido Fire & Marine Insurance Co.,
                Ltd. ...................................         78
      12,000  Nippon Fire & Marine Insurance............         54
      22,000  Sumitomo Marine & Fire Insurance..........        136
      48,000  Tokio Marine & Fire Insurance Co. ........        451
                                                          ---------
                                                                928
                                                          ---------
Jewelry (0.1%):
      40,000  Citizen Watch Co., Ltd. ..................        286
                                                          ---------
Leasing (0.1%):
      45,000  Yamato Transport Co., Ltd. ...............        465
                                                          ---------
Machinery & Equipment (1.1%):
      20,000  Chiyoda Corp. ............................        129
       9,000  Daifuku Co., Ltd. ........................        113
      15,000  Daikin Industries Ltd. ...................        133
       8,000  Ebara Corp. ..............................        104
      29,000  Iseki & Co. (b)...........................         92
      49,000  Komatsu Ltd. .............................        401
      40,000  Koyo Seiko Co., Ltd. .....................        331
      52,000  Kubota Corp. .............................        251
      32,000  Minebea Co., Ltd. ........................        267
     229,000  Mitsubishi Heavy Industries, Ltd. ........      1,815
       4,000  Mori Seiki................................         55
      58,000  Niigata Engineering Co., Ltd. (b).........        162
      25,000  NSK Ltd. .................................        151
      37,000  NTN Corp. ................................        201
       7,000  Tokyo Electron Ltd. ......................        214
                                                          ---------
                                                              4,419
                                                          ---------
Manufacturing--Capital Goods (0.4%):
      38,000  Fujikura Ltd. ............................        304
      16,000  Kokuyo Co., Ltd. .........................        394

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Manufacturing--Capital Goods, continued:
      21,000  Makita Corp. .............................  $     293
      15,000  Murata Manufacturing Co., Ltd. ...........        497
      22,000  Noritake Co., Ltd. .......................        183
      22,000  Topy Industries Ltd. .....................         81
                                                          ---------
                                                              1,752
                                                          ---------
Manufacturing--Consumer Goods (0.7%):
      69,000  Canon, Inc. ..............................      1,522
      33,000  Fuji Photo Film Co., Ltd. ................      1,086
       5,000  Sega Enterprises..........................        168
                                                          ---------
                                                              2,776
                                                          ---------
Materials (0.0%):
      15,000  Sumitomo Osaka Cement Co., Ltd. ..........         49
                                                          ---------
Merchandising (0.5%):
      28,000  ITO-Yokado Co., Ltd. .....................      1,216
      14,000  JUSCO Co. ................................        474
      10,000  Marui Co., Ltd. ..........................        180
       2,900  Seven-Eleven Japan Ltd. ..................        169
                                                          ---------
                                                              2,039
                                                          ---------
Metals & Mining (0.3%):
      14,000  Furukawa Electric Co. ....................         66
      18,000  Hitachi Zosen Corp. ......................         70
      66,000  Japan Steel Works (b).....................        150
      67,000  Mitsubishi Materials Corp. ...............        270
       4,000  Mitsui Mining Co., Ltd. (b)...............         14
      30,000  Mitsui Mining & Smelting..................        102
      22,000  Sumitomo Metal Mining Co. ................        148
      44,000  Toho Zinc.................................        190
                                                          ---------
                                                              1,010
                                                          ---------
Miscellaneous Materials & Commodities (0.1%):
      26,000  Asahi Glass Co., Ltd. ....................        244
                                                          ---------
Office Equipment & Services (0.3%):
      57,000  Dai Nippon Printing Co., Ltd. ............        997
                                                          ---------
Oil & Gas Exploration, Production & Service (0.1%):
       9,000  Arabian Oil Co. (b).......................        333
       9,000  Showa Shell Sekiyu KK.....................         75
       9,000  Teikoku Oil Co. ..........................         49
                                                          ---------
                                                                457
                                                          ---------
Oil & Gas Transmission (0.0%):
      10,000  Iwatani International Corp. ..............         42
      17,000  Mitsubishi Oil Co., Ltd. .................        102
                                                          ---------
                                                                144
                                                          ---------
Packaging (0.0%):
       7,000  Toyo Seikan Kaisha........................        168
                                                          ---------
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Pharmaceuticals (0.2%):
      12,000  Meiji Seika...............................  $      62
      13,000  Shionogi & Co. ...........................         93
      29,000  Taisho Pharmacuetical Co. ................        682
                                                          ---------
                                                                837
                                                          ---------
Real Estate (0.5%):
      98,000  Mitsubishi Estate Co. ....................      1,005
      75,000  Mitsui Fudosan............................        749
                                                          ---------
                                                              1,754
                                                          ---------
Restaurants (0.0%):
       8,000  Skylark Co., Ltd. ........................        122
                                                          ---------
Retail Stores/Catalog (0.3%):
      10,000  Hankyu Department Stores..................         99
      12,000  Isetan Co. ...............................        155
      52,000  Mycal Corp. (name changed from Nichii Co.,
                Ltd.)...................................        753
      26,000  Takashimaya Co. ..........................        311
                                                          ---------
                                                              1,318
                                                          ---------
Retail--General Merchandise (0.0%):
       8,000  Mitsukoshi Ltd. ..........................         57
                                                          ---------
Services (0.3%):
      12,000  Secom.....................................        725
      35,000  Toppan Printing Co., Ltd. ................        437
                                                          ---------
                                                              1,162
                                                          ---------
Steel (0.7%):
      53,000  Daido Steel Co., Ltd. ....................        196
       4,000  Japan Metals & Chemicals (b)..............         13
     166,000  Kawasaki Steel Corp. .....................        476
     199,000  NKK Corp. (b).............................        447
      57,000  Nippon Metal Industry.....................        172
     360,000  Nippon Steel Co. .........................      1,061
     125,000  Sumitomo Metal Industries.................        307
                                                          ---------
                                                              2,672
                                                          ---------
Storage (0.0%):
       1,000  Mitsubishi Logistics Corp. ...............         13
       5,000  Mitsui-Soko Co., Ltd. ....................         32
                                                          ---------
                                                                 45
                                                          ---------
Textile Products (0.3%):
     244,000  Kanebo Ltd. (b)...........................        503
       2,000  Kurabo Industries.........................          6
      31,000  Kuraray Co., Ltd. ........................        286
      13,000  Nisshinbo Industries......................        101
      15,000  Teijin Ltd. ..............................         65
      27,000  Toyobo Ltd. ..............................         81

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
JAPAN, CONTINUED:
Textile Products, continued:
      48,000  Unitika Ltd. (b)..........................  $     103
                                                          ---------
                                                              1,145
                                                          ---------
Transportation--Road & Railroad (0.8%):
      73,000  Hankyu Corp. .............................        362
      29,870  Keihin Electric Express Railway...........        137
     232,290  Kinki Nippon Railway......................      1,447
      49,000  Nippon Express Co., Ltd. .................        335
      35,020  Odakyu Electric Railway...................        210
      36,000  Tobu Railway Co., Ltd. ...................        176
      49,000  Tokyu Corp. ..............................        278
                                                          ---------
                                                              2,945
                                                          ---------
Transportation & Shipping (0.2%):
       9,000  Kamigumi Co., Ltd. .......................         59
      15,000  Kawasaki Kisen Kaisha Ltd. (b)............         34
      33,000  Mitsui OSK Lines, Ltd. (b)................         79
      45,000  Nippon Yusen Kabushiki Kaisha.............        203
      12,000  Seino Transportation......................        132
      73,000  Showa Line, Ltd. (b)......................         87
                                                          ---------
                                                                594
                                                          ---------
Utilities--Electric & Gas (0.7%):
      11,000  Kansai Electric Power Co., Inc. ..........        227
      82,000  Osaka Gas Co. ............................        224
      22,200  Tohoku Electric Power.....................        440
      80,500  Tokyo Electric Power......................      1,762
      92,000  Tokyo Gas Co., Ltd. ......................        249
                                                          ---------
                                                              2,902
                                                          ---------
Wholesale & International Trade (0.5%):
     123,000  Marubeni Corp. ...........................        528
      62,000  Mitsubishi Corp. .........................        641
      59,000  Mitsui & Co. .............................        478
      46,000  Sumitomo Corp. ...........................        362
                                                          ---------
                                                              2,009
                                                          ---------
  Total Japan                                                93,368
                                                          ---------
KOREA (0.5%):
Airlines (0.0%):
         190  Korean Air................................          3
                                                          ---------
Automotive (0.0%):
         100  Hyundai Motor Co. Ltd. ...................          2
       2,800  Kia Motors Corp. (b)......................         55
                                                          ---------
                                                                 57
                                                          ---------
Banking (0.0%):
       4,800  Cho Hung Bank Co., Ltd. ..................         37
       5,300  Commercial Bank of Korea..................         34
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
KOREA, CONTINUED:
Banking, continued:
       6,100  SeoulBank (b).............................  $      31
          40  Shinhan Bank..............................          1
                                                          ---------
                                                                103
                                                          ---------
Banking & Financial Services (0.0%):
       4,700  Korea Exchange Bank.......................         43
       5,600  Korea First Bank (b)......................         28
       1,600  Korea Long-Term Credit Bank...............         27
                                                          ---------
                                                                 98
                                                          ---------
Chemicals (0.0%):
       3,200  Hanwha Chemical Corp. ....................         25
       1,900  Han Wha Corp. (b).........................         21
       6,700  LG Chemical Ltd. .........................         64
                                                          ---------
                                                                110
                                                          ---------
Distribution (0.0%):
       4,500  Daewoo Corp. .............................         34
       2,300  Samsung Corp. (b).........................         27
                                                          ---------
                                                                 61
                                                          ---------
Electrical & Electronic (0.1%):
       9,100  Daewoo Electronics Co. ...................         65
       8,000  LG Electronics............................        101
         800  Samsung Display Devices Co. ..............         46
                                                          ---------
                                                                212
                                                          ---------
Electronic (0.0%):
       2,200  Samsung Electro-Mechanics Co. ............         50
                                                          ---------
Electronic Components/Instruments (0.1%):
       2,100  Samsung Electronics Co. ..................        113
                                                          ---------
Engineering (0.0%):
       1,500  Dong-Ah Consruction Industrial Co. .......         32
       1,600  Hyundai Engineering & Construction Co.
                (b).....................................         37
                                                          ---------
                                                                 69
                                                          ---------
Financial Services (0.0%):
       1,900  Daewoo Securities Co. (b).................         25
       5,100  Hanil Bank................................         35
       1,400  Hyundai Securities Co. (b)................         17
       1,800  LG Securities (b).........................         18
       1,600  Ssangyong Investment & Securities Co.,
                Ltd. (b)................................         15
                                                          ---------
                                                                110
                                                          ---------
Machinery & Equipment (0.1%):
       9,400  Daewoo Heavy Industries...................         58
       1,500  Hyundai Precision Industry Co. (b)........         27

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
KOREA, CONTINUED:
Machinery & Equipment, continued:
       7,700  Samsung Heavy Industries..................  $      80
                                                          ---------
                                                                165
                                                          ---------
Oil & Gas Exploration, Production & Service (0.0%):
       2,100  Ssangyong Oil Refining Co., Ltd. .........         46
       1,945  Yukong Ltd. ..............................         37
                                                          ---------
                                                                 83
                                                          ---------
Retail--General Merchandise (0.0%):
         400  Shinsegae Department Store Co. ...........         17
                                                          ---------
Steel (0.1%):
       5,300  Dongkuk Steel Mill Co. (b)................        105
      14,300  Hyundai Pipe Co., Ltd. (b)................        103
       2,900  Inchon Iron & Steel Co. (b)...............         47
                                                          ---------
                                                                255
                                                          ---------
Telecommunication--Services & Equipment (0.0%):
         400  LG Information & Communication Ltd. ......         25
                                                          ---------
Utilities--Electric (0.1%):
      10,300  Korea Electric Power Corp. ...............        300
                                                          ---------
  Total Korea                                                 1,831
                                                          ---------
MALAYSIA (0.5%):
Agriculture (0.1%):
     118,000  Highlands & Lowlands Berhad...............        197
                                                          ---------
Building Products (0.0%):
      80,000  Pan-Malaysia Cement Works Berhad..........         81
                                                          ---------
Engineering (0.0%):
      18,585  United Engineers (Malaysia) Ltd. .........        168
                                                          ---------
Financial Services (0.2%):
      99,000  Idris Hydraulic (Malaysia) Berhad (b).....        114
      94,000  Rashid Hussain Berhad.....................        622
                                                          ---------
                                                                736
                                                          ---------
Food Products & Services (0.1%):
      54,000  Nestle (Malaysia) Berhad..................        434
                                                          ---------
Forest Products (0.0%):
      20,500  Land & General Berhad.....................         49
                                                          ---------
Hotels & Lodging (0.0%):
      29,500  Faber Group Berhad (b)....................         28
                                                          ---------
Utilities--Electric & Gas (0.1%):
      51,000  Tenaga Nasional Berhad....................        244
                                                          ---------
  Total Malaysia                                              1,937
                                                          ---------
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
MEXICO (0.8%):
Banking (0.0%):
      16,160  Grupo Financiero Banamex Accival SA de CV
                (b).....................................  $      31
                                                          ---------
Beverages & Tobacco (0.0%):
       5,000  Grupo Continental SA, Series CP...........         24
      26,500  Grupo Embotelladoras de Mexico SA de CV
                (b).....................................         37
                                                          ---------
                                                                 61
                                                          ---------
Brewery (0.0%):
      13,000  Fomento Economico Mexicano SA de CV, Class
                B.......................................         44
                                                          ---------
Building Products (0.1%):
       8,000  Apasco SA de CV...........................         55
      38,430  Cemex SA de CV, Series A..................        138
      20,300  Cemex SA de CV, Series B..................         79
      15,300  Cemex SA de CV, Series CPO................         55
      17,960  Tolmex SA de CV, Series B2 (b)............         68
                                                          ---------
                                                                395
                                                          ---------
Diversified (0.1%):
      17,286  ALFA SA de CV, Class A....................         80
      36,500  Carso Global Telecom, Series A-1 (b)......         83
       4,000  Desc SA de CV, Series A (b)...............         20
       4,000  Desc SA de CV, Series B (b)...............         22
         166  Desc SA de CV, Series C (b)...............          1
      36,500  Grupo Carso SA de CV, Series A1...........        190
                                                          ---------
                                                                396
                                                          ---------
Engineering (0.1%):
       9,400  Empresas ICA Sociedad Controladora SA de
                CV (b)..................................        138
      69,700  Grupo Tribasa SA de CV (b)................        172
                                                          ---------
                                                                310
                                                          ---------
Financial Services (0.1%):
      47,300  Grupo Financiero Banamex Accival SA de
                CV......................................         99
     112,800  Grupo Financiero Bancomer SA de CV, Class
                B (b)...................................         45
       1,274  Grupo Financiero Inbursa SA de CV, Class
                B.......................................          4
                                                          ---------
                                                                148
                                                          ---------
Food & Household Products (0.2%):
      29,000  Kimberly-Clark de Mexico SA de CV, Class
                A.......................................        563
                                                          ---------
Industrial Goods & Service (0.0%):
       7,000  Grupo Industrial Bimbo SA de CV, Series
                A.......................................         40
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
MEXICO, CONTINUED:
Merchandising (0.0%):
      38,000  Cifra SA de CV, Series B (b)..............  $      46
      51,000  Cifra SA de CV, Series C (b)..............         62
                                                          ---------
                                                                108
                                                          ---------
Metals & Mining (0.0%):
      18,000  Grupo Mexico SA, Series B (b).............         58
      13,000  Industrias Penoles SA, Series CP..........         46
                                                          ---------
                                                                104
                                                          ---------
Retail--General Merchandise (0.0%):
      39,000  Controladora Comercial Mexicana Sa de CV
                (b).....................................         35
                                                          ---------
Retail Stores/Catalog (0.0%):
      37,000  Cifra SA de CV, Series A (b)..............         46
      42,000  El Puerto de Liverpool SA de CV, Series
                1.......................................         38
      10,000  Sears Roebuck de Mexico SA de CV (b)......         17
                                                          ---------
                                                                101
                                                          ---------
Steel (0.0%):
      18,750  Altos Hornos de Mexico SA (b).............         37
       6,000  Hylsamex SA...............................         24
                                                          ---------
                                                                 61
                                                          ---------
Telecommunications (0.2%):
       9,000  Grupo Televisa SA, Series CPO (b).........        116
     269,000  Telefonos de Mexico SA, Series L..........        443
                                                          ---------
                                                                559
                                                          ---------
Tobacco (0.0%):
      17,000  Empresas La Moderna SA de CV..............         83
                                                          ---------
Transportation--Shipping (0.0%):
      29,880  Vitro SA..................................         54
                                                          ---------
Wholesale Distribution (0.0%):
      15,000  Grupo Casa Autrey SA de CV................         29
                                                          ---------
  Total Mexico                                                3,122
                                                          ---------
NETHERLANDS (2.7%):
Appliances & Household Products (0.1%):
      11,100  Philips Electronics NV....................        449
                                                          ---------
Banking (0.3%):
      20,150  ABN Amro Holding NV.......................      1,309
                                                          ---------
Beverages & Tobacco (0.1%):
       1,625  Heineken NV...............................        287
                                                          ---------
Broadcasting & Publishing (0.2%):
      42,700  Elsevier NV...............................        721
                                                          ---------
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
NETHERLANDS, CONTINUED:
Chemicals (0.2%):
       5,500  Akzo Nobel................................  $     751
       1,550  DSM NV....................................        153
                                                          ---------
                                                                904
                                                          ---------
Energy (0.9%):
      19,850  Royal Dutch Petroleum Co. ................      3,476
                                                          ---------
Financial Services (0.5%):
      51,650  ING Groep NV..............................      1,857
                                                          ---------
Food Products & Services (0.2%):
       5,700  Unilever NV CVA...........................      1,007
                                                          ---------
Services (0.2%):
      17,050  Koninklijke Royal PTT Nederland NV........        650
                                                          ---------
  Total Netherlands                                          10,660
                                                          ---------
NEW ZEALAND (0.4%):
Beverages & Tobacco (0.0%):
     105,500  Lion Nathan Ltd. .........................        253
                                                          ---------
Broadcasting & Publishing (0.1%):
      43,737  Wilson & Horton Ltd. .....................        355
                                                          ---------
Telecommunications (0.3%):
     205,400  Telecom Corp. of New Zealand Ltd. ........      1,048
                                                          ---------
  Total New Zealand                                           1,656
                                                          ---------
NORWAY (0.9%):
Engineering (0.1%):
       6,090  Kvaerner ASA..............................        296
                                                          ---------
Entertainment (0.0%):
      42,880  NCL Holdings ASA (b)......................         72
                                                          ---------
Forest Products (0.1%):
       7,400  Norske Skogsindustrier ASA................        225
                                                          ---------
Insurance (0.1%):
      53,920  Storebrand ASA (b)........................        312
                                                          ---------
Medical Equipment & Supplies (0.0%):
      12,800  Hafslund ASA, Class A.....................         88
                                                          ---------
Metals & Mining (0.0%):
      10,600  Elkem ASA.................................        175
                                                          ---------
Oil & Gas Exploration, Production & Services (0.5%):
      11,520  Aker ASA, Class A.........................        256
       5,880  Aker ASA, Class B.........................        119
      32,000  Norsk Hydro ASA...........................      1,729
                                                          ---------
                                                              2,104
                                                          ---------
Pharmaceuticals (0.1%):
      12,800  Nycomed ASA, Class B (b)..................        197
                                                          ---------
  Total Norway                                                3,469
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
PHILLIPINES (0.8%):
Agriculture (0.0%):
     310,700  Vitarich Corp. (b)........................  $      34
                                                          ---------
Banking & Financial Services (0.2%):
      45,000  Far East Bank & Trust Co. ................        180
      12,787  Metropolitan Bank & Trust Co. ............        316
      10,800  Phillippine Commercial International
                Bank....................................        142
      15,390  Philippine National Bank (b)..............        183
                                                          ---------
                                                                821
                                                          ---------
Beverages & Tobacco (0.1%):
      54,637  San Miguel Corp., Class B.................        241
                                                          ---------
Building Products (0.0%):
     374,180  Southeast Asia Cement Holdings, Inc.
                (b).....................................         43
                                                          ---------
Diversified (0.1%):
     244,440  Ayala Corp., Class B......................        265
      38,000  Metro Pacific Corp. ......................          9
                                                          ---------
                                                                274
                                                          ---------
Homebuilders (0.0%):
      94,500  C&P Homes, Inc. (b).......................         48
                                                          ---------
Oil & Gas Exploration, Production & Services (0.1%):
     832,125  Petron Corp. (b)..........................        282
                                                          ---------
Real Estate (0.2%):
     763,125  Ayala Land, Inc., Class B.................        870
      78,000  Filinvest Land, Inc. (b)..................         24
     246,000  SM Prime Holdings, Inc. ..................         64
                                                          ---------
                                                                958
                                                          ---------
Telecommunications (0.1%):
       7,400  Philippine Long Distance Telephone Co. ...        407
      18,800  Pilipino Telephone Corp. (b)..............         16
                                                          ---------
                                                                423
                                                          ---------
Utilities--Electric & Gas (0.0%):
      27,885  Manila Electric Co., Class B..............        228
                                                          ---------
  Total Philippines                                           3,352
                                                          ---------
PORTUGAL (0.9%):
Banking (0.3%):
      25,070  Banco Comercial Portugues SA..............        330
      23,751  Banco Espirito Santo e Commerical de
                Lisboa SA, Registered (b)...............        417
      15,885  Banco Internacional do Funchal SA (b).....        131
      16,927  BPI-SGPS SA, Registered...................        210
       1,000  Banco Totta & Acores SA...................         19
                                                          ---------
                                                              1,107
                                                          ---------
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
PORTUGAL, CONTINUED:
Beverages & Tobacco (0.1%):
      15,740  UNICER-Uniao Cervejeira SA................  $     272
                                                          ---------
Building Products (0.0%):
       1,300  Cimpor-Cimentos de Portugal, SGPS SA......         28
                                                          ---------
Food & Household Products (0.1%):
       7,600  Estabelecimentos Jeronimo Martins & Filho
                SA......................................        392
                                                          ---------
Forest Products (0.0%):
       8,050  Soporcel-Sociedade Portuguesa de Celulose
                SA (b)..................................        215
                                                          ---------
Industrial Holding Company (0.2%):
      20,700  Sonae Investimentos SA....................        655
                                                          ---------
Insurance (0.0%):
       6,100  Companhia de Seguros Tranquilidade,
                Registered..............................        130
                                                          ---------
Retail--General Merchandise (0.1%):
       9,000  Modelo Continente-Sociedade Gestora de
                Participacoes Sociais SA................        301
                                                          ---------
Telecommunications (0.1%):
      16,300  Portugal Telecom SA.......................        464
                                                          ---------
  Total Portugal                                              3,564
                                                          ---------
SINGAPORE (0.5%):
Lodging (0.1%):
     310,000  Hotel Properties Ltd. ....................        501
                                                          ---------
Telecommunications (0.2%):
     334,000  Singapore Telecommunications Ltd. ........        788
                                                          ---------
Transportation & Shipping (0.2%):
     468,000  Chuan Hup Holdings Ltd. ..................        313
     347,000  Neptune Orient Lines Ltd. ................        300
                                                          ---------
                                                                613
                                                          ---------
  Total Singapore                                             1,902
                                                          ---------
SOUTH AFRICA (0.6%):
Banking & Financial Services (0.1%):
       4,700  Nedcor Ltd. ..............................         64
       2,600  Standard Bank Investment Corp., Ltd. .....        102
                                                          ---------
                                                                166
                                                          ---------
Brewery (0.1%):
       6,600  South African Breweries Ltd. .............        167
                                                          ---------
Diversified (0.1%):
       5,300  Anglovaal Industries Ltd. ................         24
      10,600  Barlow Ltd. ..............................         94
      30,700  Gencor Ltd. ..............................        112
       7,500  Malbak Ltd. ..............................         33
      11,600  Rembrandt Group Ltd. .....................        104

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
SOUTH AFRICA, CONTINUED:
Diversified, continued:
       9,900  Smith (C.G.) Ltd. ........................  $      48
                                                          ---------
                                                                415
                                                          ---------
Engineering (0.0%):
      30,500  Murray & Roberts Holdings Ltd. ...........         69
                                                          ---------
Entertainment (0.0%):
      17,100  Sun International (South Africa) Ltd. ....         14
                                                          ---------
Financial Services (0.0%):
       6,900  First National Bank Holdings Ltd. ........         34
       9,200  Amalgamated Banks of South Africa.........         47
                                                          ---------
                                                                 81
                                                          ---------
Food & Household Products (0.0%):
       3,400  Tiger Oats Ltd. ..........................         47
                                                          ---------
Forest Products (0.0%):
      11,200  Nampak Ltd. ..............................         45
      12,500  Sappi Ltd. ...............................        112
                                                          ---------
                                                                157
                                                          ---------
Industrial Goods & Services (0.0%):
       1,100  Anglo American Industrial Corp., Ltd. ....         40
                                                          ---------
Insurance (0.1%):
       5,300  Liberty Life Association of Africa
                Ltd. ...................................        133
       4,100  Southern Life Association Ltd. ...........         35
                                                          ---------
                                                                168
                                                          ---------
Metals & Mining (0.2%):
       5,200  Anglo American Corp of South Africa
                Ltd. ...................................        286
         500  Anglo American Gold Investment Co.,
                Ltd. ...................................         38
       8,400  DeBeers Centenary AG......................        241
       3,200  Driefontein Consolidated Ltd. ............         34
       1,500  Gold Fields of South Africa Ltd. .........         41
       3,400  Johnnies Industrial Corp., Ltd. ..........         37
       3,800  Kloof Gold Mining Company Ltd. ...........         31
       8,200  Randfontein Estates Gold Mining Co. ......         43
       4,700  Rustenburg Platinum Holdings Ltd. ........         64
       4,100  Samancor Ltd. ............................         48
                                                          ---------
                                                                863
                                                          ---------
Oil & Gas Exploration Products & Services (0.0%):
      13,100  Sasol Ltd. ...............................        155
                                                          ---------
  Total South Africa                                          2,342
                                                          ---------
SPAIN (4.0%):
Automotive (0.0%):
       3,200  Fabricacion de Automoviles Renault de
                Espana SA...............................         67
                                                          ---------
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
SPAIN, CONTINUED:
Banking (1.0%):
      27,300  Banco Bilbao Vizcaya SA, Registered.......  $   1,471
      21,700  Banco Central Hispanoamericano SA.........        556
      19,000  Banco Santander SA........................      1,214
      14,200  Corporacion Bancaria de Espana SA.........        634
                                                          ---------
                                                              3,875
                                                          ---------
Beverages & Tobacco (0.1%):
       7,400  El Aguila SA (b)..........................         35
       6,000  Tabacalera SA, Class A....................        258
                                                          ---------
                                                                293
                                                          ---------
Building Products (0.0%):
      13,900  Uralita SA................................        109
                                                          ---------
Chemicals (0.0%):
      54,100  Ercros SA (b).............................         33
                                                          ---------
Energy (0.3%):
      30,200  Repsol SA.................................      1,156
                                                          ---------
Food & Household Products (0.1%):
      16,900  Ebro Agricolas, Compania de Alimentacion
                SA......................................        297
                                                          ---------
Forest Products (0.0%):
       5,800  Empresa Nacional de Celulosas SA..........         69
      37,800  Sarrio SA.................................        124
                                                          ---------
                                                                193
                                                          ---------
Industrial Holding Companies (0.1%):
       5,600  Corporacion Financiara Alba...............        565
                                                          ---------
Insurance (0.1%):
       3,600  Corporacion Mapfre........................        219
                                                          ---------
Miscellaneous Materials & Commodities (0.0%):
       6,400  Viscofan Industria Navarra de Envolturas
                Celulosicas SA..........................         94
                                                          ---------
Real Estate (0.2%):
       8,200  Inmobiliaria Metropolitana Vasco Central
                SA......................................        301
      15,700  Vallehermoso SA...........................        340
                                                          ---------
                                                                641
                                                          ---------
Steel (0.1%):
       3,180  Acerinox SA...............................        459
                                                          ---------
Telecommunications (0.7%):
     114,400  Telefonica de Espana......................      2,652
                                                          ---------
Utilities--Electric & Gas (1.3%):
      27,700  Empresa Nacional de Electricidad SA.......      1,968
       2,800  Fomento de Construcciones y Contratas
                SA......................................        260
       5,100  Gas Natural SDG SA........................      1,184

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
SPAIN, CONTINUED:
Utilities--Electric & Gas, continued:
     100,700  Iberdrola SA..............................  $   1,425
      48,310  Union Electric Fenosa SA..................        518
                                                          ---------
                                                              5,355
                                                          ---------
  Total Spain                                                16,008
                                                          ---------
SWEDEN (1.8%):
Automotive (0.1%):
      14,500  Volvo AB, Series B........................        320
                                                          ---------
Banking & Financial Services (0.2%):
      27,400  Skandiaviska Enskilda Banken, Class A.....        281
      11,150  Svenska Handlesbanken, Class A............        320
         800  Svenska Handlesbanken, Class B............         22
                                                          ---------
                                                                623
                                                          ---------
Engineering (0.1%):
       2,450  ABB AB, Series A..........................        276
         800  ABB AB, Series B..........................         91
       4,150  Skanska AB, Series B......................        183
                                                          ---------
                                                                550
                                                          ---------
Forest Products (0.2%):
      14,000  Stora Kopparbergs Bergslags Aktiebolag,
                Series A................................        193
       5,750  Stora Kopparbergs Bergslags Aktiebolag,
                Series B................................         78
      15,500  Svenska Cellulosa AB, Series B............        314
                                                          ---------
                                                                585
                                                          ---------
Insurance (0.0%):
       4,200  Skandia Forsakrings AB....................        119
                                                          ---------
Machinery & Equipment (0.1%):
      13,300  Atlas Copco AB, Series A..................        322
       1,000  Atlas Copco AB, Series B..................         24
                                                          ---------
                                                                346
                                                          ---------
Manufacturing--Consumer Goods (0.1%):
       5,524  Electrolux AB, Series B...................        320
                                                          ---------
Metals & Mining (0.0%):
       1,750  SKF AB, Series B..........................         41
       7,150  Trelleborg AB, Series B...................         95
                                                          ---------
                                                                136
                                                          ---------
Office Equipment & Services (0.0%):
       4,600  Esselte AB, Series B......................        102
                                                          ---------
Pharmaceuticals (0.5%):
      29,850  Astra AB, Series A........................      1,473
       9,850  Astra AB, Series B........................        475
                                                          ---------
                                                              1,948
                                                          ---------
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
SWEDEN, CONTINUED:
Real Estate (0.0%):
       2,740  Diligentia AB (b).........................  $      43
                                                          ---------
Retail--Special Line (0.2%):
       6,400  Hennes & Mauritz AB, Class B..............        885
                                                          ---------
Telecommunications (0.3%):
      37,543  Telefonaktiebolaget LM Ericsson, Series
                B.......................................      1,160
                                                          ---------
Tobacco (0.0%):
      14,500  Swedish Match AB..........................         51
                                                          ---------
  Total Sweden                                                7,188
                                                          ---------
SWITZERLAND (1.9%):
Banking (0.0%):
       1,080  Swiss Bank Corp. .........................        205
                                                          ---------
Commercial Services (0.1%):
       1,492  Addeco SA.................................        374
                                                          ---------
Consumer Goods (0.0%):
       1,150  Societe Suisse pour la Microelectronique
                et l'Horlogerie AG, Registered..........        163
                                                          ---------
Diversified (0.1%)
         260  ABB AG, Bearer Shares.....................        322
         150  Alusuisse-Lonza Holding AG, Registered....        119
                                                          ---------
                                                                441
                                                          ---------
Financial Services (0.3%):
       4,510  CS Holding AG, Registered.................        462
         624  Union Bank of Switzerland.................        545
                                                          ---------
                                                              1,007
                                                          ---------
Food Products & Services (0.2%):
         570  Nestle SA, Registered.....................        610
                                                          ---------
Insurance (0.1%):
         390  Swiss Reinsurance Co., Registered.........        415
                                                          ---------
Pharmaceuticals (1.1%):
       2,434  Novartis AG, Bearer (b)...................      2,779
         130  Roche Holding AG..........................      1,008
          40  Roche Holding AG, Bearer..................        450
                                                          ---------
                                                              4,237
                                                          ---------
Transportation & Shipping (0.0%):
         100  Danzas Holding AG, Registered.............        111
                                                          ---------
  Total Switzerland                                           7,563
                                                          ---------
THAILAND (0.5%):
Airlines (0.1%):
     136,200  Thai Airways International Public Co.,
                Ltd., Foreign Registered Shares.........        198
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
THAILAND, CONTINUED:
Banking (0.2%):
     211,190  Krung Thai Bank Ltd. .....................  $     412
      41,800  Bangkok Bank Public Co., Ltd.,
              Foreign Registered Shares.................        404
                                                          ---------
                                                                816
                                                          ---------
Metals & Mining (0.1%):
     655,000  Padaeng Industries Public Co., Ltd. (b)...        262
                                                          ---------
Telecommunications (0.1%):
      30,000  Advanced Information Services PCL, Foreign
                Registered Shares.......................        255
       9,800  Shinawatra Computer Co., PLC..............        118
      76,700  TelecomAsia Corp. Public Co., Ltd. (b)....        160
                                                          ---------
                                                                533
                                                          ---------
  Total Thailand                                              1,809
                                                          ---------
TURKEY (1.1%):
Appliances & Household Products (0.0%):
   1,243,103  Arcelik AS................................        125
                                                          ---------
Automotive (0.1%):
     236,000  Otosan Otomobil Sanayii AS................         95
   1,747,400  Tofas Turk Otomobil Fabrikas AS (b).......         68
                                                          ---------
                                                                163
                                                          ---------
Banking & Financial Services (0.2%):
   3,301,600  Akbank TAS................................        446
   4,806,400  Turkiye Garanti Bankasi AS................        216
                                                          ---------
                                                                662
                                                          ---------
Beverages & Tobacco (0.0%):
     574,560  Ericiyas Biracilik ve Malt Sanayii........         62
     301,540  Ege Biracilik ve Malt Sanayi AS...........         87
                                                          ---------
                                                                149
                                                          ---------
Building Products (0.1%):
     384,736  Akcansa Cimento AS........................         35
     266,316  Cimentas AS...............................         28
     333,000  Cimsa Cimento Sanayi ve Ticaret AS........         31
   1,090,565  Turk Sise ve Cam Fabrikalari AS...........        115
                                                          ---------
                                                                209
                                                          ---------
Chemicals (0.1%):
     687,700  Petkim Petrokimya Holding AS..............        274
                                                          ---------
Diversified (0.1%):
   2,509,670  Dogan Sirketler Grubu Holding AS..........         48
   1,976,833  Koc Holding AS (b)........................        344
                                                          ---------
                                                                392
                                                          ---------
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
TURKEY, CONTINUED:
Electrical & Electronical (0.0%):
     251,000  Raks Electronik Ev Aletleri (b)...........  $      52
                                                          ---------
Financial Services (0.1%):
     775,463  Eczacibasi Yatirim Holding Ortakligi AS
                (b).....................................         67
   2,126,000  Turkiye Is Bankasi AS, Class C............        326
   5,862,600  Yapi ve Kredi Bankasi AS..................        145
                                                          ---------
                                                                538
                                                          ---------
Food Products & Services (0.0%):
     181,999  Tat Konserve Sanayii AS...................         27
                                                          ---------
Forest Products (0.0%):
     791,000  Kartonsan Karton Sanayi ve Ticaret AS.....         76
                                                          ---------
Industrial Goods & Services (0.0%):
      95,000  Kordsa Kord Bezi Sanayi ve Ticaret AS.....         38
                                                          ---------
Investment Companies (0.0%):
     189,600  Koc Yatrim ve Sanayi Mamulleri Pazarlama
                SA......................................         36
                                                          ---------
Manufacturing--Capital Goods (0.0%):
     587,000  Turk Demir Dokum Fabrikalari AS...........         53
                                                          ---------
Metals & Mining (0.1%):
   1,514,450  Eregli Demir ve Celik Fabrikalari TAS.....        181
   8,427,517  Izmir Demir Celik Sanayi AS...............         70
                                                          ---------
                                                                251
                                                          ---------
Oil & Gas Exploration, Production & Services (0.1%):
     467,591  Aygaz AS..................................         68
     517,300  Petrol Ofisi AS...........................        138
     961,665  Tupras Turkiye Petrol Rafinerileri AS
                (b).....................................        238
                                                          ---------
                                                                444
                                                          ---------
Telecommunications (0.0%):
     307,200  Netas-Northern Elektrik Telekomunikasyon
                AS......................................         69
                                                          ---------
Textile Products (0.0%):
     787,057  Aksa Akrilik Kimya Sanayii AS.............        106
                                                          ---------
Tire & Rubber (0.1%):
     179,000  Brisa Bridgestone Sabanci Lastik SAN, ve
                Tic AS..................................         80
      96,000  Goodyear Lastikleri TAS...................         73
                                                          ---------
                                                                153
                                                          ---------
Transportation (0.1%):
   1,966,854  Turk Hava Yollari AO (b)..................        433
                                                          ---------
Utility--Electric & Gas (0.0%):
      96,000  Cukurova Elektrik AS......................        114
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
TURKEY, CONTINUED:
Wholesale Distribution (0.0%):
     110,000  Migros Turk TAS...........................  $     134
                                                          ---------
  Total Turkey                                                4,498
                                                          ---------
UNITED KINGDOM (8.1%):
Aerospace & Military Technology (0.3%):
      21,900  British Aerospace PLC.....................        479
      33,200  Rolls-Royce PLC...........................        146
      34,700  Smiths Industries PLC.....................        476
                                                          ---------
                                                              1,101
                                                          ---------
Airlines (0.2%):
      64,500  British Airways PLC.......................        668
                                                          ---------
Appliances & Household Products (0.1%):
      13,600  EMI Group PLC.............................        321
                                                          ---------
Banking (1.3%):
     160,400  Abbey National PLC........................      2,100
      74,500  Barclays PLC..............................      1,275
      21,000  HSBC Holdings PLC.........................        469
      42,800  HSBC Holdings PLC (Hong Kong Dollars
                10).....................................        932
      23,500  Royal Bank of Scotland Group PLC..........        227
                                                          ---------
                                                              5,003
                                                          ---------
Banking & Financial Services (0.1%):
      37,500  Allied Irish Banks PLC....................        251
                                                          ---------
Beverages & Tobacco (0.2%):
      49,400  Guinness PLC..............................        387
      50,200  Scottish & Newcastle PLC..................        590
                                                          ---------
                                                                977
                                                          ---------
Broadcasting/Cable (0.1%):
      52,600  British Sky Broadcasting Group PLC........        470
                                                          ---------
Building Products (0.1%):
      67,300  CAMAS PLC.................................         84
     158,800  Tarmac PLC................................        266
                                                          ---------
                                                                350
                                                          ---------
Chemicals (0.1%):
      33,000  Imperial Chemical Industries PLC..........        434
                                                          ---------
Closed End Funds (0.0%):
      12,233  Value Realisation Trust PLC (b)...........         16
                                                          ---------
Conglomerates (0.2%):
      70,400  B.A.T. Industries PLC.....................        584
      53,500  Lonrho PLC................................        114
                                                          ---------
                                                                698
                                                          ---------
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Construction (0.0%):
      73,500  Taylor Woodrow PLC........................  $     194
                                                          ---------
Electrical & Electronic (0.4%):
      50,400  Bowthorpe PLC.............................        390
      49,800  Electrocomponents PLC.....................        454
      82,300  General Electric Co., PLC.................        538
      22,300  Oxford Instruments PLC....................        160
                                                          ---------
                                                              1,542
                                                          ---------
Energy (0.4%):
     135,700  British Petroleum Co., PLC................      1,627
                                                          ---------
Engineering (0.0%):
      24,700  Barratt Developments PLC..................        107
      56,460  Costain Group PLC (b).....................         40
                                                          ---------
                                                                147
                                                          ---------
Financial Services (0.3%):
     143,582  Lloyds TSB Group PLC......................      1,058
      36,700  St. James's Place Capital PLC.............         62
                                                          ---------
                                                              1,120
                                                          ---------
Food & Household Products (0.2%):
      42,285  Cadbury Schweppes PLC.....................        356
      18,700  Unilever PLC..............................        453
                                                          ---------
                                                                809
                                                          ---------
Health & Personal Care (0.6%):
      90,100  Glaxo Wellcome PLC........................      1,462
      26,500  Zeneca Group PLC..........................        747
                                                          ---------
                                                              2,209
                                                          ---------
Industrial Holding Companies (0.4%):
      21,900  BICC Group PLC............................        104
     100,700  BTR PLC...................................        489
      94,200  Grand Metropolitan PLC....................        740
     200,900  Hanson PLC................................        280
                                                          ---------
                                                              1,613
                                                          ---------
Insurance (0.3%):
      56,300  Commercial Union PLC......................        659
      18,600  Prudential Corp. PLC......................        156
      33,930  Royal & Sun Alliance Insurance Group
                PLC.....................................        258
                                                          ---------
                                                              1,073
                                                          ---------
Leisure (0.2%):
      57,800  Granada Group PLC.........................        852
                                                          ---------
Machinery & Equipment (0.1%):
      20,000  GKN PLC...................................        343
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Merchandising (0.1%):
      42,900  Safeway PLC...............................  $     297
                                                          ---------
Metals & Mining (0.0%):
      48,900  English China Clays PLC...................        161
                                                          ---------
Metals (Non-ferrous) (0.2%):
      42,500  RTZ Corp., PLC, Registered................        681
                                                          ---------
Metals (Steel) (0.0%):
      67,600  British Steel PLC.........................        186
                                                          ---------
Miscellaneous Materials & Commodities (0.1%):
      61,200  Harrisons & Crosfield PLC.................        140
      50,900  Pilkington PLC............................        136
                                                          ---------
                                                                276
                                                          ---------
Oil & Gas Exploration Products & Services (0.0%):
       3,300  Shell Transport & Trading Co. ............         57
                                                          ---------
Paper Products (0.1%):
      40,900  Rexam PLC.................................        252
                                                          ---------
Pharmaceuticals (0.3%):
      72,372  SmithKline Beecham PLC....................      1,002
                                                          ---------
Printing & Publishing (0.1%):
      42,600  Reuters Holdings PLC......................        548
                                                          ---------
Real Estate (0.2%):
      18,720  British Land Co., PLC.....................        165
      48,600  Land Securities PLC.......................        619
                                                          ---------
                                                                784
                                                          ---------
Retail Stores/Catalog (0.8%):
      45,500  Boots Co., PLC............................        469
      41,000  Great Universal Stores PLC................        429
      89,900  Marks & Spencer PLC.......................        755
      22,700  Next PLC..................................        220
      66,100  Sainsbury (J.) PLC........................        439
     117,000  Tesco PLC.................................        710
      13,600  Thorn PLC.................................         59
                                                          ---------
                                                              3,081
                                                          ---------
Road & Railroad (0.0%):
      18,600  Peninsular & Oriental Steam Navigation
                Co. ....................................        188
                                                          ---------
Telecommunications (0.5%):
     148,900  British Telecommunications PLC............      1,005
      65,100  Cable & Wireless PLC......................        541
     123,700  Vodaphone Group PLC.......................        522
                                                          ---------
                                                              2,068
                                                          ---------
Tobacco (0.0%):
      20,090  Imperial Tobacco Group PLC (b)............        130
                                                          ---------
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
UNITED KINGDOM, CONTINUED:
Utilities--Electric & Gas (0.1%):
      77,300  British Gas PLC...........................  $     297
      33,800  National Power PLC........................        283
                                                          ---------
                                                                580
                                                          ---------
  Total United Kingdom                                       32,109
                                                          ---------
UNITED STATES (0.9%):
Banking & Financial Services (0.0%):
       5,883  Banco O'Higgins ADR.......................        135
                                                          ---------
Beverages & Tobacco (0.1%):
       6,712  Compania Cervezas Unidas SA ADR...........        108
       4,066  Embotelladora Andina SA ADR...............        124
       2,500  Vina Concho y Toro SA ADR.................         59
                                                          ---------
                                                                291
                                                          ---------
Building Products (0.0%):
      18,900  Gujarat Ambuja Cements Ltd. GDR...........        156
                                                          ---------
Chemicals (0.1%):
       9,500  Indian Petrochemicals Corp., Ltd. GDR.....         95
       2,870  Millenium Chemicals, Inc. (b).............         51
       6,409  Quimica Y Minera Chile SA ADR.............        347
                                                          ---------
                                                                493
                                                          ---------
Diversified (0.0%):
       1,615  U.S. Industries, Inc. (b).................         56
                                                          ---------
Forest Products (0.1%):
      11,887  Maderas Y Sinteticos Anonima SA ADR.......        166
                                                          ---------
Metals & Mining (0.1%):
       7,615  Madeco SA ADR.............................        185
                                                          ---------
Packaging (0.0%):
       8,500  Cristalerias de Chile ADR.................        155
                                                          ---------
Pharmaceuticals (0.0%):
       4,711  Laboratorio Chile ADR.....................         78
                                                          ---------
Telecommunications (0.1%):
       3,796  Cia de Telecomunicaciones de Chile SA
                ADR.....................................        384
                                                          ---------
Textiles (0.0%):
      13,800  Indian Rayon & Industries Ltd. GDR........        100
                                                          ---------
Transportation (0.1%):
       7,000  Bajaj Auto Ltd. GDR.......................        185
                                                          ---------
Utilities--Electric (0.3%):
       4,662  Chilectra SA ADR..........................        241
      11,891  Chilgener SA ADR..........................        248
      19,962  Empresa Nacional Electricidad ADR.........        309
      10,028  Enersis SA ADR............................        278
                                                          ---------
                                                              1,076
                                                          ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
COMMON STOCKS, CONTINUED:
UNITED STATES, CONTINUED:
Utilities--Electric, continued:
  Total United States                                     $   3,460
                                                          ---------
  Total Common Stocks                                       382,794
                                                          ---------
CORPORATE BONDS (0.0%):
UNITED KINGDOM (0.0%):
$      6,422  Value Realisation Trust...................         10
                                                          ---------
  Total Corporate Bonds                                          10
                                                          ---------
PREFERRED STOCKS (1.5%):
AUSTRALIA (0.3%):
     223,350  News Corp. Ltd. ..........................        993
                                                          ---------
BRAZIL (0.4%):
Banking (0.0%):
  12,023,000  Banco Bradesco SA.........................         87
     131,000  Banco Itau SA.............................         57
                                                          ---------
                                                                144
                                                          ---------
Beverages & Tobacco (0.0%):
      91,000  Companhia Cervejaria Brahma (b)...........         50
                                                          ---------
Electric Utility (0.0%):
   1,104,000  Cia Energetica de Sao Paolo...............         43
   2,173,000  Companhia Energetica de Minas Gerais......         74
                                                          ---------
                                                                117
                                                          ---------
Food Products (0.0%):
     141,000  Sadia-Concordia SA........................        109
                                                          ---------
Forest Products (0.0%):
       2,000  Cia Suzano Papel e Celelose...............          5
                                                          ---------
Oil & Gas Exploration, Production & Services (0.1%):
   2,158,000  Petroleo Brasileiro SA....................        344
                                                          ---------
Steel (0.1%):
      11,664  Companhia Vale do Rio Doce................        224
                                                          ---------
Telecommunications (0.2%):
   8,722,000  Telecomunicacoes Brasileiras SA...........        671
     550,000  Telecomunicacoes de Sao Paolo SA..........        119
                                                          ---------
                                                                790
                                                          ---------
  Total Brazil                                                1,783
                                                          ---------
GERMANY (0.8%):
Automotive (0.3%):
       3,660  Volkswagen AG.............................      1,166
                                                          ---------
Business Services (0.2%):
       6,150  SAP AG....................................        845
                                                          ---------
 SHARES OR
 PRINCIPAL                     SECURITY                    MARKET
   AMOUNT                    DESCRIPTION                    VALUE
------------  ------------------------------------------  ---------
PREFERRED STOCKS, CONTINUED:
GERMANY, CONTINUED:
Utilities--Electric & Gas (0.3%):
      28,100  RWE AG....................................  $     939
                                                          ---------
Textiles (0.0%):
         700  Escada AG.................................        115
                                                          ---------
  Total Germany                                               3,065
                                                          ---------
GREECE (0.0%):
Telecommunications (0.0%):
       6,900  Intracom SA...............................        105
                                                          ---------
  Total Preferred Stocks                                      5,946
                                                          ---------
RIGHTS (0.0%):
SOUTH AFRICA (0.0%):
       5,300  Anglovaal Industries Ltd. (b).............          0
                                                          ---------
  Total Rights                                                    0
                                                          ---------
WARRANTS (0.0%):
FRANCE (0.0%):
       7,750  Lagadere SCA..............................          8
                                                          ---------
HONG KONG (0.0%):
      16,400  Applied International Warrants (b)........          0
      26,300  Oriental Press Warrants...................          2
                                                          ---------
                                                                  2
                                                          ---------
ITALY (0.0%):
       1,780  La Rinascente SpA Warrants................          1
                                                          ---------
  Total Warrants                                                 11
                                                          ---------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills
$     35,000  2/13/97 (c)...............................         35
      15,000  3/13/97 (c)...............................         15
     150,000  3/20/97 (c)...............................        148
                                                          ---------
  Total U.S. Treasury Obligations                               198
                                                          ---------
  Total Investments, at value                               388,959
                                                          ---------
REPURCHASE AGREEMENTS (1.9%):
   7,488,000  State Street Bank, 4.75%, 1/2/97
                (collateralized by $7,080 various U.S.
                Treasury Securities, 4.75%, 7/15/06,
                market value--$7,645)                         7,488
                                                          ---------
  Total Repurchase Agreements                                 7,488
                                                          ---------
Total (Cost--$355,353)(a)                                 $ 396,447
                                                          ---------
                                                          ---------

------------

Percentages indicated are based on net assets of $395,418.

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                  DECEMBER  31, 1996
(Amounts in Thousands, except Shares or Principal Amount)
(Unaudited)

      (a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately
           $39. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................................................  $  71,250
Unrealized depreciation...................................................    (30,195)
                                                                            ---------
Net unrealized appreciation...............................................  $  41,055
                                                                            ---------
                                                                            ---------

      (b)  Represents non-income producing security.

      (c)  Serves as collateral for futures contracts.

ADR        American Depository Receipt
GDR        Global Depository Receipt

At December 31, 1996, the Fund's open futures contracts were as follows:

 # OF CONTRACTS                                                   CONTRACT TYPE
---------------------  ---------------------------------------------------------------------------------------------------
                       LONG CONTRACTS
             19          Eurotop 100 Index, March, 1997...................................................................
             29          Nikkei 225 Index, March, 1997....................................................................

                                      CURRENT
                          OPEN        MARKET
                        POSITIONS      VALUE
 # OF CONTRACTS           (000)        (000)
---------------------  -----------  -----------

             19         $   2,991    $   3,079
             29             2,984        2,810

At December 31, 1996, the Fund's open forward currency contracts were as follows:

                                                                   DELIVERY     CONTRACT    CONTRACT     CONTRACT      MARKET
CURRENCY                                                             DATE        PRICE       AMOUNT        VALUE        VALUE
----------------------------------------------------------------  -----------  ----------  -----------  -----------  -----------
Long Contracts:
  European Currency Units.......................................     3/21/97       0.7967       2,360    $   2,962    $   2,968
  Japanese Yen..................................................     3/13/97     111.7400     337,000        3,016        2,942
                                                                                                        -----------  -----------
                                                                                                         $   5,978    $   5,910
                                                                                                        -----------  -----------
                                                                                                        -----------  -----------

                                                                      UNREALIZED
                                                                     APPRECIATION/
CURRENCY                                                            (DEPRECIATION)
----------------------------------------------------------------  -------------------
Long Contracts:
  European Currency Units.......................................       $       6
  Japanese Yen..................................................             (74)
                                                                             ---
                                                                       $     (68)
                                                                             ---
                                                                             ---

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER  31, 1996
(Unaudited)

                                                                         (Amounts in Thousands,
                                                                        except per share amounts)
                                                           ASSET      INCOME     EQUITY      VALUE       LARGE
                                                        ALLOCATION    EQUITY      INDEX     GROWTH      COMPANY
                                                           FUND        FUND       FUND       FUND     VALUE FUND
                                                        -----------  ---------  ---------  ---------  -----------
ASSETS:
Investments, at value.................................   $ 112,784   $ 415,875  $ 507,163  $ 277,829   $ 621,210
Repurchase agreements, at cost........................       7,624       3,482     29,140      7,155       6,011
                                                        -----------  ---------  ---------  ---------  -----------
Total (cost $113,209; $293,385; $405,033; $250,906;
  and $570,741; respectively).........................     120,408     419,357    536,303    284,984     627,221
Interest and dividends receivable.....................         809       1,362        893        569         580
Receivable for capital shares issued..................         149         274        673         --          --
Receivable from brokers for investments sold..........          --          --         --         --       2,467
Prepaid expenses and other assets.....................          14         103         65         13          38
                                                        -----------  ---------  ---------  ---------  -----------
TOTAL ASSETS..........................................     121,380     421,096    537,934    285,566     630,306
                                                        -----------  ---------  ---------  ---------  -----------
LIABILITIES:
Cash overdraft........................................           4          23         90        100       1,784
Dividends payable.....................................         333         744        824        205          --
Payable for capital shares redeemed...................          13          21         30          8           1
Payable to brokers for investments purchased..........       2,893          --         --         --          --
Net payable for variation margin on futures
  contracts...........................................         109          --        624        283          --
Accrued expenses and other payables:
    Investment advisory fees..........................          54         263         46        182         393
    Administration fees...............................           8          59         16         40          89
    12b-1 fees (Class A)..............................           5          12         11          8           3
    12b-1 fees (Class B)..............................          22          38         68          6           5
    Other.............................................          77           2         22         49         100
                                                        -----------  ---------  ---------  ---------  -----------
TOTAL LIABILITIES.....................................       3,518       1,162      1,731        881       2,375
                                                        -----------  ---------  ---------  ---------  -----------
NET ASSETS:
Capital...............................................     109,754     283,496    404,537    245,933     577,653
Distributions in excess of net investment income......          (6)         (3)      (394)       (10)        (91)
Accumulated undistributed (distributions in excess of)
  net realized gains (losses) from investment, options
  and futures transactions............................         852      10,469      1,332      4,965      (6,111)
Net unrealized appreciation from investments, options
  and futures.........................................       7,262     125,972    130,728     33,797      56,480
                                                        -----------  ---------  ---------  ---------  -----------
NET ASSETS............................................   $ 117,862   $ 419,934  $ 536,203  $ 284,685   $ 627,931
                                                        -----------  ---------  ---------  ---------  -----------
                                                        -----------  ---------  ---------  ---------  -----------
Net Assets:
    Fiduciary.........................................   $  68,799   $ 319,259  $ 398,706  $ 239,257   $ 610,420
    Class A...........................................      22,455      54,904     54,186     38,790      11,929
    Class B...........................................      26,608      45,771     83,311      6,638       5,582
                                                        -----------  ---------  ---------  ---------  -----------
        Total.........................................   $ 117,862   $ 419,934  $ 536,203  $ 284,685   $ 627,931
                                                        -----------  ---------  ---------  ---------  -----------
                                                        -----------  ---------  ---------  ---------  -----------
Outstanding Units of Beneficial Interest (Shares):
    Fiduciary.........................................       5,818      17,505     21,851     24,755      47,037
    Class A...........................................       1,896       3,012      2,969      4,017         916
    Class B...........................................       2,240       2,506      4,563        688         425
                                                        -----------  ---------  ---------  ---------  -----------
        Total.........................................       9,954      23,023     29,383     29,460      48,378
                                                        -----------  ---------  ---------  ---------  -----------
                                                        -----------  ---------  ---------  ---------  -----------
Net Asset Value:
    Fiduciary--offering and redemption price per
      share...........................................   $   11.83   $   18.24  $   18.25  $    9.67   $   12.98
                                                        -----------  ---------  ---------  ---------  -----------
                                                        -----------  ---------  ---------  ---------  -----------
    Class A--redemption price per share...............   $   11.84   $   18.23  $   18.25  $    9.66   $   13.02
                                                        -----------  ---------  ---------  ---------  -----------
                                                        -----------  ---------  ---------  ---------  -----------
    Class A--maximum sales charge.....................        4.50%       4.50%      4.50%      4.50%       4.50%
                                                        -----------  ---------  ---------  ---------  -----------
                                                        -----------  ---------  ---------  ---------  -----------
    Class A--maximum offering price per share
      (100%/(100%-maximum sales charge) of net asset
      value adjusted to nearest cent).................   $   12.40   $   19.09  $   19.11  $   10.12   $   13.63
                                                        -----------  ---------  ---------  ---------  -----------
                                                        -----------  ---------  ---------  ---------  -----------
    Class B--offering price per share (a).............   $   11.88   $   18.26  $   18.26  $    9.65   $   13.12
                                                        -----------  ---------  ---------  ---------  -----------
                                                        -----------  ---------  ---------  ---------  -----------

---------

      (a)  Redemption price per Class B share varies based on length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER  31, 1996
(Unaudited)

                                                                   (Amounts in Thousands,
                                                                  except per share amounts)
                                                                                          GULF     INTERNATIONAL
                                                               LARGE        GROWTH        SOUTH      EQUITY
                                               DISCIPLINED    COMPANY    OPPORTUNITIES   GROWTH       INDEX
                                               VALUE FUND   GROWTH FUND      FUND         FUND        FUND
                                               -----------  -----------  -------------  ---------  -----------
ASSETS:
Investments, at value........................   $ 528,861    $ 914,841     $ 534,302    $  95,984   $ 388,959
Repurchase agreements, at cost...............       3,790       24,936        55,267        4,231       7,488
                                               -----------  -----------  -------------  ---------  -----------
Total (cost $463,484; $737,976; $550,336;
  $81,453; and $355,353; respectively).......     532,651      939,777       589,569      100,215     396,447
Foreign currency, at value (cost $12)........          --           --            --           --          12
Interest and dividends receivable............         831        2,044           263           48         316
Receivable for capital shares issued.........       1,403        2,302         1,417           15       1,396
Receivable from brokers for investments
  sold.......................................          --        4,784        15,937           --          --
Tax reclaim receivable.......................          --           --            --           --         417
Organization costs...........................          --            1            --           --           4
Prepaid expenses and other assets............           3           90            51           17           3
                                               -----------  -----------  -------------  ---------  -----------
TOTAL ASSETS.................................     534,888      948,998       607,237      100,295     398,595
                                               -----------  -----------  -------------  ---------  -----------
LIABILITIES:
Cash overdraft...............................         997        1,612           948           --         922
Dividends payable............................         589          909            --           --       1,727
Payable for capital shares redeemed..........          13            8             8           --           1
Payable to brokers for investments
  purchased..................................          --        5,118        19,983           --          --
Net payable for variation margin on futures
  contracts..................................          --           --            --           --          11
Payable for forward foreign currency
  contracts..................................          --           --            --           --          68
Accrued expenses and other payables:
  Investment advisory fees...................         333          595           368           63         181
  Administration fees........................          75          134            83            6          56
  12b-1 fees (Class A).......................           5           19             6            4           2
  12b-1 fees (Class B).......................          15           69            18            3           6
  Other......................................          99           49            25           16         203
                                               -----------  -----------  -------------  ---------  -----------
TOTAL LIABILITIES............................       2,126        8,513        21,439           92       3,177
                                               -----------  -----------  -------------  ---------  -----------
NET ASSETS:
Capital......................................     455,974      724,561       555,028       81,076     356,749
Undistributed (distributions in excess of)
  net investment income......................         (47)          52          (138)         (74)     (1,326)
Accumulated undistributed (distributions in
  excess of) net realized gains (losses) from
  investment, options, futures and foreign
  currency transactions......................       7,668       14,071        (8,325)         439        (944)
Net unrealized appreciation from investments,
  options, futures and translation of assets
  and liabilities in foreign currencies......      69,167      201,801        39,233       18,762      40,939
                                               -----------  -----------  -------------  ---------  -----------
NET ASSETS...................................   $ 532,762    $ 940,485     $ 585,798    $ 100,203   $ 395,418
                                               -----------  -----------  -------------  ---------  -----------
                                               -----------  -----------  -------------  ---------  -----------
Net Assets:
    Fiduciary................................   $ 492,215    $ 766,728     $ 533,522    $  78,859   $ 377,707
    Class A..................................      22,272       91,704        30,767       17,952      10,610
    Class B..................................      18,275       82,053        21,509        3,392       7,101
                                               -----------  -----------  -------------  ---------  -----------
        Total................................   $ 532,762    $ 940,485     $ 585,798    $ 100,203   $ 395,418
                                               -----------  -----------  -------------  ---------  -----------
                                               -----------  -----------  -------------  ---------  -----------
Outstanding Units of Beneficial Interest
  (Shares):
    Fiduciary................................      34,731       47,951        31,493        7,980      25,221
    Class A..................................       1,569        5,587         1,823        1,814         707
    Class B..................................       1,290        5,071         1,306          345         486
                                               -----------  -----------  -------------  ---------  -----------
        Total................................      37,590       58,609        34,622       10,139      26,414
                                               -----------  -----------  -------------  ---------  -----------
                                               -----------  -----------  -------------  ---------  -----------
Net Asset Value:
    Fiduciary--offering and redemption price
      per share..............................   $   14.17    $   15.99     $   16.94    $    9.88   $   14.98
                                               -----------  -----------  -------------  ---------  -----------
                                               -----------  -----------  -------------  ---------  -----------
    Class A--redemption price per share......   $   14.19    $   16.41     $   16.87    $    9.90   $   15.00
                                               -----------  -----------  -------------  ---------  -----------
                                               -----------  -----------  -------------  ---------  -----------
    Class A--maximum sales charge............        4.50%        4.50%         4.50%        4.50%       4.50%
                                               -----------  -----------  -------------  ---------  -----------
                                               -----------  -----------  -------------  ---------  -----------
    Class A--maximum offering price per share
      (100%/(100%-maximum sales charge) of
      net asset value adjusted to nearest
      cent)..................................   $   14.86    $   17.18     $   17.66    $   10.37   $   15.71
                                               -----------  -----------  -------------  ---------  -----------
                                               -----------  -----------  -------------  ---------  -----------
    Class B--offering price per share (a)....   $   14.16    $   16.18     $   16.47    $    9.84   $   14.59
                                               -----------  -----------  -------------  ---------  -----------
                                               -----------  -----------  -------------  ---------  -----------

------------

      (a)  Redemption price per Class B share varies based on length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------

STATEMENTS OF OPERATIONS              FOR THE SIX MONTHS ENDED DECEMBER 31, 1996
(Unaudited)

                                                                       (Amounts in Thousands)
                                                         ASSET      INCOME     EQUITY      VALUE       LARGE
                                                      ALLOCATION    EQUITY      INDEX     GROWTH      COMPANY
                                                         FUND        FUND       FUND       FUND     VALUE FUND
                                                      -----------  ---------  ---------  ---------  -----------
INVESTMENT INCOME:
Interest income.....................................   $   1,764   $     932  $     585  $     441   $     616
Dividend income.....................................         459       5,348      4,818      2,287       8,412
Securities lending income...........................          11          26         38         24         110
                                                      -----------  ---------  ---------  ---------  -----------
TOTAL INCOME........................................       2,234       6,306      5,441      2,752       9,138
                                                      -----------  ---------  ---------  ---------  -----------
EXPENSES:
Investment advisory fees............................         326       1,501        696        941       2,243
Administration fees.................................          83         335        384        210         501
12b-1 fees (Class A)................................          36          86         75         64          19
12b-1 fees (Class B)................................         115         186        294         29          24
Custodian and accounting fees.......................          32          16         75         42          40
Legal and audit fees................................           3          19         12         13          15
Organization costs..................................           2          --         --         --          --
Trustees' fees and expenses.........................           1           3          2          2           4
Transfer agent fees.................................          38          48         68         45          23
Registration and filing fees........................          23          27         20          4          55
Printing costs......................................           3          26         17         36          19
Other...............................................          --           1          4         11           4
                                                      -----------  ---------  ---------  ---------  -----------
Total expenses before waivers.......................         662       2,248      1,647      1,397       2,947
Less waivers........................................        (122)        (25)      (644)       (96)         (5)
                                                      -----------  ---------  ---------  ---------  -----------
NET EXPENSES........................................         540       2,223      1,003      1,301       2,942
                                                      -----------  ---------  ---------  ---------  -----------
Net Investment Income...............................       1,694       4,083      4,438      1,451       6,196
                                                      -----------  ---------  ---------  ---------  -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS,
  OPTIONS AND FUTURES:
Net realized gains (losses) from investment, options
  and futures transactions..........................       2,856      17,707      3,219     15,897      (4,647)
Net change in unrealized appreciation from
  investments, options and futures..................       2,880       9,362     44,523      8,361      60,686
                                                      -----------  ---------  ---------  ---------  -----------
Net realized/unrealized gains from investments,
  options and futures...............................       5,736      27,069     47,742     24,258      56,039
                                                      -----------  ---------  ---------  ---------  -----------
Change in net assets resulting from operations......   $   7,430   $  31,152  $  52,180  $  25,709   $  62,235
                                                      -----------  ---------  ---------  ---------  -----------
                                                      -----------  ---------  ---------  ---------  -----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------

STATEMENTS OF OPERATIONS              FOR THE SIX MONTHS ENDED DECEMBER 31, 1996
(Unaudited)

                                                                    (Amounts in Thousands)
                                                                 LARGE                    GULF     INTERNATIONAL
                                                 DISCIPLINED    COMPANY      GROWTH       SOUTH      EQUITY
                                                    VALUE       GROWTH     OPPORTUNITIES  GROWTH      INDEX
                                                    FUND         FUND         FUND        FUND        FUND
                                                 -----------  -----------  -----------  ---------  -----------
INVESTMENT INCOME:
Interest income................................   $     159    $     671    $     818   $     106   $       4
Dividend income................................       7,279        8,098       10,228         273       2,785
Securities lending income......................          67           75          206          33          --
Foreign tax withholding........................          --           --           --          --        (332)
                                                 -----------  -----------  -----------  ---------  -----------
TOTAL INCOME...................................       7,505        8,844       11,252         412       2,457
                                                 -----------  -----------  -----------  ---------  -----------
EXPENSES:
Investment advisory fees.......................       2,006        3,367        2,187         374       1,053
Administration fees............................         448          752          489          84         316
12b-1 fees (Class A)...........................          37          141           50          31          19
12b-1 fees (Class B)...........................          85          346           85          15          32
Custodian and accounting fees..................          43           34           60          27         163
Legal and audit fees...........................          21           41           22           7          10
Organization costs.............................          --           --           --          --           2
Trustees' fees and expenses....................           4            6            4           1           2
Transfer agent fees............................          68          137           53          43          30
Registration and filing fees...................          30           30           22          14           8
Printing costs.................................          31           57           32          12          13
Other..........................................           2            4            1          --           2
                                                 -----------  -----------  -----------  ---------  -----------
Total expenses before waivers..................       2,775        4,915        3,005         608       1,650
Less waivers...................................         (11)         (36)         (14)        (67)         (5)
                                                 -----------  -----------  -----------  ---------  -----------
NET EXPENSES...................................       2,764        4,879        2,991         541       1,645
                                                 -----------  -----------  -----------  ---------  -----------
Net Investment Income (Loss)...................       4,741        3,965        8,261        (129)        812
                                                 -----------  -----------  -----------  ---------  -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS, OPTIONS, FUTURES AND FOREIGN
  CURRENCIES:
Net realized gains from investment, options,
  futures and foreign currency transactions....      23,995       35,407        2,253       6,229       1,157
Net change in unrealized appreciation
  (depreciation) from investments, options,
  futures and translation of assets and
  liabilities in foreign currencies............      15,176       42,213       31,069      (3,378)      1,611
                                                 -----------  -----------  -----------  ---------  -----------
Net realized/unrealized gains from investments,
  options, futures and foreign currencies......      39,171       77,620       33,322       2,851       2,768
                                                 -----------  -----------  -----------  ---------  -----------
Change in net assets resulting from
  operations...................................   $  43,912    $  81,585    $  41,583   $   2,722   $   3,580
                                                 -----------  -----------  -----------  ---------  -----------
                                                 -----------  -----------  -----------  ---------  -----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 (Amounts in Thousands)
                                      ASSET ALLOCATION FUND       INCOME EQUITY FUND          EQUITY INDEX FUND
                                      ----------------------    -----------------------    -----------------------
                                         SIX                       SIX                        SIX
                                       MONTHS        YEAR        MONTHS                     MONTHS
                                        ENDED        ENDED        ENDED      YEAR ENDED      ENDED      YEAR ENDED
                                      DECEMBER     JUNE 30,     DECEMBER      JUNE 30,     DECEMBER      JUNE 30,
                                      31, 1996       1996       31, 1996        1996       31, 1996        1996
                                      ---------    ---------    ---------    ----------    ---------    ----------
                                      (UNAUDITED)               (UNAUDITED)                (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income..........   $  1,694     $  2,090     $  4,083     $    6,029    $  4,438     $    6,199
    Net realized gains from
      investment, options and
      futures transactions.........      2,856        4,144       17,707          8,723       3,219         10,186
    Net change in unrealized
      appreciation from
      investments, options and
      futures......................      2,880        1,631        9,362         35,127      44,523         47,556
                                      ---------    ---------    ---------    ----------    ---------    ----------
Change in net assets resulting from
  operations.......................      7,430        7,865       31,152         49,879      52,180         63,941
                                      ---------    ---------    ---------    ----------    ---------    ----------
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
    From net investment income.....     (1,058)      (1,520)      (3,413)        (5,321)     (3,682)        (5,782)
    In excess of net investment
      income.......................         --           --           --            (25)         --           (161)
    From net realized gains from
      investment transactions......     (2,959)        (640)     (10,511)        (7,457)     (3,288)        (8,186)
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
    From net investment income.....       (352)        (343)        (468)          (528)       (391)          (269)
    In excess of net investment
      income.......................         --           --           --             (2)         --             (7)
    From net realized gains from
      investment transactions......       (974)        (143)      (1,743)          (850)       (420)          (359)
DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS:
    From net investment income.....       (309)        (216)        (218)          (180)       (354)          (149)
    In excess of net investment
      income.......................         --           --           --             (1)         --             (4)
    From net realized gains from
      investment transactions......     (1,129)         (99)      (1,424)          (356)       (629)          (256)
                                      ---------    ---------    ---------    ----------    ---------    ----------
Change in net assets from
  shareholder distributions........     (6,781)      (2,961)     (17,777)       (14,720)     (8,764)       (15,173)
                                      ---------    ---------    ---------    ----------    ---------    ----------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued....     37,197       50,091       47,458        267,682     179,952        199,001
    Proceeds from shares issued in
      connection with
      acquisition..................         --           --           --        136,786          --             --
    Dividends reinvested...........      5,836        2,534       10,931          6,734       5,110         11,149
    Cost of shares redeemed........    (12,567)     (16,204)     (47,110)      (239,261)    (84,057)      (106,442)
                                      ---------    ---------    ---------    ----------    ---------    ----------
Change in net assets from share
  transactions.....................     30,466       36,421       11,279        171,941     101,005        103,708
                                      ---------    ---------    ---------    ----------    ---------    ----------
Change in net assets...............     31,115       41,325       24,654        207,100     144,421        152,476
NET ASSETS:
    Beginning of period............     86,747       45,422      395,280        188,180     391,782        239,306
                                      ---------    ---------    ---------    ----------    ---------    ----------
    End of period..................   $117,862     $ 86,747     $419,934     $  395,280    $536,203     $  391,782
                                      ---------    ---------    ---------    ----------    ---------    ----------
                                      ---------    ---------    ---------    ----------    ---------    ----------
SHARE TRANSACTIONS:
    Issued.........................      3,115        4,377        2,675         13,308      10,475         12,652
    Issued in connection with
      acquisition..................         --           --           --          7,895          --             --
    Reinvested.....................        490          221          605            414         285            721
    Redeemed.......................     (1,053)      (1,428)      (2,647)       (11,666)     (4,887)        (6,924)
                                      ---------    ---------    ---------    ----------    ---------    ----------
Change in shares...................      2,552        3,170          633          9,951       5,873          6,449
                                      ---------    ---------    ---------    ----------    ---------    ----------
                                      ---------    ---------    ---------    ----------    ---------    ----------
Undistributed (distributions in
  excess of) net investment income
  included in net assets:
    End of period..................   $     (6)    $     19     $     (3)    $       13    $   (394)    $     (405)
                                      ---------    ---------    ---------    ----------    ---------    ----------
                                      ---------    ---------    ---------    ----------    ---------    ----------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                         (Amounts in Thousands)
                                                                                 LARGE COMPANY
                                               VALUE GROWTH FUND                   VALUE FUND
                                      -----------------------------------    ----------------------
                                         SIX         SEVEN        YEAR          SIX
                                       MONTHS       MONTHS        ENDED       MONTHS        YEAR
                                        ENDED        ENDED      NOVEMBER       ENDED        ENDED
                                      DECEMBER     JUNE 30,        30,       DECEMBER     JUNE 30,
                                      31, 1996     1996 (A)     1995 (A)     31, 1996       1996
                                      ---------    ---------    ---------    ---------    ---------
                                      (UNAUDITED)                            (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income..........   $  1,451     $  1,254     $  2,459     $  6,196     $ 12,313
    Net realized gains (losses)
      from investment, options and
      futures transactions.........     15,897       50,010       17,559       (4,647)      66,494
    Net change in unrealized
      appreciation (depreciation)
      from investments, options and
      futures......................      8,361      (28,550)      30,874       60,686      (17,058)
                                      ---------    ---------    ---------    ---------    ---------
Change in net assets resulting from
  operations.......................     25,709       22,714       50,892       62,235       61,749
                                      ---------    ---------    ---------    ---------    ---------
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS (B):
    From net investment income.....     (1,269)        (569)                   (6,044)     (12,140)
    In excess of net investment
      income.......................         --           (5)                       --         (119)
    From net realized gains from
      investment transactions......    (36,353)          --                   (47,388)     (46,275)
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
    From net investment income.....       (173)        (680)      (2,449)         (99)        (142)
    In excess of net investment
      income.......................         --           (5)          --           --           (1)
    From net realized gains from
      investment transactions......     (5,894)     (34,705)      (5,515)        (904)        (631)
DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS:
    From net investment income.....         (7)          (5)          (6)         (30)         (32)
    In excess of net investment
      income.......................         --           --           (3)          --           --
    From net realized gains from
      investment transactions......       (992)        (557)         (19)        (410)        (183)
                                      ---------    ---------    ---------    ---------    ---------
Change in net assets from
  shareholder distributions........    (44,688)     (36,526)      (7,992)     (54,875)     (59,523)
                                      ---------    ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued....     57,932       68,807       24,259      100,880      285,428
    Dividends reinvested...........     39,287       27,533        1,480       26,284       32,290
    Cost of shares redeemed........    (25,424)     (71,560)     (21,348)    (104,635)     (91,619)
                                      ---------    ---------    ---------    ---------    ---------
Change in net assets from share
  transactions.....................     71,795       24,780        4,391       22,529      226,099
                                      ---------    ---------    ---------    ---------    ---------
Change in net assets...............     52,816       10,968       47,291       29,889      228,325
NET ASSETS:
    Beginning of period............    231,869      220,901      173,610      598,042      369,717
                                      ---------    ---------    ---------    ---------    ---------
    End of period..................   $284,685     $231,869     $220,901     $627,931     $598,042
                                      ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------
SHARE TRANSACTIONS:
    Issued.........................      5,538        1,402        1,628        7,899       22,448
    Issued in restatement of net
      asset value (c)..............         --        7,808           --           --           --
    Reinvested.....................      4,053        1,782          106        2,024        2,670
    Redeemed.......................     (2,441)      (1,668)      (1,398)      (8,135)      (7,260)
                                      ---------    ---------    ---------    ---------    ---------
Change in shares...................      7,150        9,324          336        1,788       17,858
                                      ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------
Undistributed (distributions in
  excess of) net investment income
  included in net assets:
    End of period..................   $    (10)    $    (12)    $     (2)    $    (91)    $   (114)
                                      ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------

------------

      (a)  Upon reorganizing as a fund of The One Group, the Paragon Value Growth Fund became the Value Growth Fund. Changes in net assets for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund.

      (b)  Fiduciary Shares of the Value Growth Fund commenced offering on March 26, 1996 upon conversion of certain Class A
           Shares to Fiduciary Shares.

      (c)  Pursuant to its reorganization as a fund of The One Group, the Value Growth Fund issued additional shares at the close of business March 25, 1996 as a result of restatement of the net asset values of Class A Shares from $15.26 to $10.00 and Class B Shares from $15.21 to $10.00.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                (Amounts in Thousands)
                                                                 LARGE COMPANY GROWTH      GROWTH OPPORTUNITIES
                                      DISCIPLINED VALUE FUND             FUND                      FUND
                                      ----------------------    ----------------------    ----------------------
                                         SIX                       SIX                       SIX
                                       MONTHS        YEAR        MONTHS        YEAR        MONTHS        YEAR
                                        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                      DECEMBER     JUNE 30,     DECEMBER     JUNE 30,     DECEMBER     JUNE 30,
                                      31, 1996       1996       31, 1996       1996       31, 1996       1996
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income..........   $  4,741     $  10,841    $  3,965     $   8,466    $  8,261     $   5,803
    Net realized gains from
      investment, options and
      futures transactions.........     23,995        60,286      35,407        29,317       2,253       150,392
    Net change in unrealized
      appreciation (depreciation)
      from investments, options and
      futures......................     15,176        25,630      42,213        85,542      31,069       (49,094)
                                      ---------    ---------    ---------    ---------    ---------    ---------
Change in net assets resulting from
  operations.......................     43,912        96,757      81,585       123,325      41,583       107,101
                                      ---------    ---------    ---------    ---------    ---------    ---------
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
    From net investment income.....     (4,513)      (10,409)     (3,519)       (7,921)     (7,722)       (5,538)
    In excess of net investment
      income.......................         --           (84)         --           (70)         --           (34)
    From net realized gains from
      investment transactions......    (53,221)      (27,544)    (37,414)       (7,625)    (83,581)      (78,544)
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
    From net investment income.....       (164)         (302)       (286)         (478)       (395)         (215)
    In excess of net investment
      income.......................         --            (2)         --            (4)         --            (1)
    From net realized gains from
      investment transactions......     (2,286)         (920)     (4,265)         (558)     (4,572)       (2,747)
DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS:
    From net investment income.....        (66)         (131)        (23)          (67)       (235)          (51)
    In excess of net investment
      income.......................         --            (1)         --            (1)         --            --
    From net realized gains from
      investment transactions......     (1,855)         (708)     (3,785)         (253)     (3,102)         (896)
                                      ---------    ---------    ---------    ---------    ---------    ---------
Change in net assets from
  shareholder distributions........    (62,105)      (40,101)    (49,292)      (16,977)    (99,607)      (88,026)
                                      ---------    ---------    ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued....     59,659       146,331     127,190       303,743     188,670       285,336
    Proceeds from shares issued in
      connection with
      acquisition..................         --            --          --        36,982          --            --
    Dividends reinvested...........     32,102        21,701      30,926         9,536      56,517        46,859
    Cost of shares redeemed........   (100,423)     (138,383)   (127,285)     (145,189)   (174,852)     (205,266)
                                      ---------    ---------    ---------    ---------    ---------    ---------
Change in net assets from share
  transactions.....................     (8,662)       29,649      30,831       205,072      70,335       126,929
                                      ---------    ---------    ---------    ---------    ---------    ---------
Change in net assets...............    (26,855)       86,305      63,124       311,420      12,311       146,004
NET ASSETS:
    Beginning of period............    559,617       473,312     877,361       565,941     573,487       427,483
                                      ---------    ---------    ---------    ---------    ---------    ---------
    End of period..................   $532,762     $ 559,617    $940,485     $ 877,361    $585,798     $ 573,487
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------
SHARE TRANSACTIONS:
    Issued.........................      4,141        10,399       8,080        21,224      10,279        15,225
    Issued in connection with
      acquisition..................         --            --          --         2,673          --            --
    Reinvested.....................      2,280         1,573       1,917           684       3,283         2,828
    Redeemed.......................     (6,921)       (9,741)     (8,053)       (9,886)     (9,446)      (10,779)
                                      ---------    ---------    ---------    ---------    ---------    ---------
Change in shares...................       (500)        2,231       1,944        14,695       4,116         7,274
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------
Undistributed (distributions in
  excess of) net investment income
  included in net assets:
    End of period..................   $    (47)    $     (45)   $     52     $     (85)   $   (138)    $     (47)
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                         (Amounts in Thousands)
                                                                              INTERNATIONAL EQUITY
                                            GULF SOUTH GROWTH FUND                 INDEX FUND
                                      -----------------------------------    ----------------------
                                         SIX         SEVEN        YEAR          SIX
                                       MONTHS       MONTHS        ENDED       MONTHS        YEAR
                                        ENDED        ENDED      NOVEMBER       ENDED        ENDED
                                      DECEMBER     JUNE 30,        30,       DECEMBER     JUNE 30,
                                      31, 1996      1996(A)      1995(A)     31, 1996       1996
                                      ---------    ---------    ---------    ---------    ---------
                                      (UNAUDITED)                            (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)...   $   (129)    $   (162)    $   (329)    $    812     $  2,940
    Net realized gains from
      investment, options, futures
      and foreign currency
      transactions.................      6,229       20,607        2,336        1,157        1,467
    Net change in unrealized
      appreciation (depreciation)
      from investments, options,
      futures and translation of
      assets and liabilities in
      foreign currencies...........     (3,378)      (8,026)      17,774        1,611       26,748
                                      ---------    ---------    ---------    ---------    ---------
Change in net assets resulting from
  operations.......................      2,722       12,419       19,781        3,580       31,155
                                      ---------    ---------    ---------    ---------    ---------
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS (B):
    From net investment income.....         --           --                    (3,449)      (2,825)
    In excess of net investment
      income.......................         --           --                        --         (429)
    From net realized gains from
      investment transactions......     (8,358)        (237)                   (3,811)      (2,147)
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
    From net investment income.....         --           --           --          (58)         (72)
    In excess of net investment
      income.......................         --           --           --           --          (11)
    From net realized gains from
      investment transactions......     (1,835)     (17,443)      (1,410)        (111)         (55)
DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS:
    From net investment income.....         --           --           --          (26)         (43)
    In excess of net investment
      income.......................         --           --           --           --           (7)
    From net realized gains from
      investment transactions......       (302)        (393)          (8)         (72)         (33)
                                      ---------    ---------    ---------    ---------    ---------
Change in net assets from
  shareholder distributions........    (10,495)     (18,073)      (1,418)      (7,527)      (5,622)
                                      ---------    ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued....      5,371       29,495       13,775      127,352      163,944
    Dividends reinvested...........      9,973       14,226          328        2,711        2,501
    Cost of shares redeemed........    (11,640)     (31,076)     (12,956)     (95,133)     (54,557)
                                      ---------    ---------    ---------    ---------    ---------
Change in net assets from share
  transactions.....................      3,704       12,645        1,147       34,930      111,888
                                      ---------    ---------    ---------    ---------    ---------
Change in net assets...............     (4,069)       6,991       19,510       30,983      137,421
NET ASSETS:
    Beginning of period............    104,272       97,281       77,771      364,435      227,014
                                      ---------    ---------    ---------    ---------    ---------
    End of period..................   $100,203     $104,272     $ 97,281     $395,418     $364,435
                                      ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------
SHARE TRANSACTIONS:
    Issued.........................        534          620          842        8,596       11,286
    Issued in restatement of net
      asset value (c)..............         --        3,633           --           --           --
    Reinvested.....................      1,042          902           22          181          175
    Redeemed.......................     (1,141)        (838)        (768)      (6,392)      (3,742)
                                      ---------    ---------    ---------    ---------    ---------
Change in shares...................        435        4,317           96        2,385        7,719
                                      ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------
Undistributed (distributions in
  excess of) net investment income
  included in net assets:
    End of period..................   $   (129)    $     --     $     --     $ (1,326)    $  1,395
                                      ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------

------------

      (a)  Upon reorganizing as a fund of The One Group, the Paragon Gulf South Growth Fund became the Gulf South Growth Fund.
           Capital and share transactions for the periods prior to March 26, 1996 represent the Paragon Gulf South Growth Fund.

      (b)  Fiduciary Shares of the Gulf South Growth Fund commenced offering on March 26, 1996 upon conversion of certain Class A
           Shares to Fiduciary Shares.

      (c)  Pursuant to its reorganization as a fund of The One Group, the Gulf South Growth Fund issued additional shares at the close of business March 25, 1996 as a result of restatement of the net asset values of Class A Shares from $15.70 to
           $10.00 and Class B Shares from $15.48 to $10.00.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                 DECEMBER  31, 1996
(Unaudited)

1.  ORGANIZATION:

    The One Group (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Trust is registered to offer four classes of shares: Fiduciary, Class A, Class B and Service. The Trust currently consists of thirty active funds. The accompanying financial statements and financial highlights are those of the Asset Allocation Fund, the Income Equity Fund, the Equity Index Fund, the Value Growth Fund, the Large Company Value Fund, the Disciplined Value Fund, the Large Company Growth Fund, the Growth Opportunities Fund, the Gulf South Growth Fund and the International Equity Index Fund (individually a "Fund", collectively the "Funds") only. The Funds are each offered in Fiduciary Class, Class A and Class B Shares. Class A Shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectuses. Certain redemptions of Class B Shares are subject to contingent deferred sales charges in accordance with the Funds' prospectuses. Each Fund is a diversified mutual fund except the Gulf South Growth Fund which is non-diversified.

    The Trust entered into an Agreement and Plan of Reorganization (the "Agreement") with the Paragon Portfolio ("Paragon"), a Massachusetts business trust. Pursuant to the Agreement, all of the assets and liabilities of each Paragon Fund transferred to a Fund of The One Group in exchange for shares of the corresponding Fund of The One Group. Subsequent to the reorganization, the fiscal period end changed from November 30 to June 30 for the Value Growth Fund and the Gulf South Growth Fund. Therefore, the prior period statement of changes in net assets and financial highlights for those Funds present the results for the seven months ended June 30, 1996.

    The Funds' investment objectives are as follows:

FUND                                OBJECTIVE
----------------------------------  -------------------------------------------------------------------
Asset Allocation Fund               To provide total return while preserving capital.
Income Equity Fund                  Current income through regular payments of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.
Equity Index Fund                   Investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor's 500
                                    Composite Stock Price Index.
Value Growth Fund                   Long-term capital growth and growth of income while, as a secondary objective, providing a moderate level of current income.
Large Company Value Fund            Capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
Disciplined Value Fund              Capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.
Large Company Growth Fund           Long-term capital appreciation and growth of income by investing primarily in equity securities.
Growth Opportunities Fund           Growth of capital and, secondarily, current income, by investing primarily in equity securities.

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                      DECEMBER  31, 1996
(Unaudited)

FUND                                OBJECTIVE
----------------------------------  -------------------------------------------------------------------
Gulf South Growth Fund              Long-term capital growth by investing in a portfolio of equity securities of small-capitalization, emerging growth and
                                    medium-capitalization companies which are either headquartered in or whose primary market is in the southeastern region of the United
                                    States.
International Equity Index Fund     To provide investment results that correspond to the aggregate price and dividend performance of the securities in the Gross
                                    Domestic Product Weighted Morgan Stanley Capital International
                                    Europe, Australia and Far East Index.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Listed securities are valued at the last sales price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which last sales prices are not available are valued at the mean of the latest bid and asked priced in the principal market where such securities are traded. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are carried at fair value as determined by the Adviser under the direction of the Board of Trustees.

     FOREIGN CURRENCY TRANSLATION

     Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of realized gains or losses and unrealized appreciation or depreciation from investments due to fluctuations in foreign currency exchange rates is not separately disclosed. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     FORWARD FOREIGN CURRENCY CONTRACTS

     Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are presented net on the Statement of Assets and Liabilities. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date.

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                      DECEMBER  31, 1996
(Unaudited)

     Gains or losses from the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recorded as realized on the date of offset; otherwise gains or losses are recorded as realized on settlement date.

     REPURCHASE AGREEMENTS

     The Funds may invest in repurchase agreements with institutions that the investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans under the 1940 Act.

     WRITTEN OPTIONS

     The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

     FUTURES CONTRACTS

     The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

     INDEXED SECURITIES

     The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

     SECURITIES LENDING

     To generate additional income, the Funds may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn dividends and interest on securities lent while simultaneously seeking to earn interest on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                      DECEMBER  31, 1996
(Unaudited)

     termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of December 31, 1996, the following Funds had securities with the following market values on loan (amounts in thousands):

                                                                                                              MARKET VALUE
                                                                                                                OF LOANED
                                                                                                               SECURITIES
                                                                                                              -------------
     Asset Allocation Fund..................................................................................    $   5,077
     Income Equity Fund.....................................................................................       16,965
     Equity Index Fund......................................................................................       54,057
     Value Growth Fund......................................................................................       19,067
     Large Company Value Fund...............................................................................       76,077
     Disciplined Value Fund.................................................................................       60,615
     Large Company Growth Fund..............................................................................       58,897
     Growth Opportunities Fund..............................................................................       74,330
     Gulf South Growth Fund.................................................................................        9,481

     The loaned securities were fully collateralized by cash and U.S. Government securities as of December 31, 1996.

     SECURITY TRANSACTIONS AND RELATED INCOME

     Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid monthly for all Funds, except the International Equity Index Fund, which declares and distributes net investment income annually. Net realized capital gains, if any, are distributed at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

     Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards, foreign currency transactions, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

     ORGANIZATION COSTS

     Costs incurred by the Trust in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution have been deferred and are being amortized using the straight-line

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                      DECEMBER  31, 1996
(Unaudited)

     method over a period of five years beginning with the commencement of each Fund's operations. All such costs, which are attributable to more than one Fund of the Trust, have been allocated among the respective Funds pro-rata, based on the relative net assets of each Fund. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related Fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

     FEDERAL INCOME TAXES

     The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

3.  SHARES OF BENEFICIAL INTEREST:

    The Trust has an unlimited number of shares of beneficial interest, with no par value which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are registered to be offered through forty series and four classes: Fiduciary, Class A, Class B and Service. As of December 31, 1996, no shareholders were in the Service Class. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. The following is a summary of transactions in Fund shares for the periods ended December 31, 1996 and June 30, 1996:

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                      DECEMBER  31, 1996
(Unaudited)

                                                                (Amounts in Thousands)
                                      ASSET ALLOCATION FUND       INCOME EQUITY FUND        EQUITY INDEX FUND
                                      ----------------------    ----------------------    ----------------------
                                         SIX                       SIX                       SIX
                                       MONTHS        YEAR        MONTHS        YEAR        MONTHS        YEAR
                                        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                      DECEMBER     JUNE 30,     DECEMBER     JUNE 30,     DECEMBER     JUNE 30,
                                      31, 1996       1996       31, 1996       1996       31, 1996       1996
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      (UNAUDITED)               (UNAUDITED)               (UNAUDITED)

CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued......   $ 24,156     $ 20,364     $ 17,294     $  74,805    $103,075     $110,800
  Proceeds from shares issued in
    connection with acquisition....         --           --           --       128,593          --           --
  Dividends reinvested.............      3,155        1,810        7,216         5,003       3,420       10,203
  Cost of shares redeemed..........     (9,090)     (13,065)     (37,460)      (94,484)    (62,427)     (79,496)
                                      ---------    ---------    ---------    ---------    ---------    ---------
  Change in net assets from
    Fiduciary share transactions...   $ 18,221     $  9,109     $(12,950)    $ 113,917    $ 44,068     $ 41,507
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------
CLASS A SHARES:
  Proceeds from shares issued......   $  5,240     $ 14,197     $ 14,575     $ 168,343    $ 36,774     $ 52,581
  Proceeds from shares issued in
    connection with acquisition....         --           --           --         6,780          --           --
  Dividends reinvested.............      1,278          453        2,107         1,244         755          565
  Cost of shares redeemed..........     (2,094)      (2,268)      (7,721)     (143,907)    (19,664)     (26,205)
                                      ---------    ---------    ---------    ---------    ---------    ---------
  Change in net assets from Class A
    share transactions.............   $  4,424     $ 12,382     $  8,961     $  32,460    $ 17,865     $ 26,941
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------
CLASS B SHARES:
  Proceeds from shares issued......   $  7,801     $ 15,530     $ 15,589     $  24,534    $ 40,103     $ 35,620
  Proceeds from shares issued in
    connection with acquisition....         --           --           --         1,413          --           --
  Dividends reinvested.............      1,403          271        1,608           487         935          381
  Cost of shares redeemed..........     (1,383)        (871)      (1,929)         (870)     (1,966)        (741)
                                      ---------    ---------    ---------    ---------    ---------    ---------
  Change in net assets from Class B
    share transactions.............   $  7,821     $ 14,930     $ 15,268     $  25,564    $ 39,072     $ 35,260
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------

SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued...........................      2,015        1,787          980         2,462       5,987        7,069
  Issued in connection with
    acquisition....................         --           --           --         7,422          --           --
  Reinvested.......................        266          159          399           316         191          660
  Redeemed.........................       (762)      (1,156)      (2,104)       (3,267)     (3,596)      (5,207)
                                      ---------    ---------    ---------    ---------    ---------    ---------
  Change in Fiduciary Shares.......      1,519          790         (725)        6,933       2,582        2,522
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------
CLASS A SHARES:
  Issued...........................        442        1,241          820         9,480       2,173        3,351
  Issued in connection with
    acquisition....................         --           --           --           392          --           --
  Reinvested.......................        107           38          117            72          42           36
  Redeemed.........................       (176)        (198)        (435)       (8,347)     (1,177)      (1,670)
                                      ---------    ---------    ---------    ---------    ---------    ---------
  Change in Class A Shares.........        373        1,081          502         1,597       1,038        1,717
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------
CLASS B SHARES:
  Issued...........................        658        1,349          875         1,366       2,315        2,232
  Issued in connection with
    acquisition....................         --           --           --            81          --           --
  Reinvested.......................        117           24           89            26          52           25
  Redeemed.........................       (115)         (74)        (108)          (52)       (114)         (47)
                                      ---------    ---------    ---------    ---------    ---------    ---------
  Change in Class B Shares.........        660        1,299          856         1,421       2,253        2,210
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                      DECEMBER  31, 1996
(Unaudited)

                                                           (Amounts in Thousands)
                                                                                 LARGE COMPANY VALUE
                                                VALUE GROWTH FUND                        FUND
                                      --------------------------------------    ----------------------
                                         SIX                         YEAR          SIX
                                       MONTHS      SEVEN MONTHS      ENDED       MONTHS        YEAR
                                        ENDED       ENDED JUNE     NOVEMBER       ENDED        ENDED
                                      DECEMBER         30,            30,       DECEMBER     JUNE 30,
                                      31, 1996       1996(A)        1995(A)     31, 1996       1996
                                      ---------    ------------    ---------    ---------    ---------
                                      (UNAUDITED)                               (UNAUDITED)
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES (B):
  Proceeds from shares issued......   $ 52,273     $ 51,451                     $ 92,870     $271,886
  Proceeds from shares issued in
    conversion from Class A
    Shares.........................         --      186,991(b)                        --           --
  Dividends reinvested.............     32,451           12                       24,853       31,312
  Cost of shares redeemed..........    (20,659)     (54,571)                     (99,001)     (86,151)
                                      ---------    ------------                 ---------    ---------
  Change in net assets from
    Fiduciary share transactions...   $ 64,065     $183,883                     $ 18,722     $217,047
                                      ---------    ------------                 ---------    ---------
                                      ---------    ------------
CLASS A SHARES:
  Proceeds from shares issued......   $  3,770     $ 15,771        $ 21,981     $  6,756     $ 10,239
  Dividends reinvested.............      5,837       26,959           1,452          996          760
  Cost of shares redeemed..........     (4,275)     (16,784)        (21,210)      (5,337)      (5,175)
  Cost of shares redeemed in
    conversion to Fiduciary
    Shares.........................         --     (186,991)(b)          --           --           --
                                      ---------    ------------    ---------    ---------    ---------
  Change in net assets from Class A
    share transactions.............   $  5,332     $(161,045)      $  2,223     $  2,415     $  5,824
                                      ---------    ------------    ---------    ---------    ---------
                                      ---------    ------------    ---------    ---------    ---------
CLASS B SHARES:
  Proceeds from shares issued......   $  1,889     $  1,585        $  2,278     $  1,254     $  3,303
  Dividends reinvested.............        999          562              28          435          218
  Cost of shares redeemed..........       (490)        (205)           (138)        (297)        (293)
                                      ---------    ------------    ---------    ---------    ---------
  Change in net assets from Class B
    share transactions.............   $  2,398     $  1,942        $  2,168     $  1,392     $  3,228
                                      ---------    ------------    ---------    ---------    ---------
                                      ---------    ------------    ---------    ---------    ---------

SHARE TRANSACTIONS:
FIDUCIARY SHARES (B):
  Issued...........................      4,994          254                        7,277       21,371
  Issued in conversion from Class A
    Shares.........................         --       18,699(b)                        --           --
  Reinvested.......................      3,349            1                        1,915        2,593
  Redeemed.........................     (1,986)        (556)                      (7,698)      (6,817)
                                      ---------    ------------                 ---------    ---------
  Change in Fiduciary Shares.......      6,357       18,398                        1,494       17,147
                                      ---------    ------------                 ---------    ---------
                                      ---------    ------------                 ---------    ---------
CLASS A SHARES:
  Issued...........................        362        1,026           1,479          525          815
  Issued in restatement of net
    asset value (c)................         --        7,672              --           --           --
  Reinvested.......................        601        1,745             104           76           61
  Redeemed.........................       (408)      (1,096)         (1,389)        (414)        (417)
  Redeemed in conversion to
    Fiduciary Shares...............         --      (18,699)(b)          --           --           --
                                      ---------    ------------    ---------    ---------    ---------
  Change in Class A Shares.........        555       (9,352)            194          187          459
                                      ---------    ------------    ---------    ---------    ---------
                                      ---------    ------------    ---------    ---------    ---------
CLASS B SHARES:
  Issued...........................        182          122             149           97          262
  Issued in restatement of net
    asset value (c)................         --          136              --           --           --
  Reinvested.......................        103           36               2           33           16
  Redeemed.........................        (47)         (16)             (9)         (23)         (26)
                                      ---------    ------------    ---------    ---------    ---------
  Change in Class B Shares.........        238          278             142          107          252
                                      ---------    ------------    ---------    ---------    ---------
                                      ---------    ------------    ---------    ---------    ---------

------------

      (a)  Upon reorganizing as a fund of The One Group, the Paragon Value Growth Fund became the Value Growth Fund. Capital and share transactions for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund.

      (b)  Fiduciary Shares of the Value Growth Fund commenced offering on March 26, 1996 upon conversion of certain Class A
           Shares to Fiduciary Shares.

      (c)  Pursuant to its reorganization as a fund of The One Group, the Value Growth Fund issued additional shares at the close of business March 25, 1996 as a result of restatement of the net asset values of Class A Shares from $15.26 to $10.00 and Class B Shares from $15.21 to $10.00.

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                      DECEMBER  31, 1996
(Unaudited)

                                                                (Amounts in Thousands)
                                           DISCIPLINED           LARGE COMPANY GROWTH      GROWTH OPPORTUNITIES
                                            VALUE FUND                   FUND                      FUND
                                      ----------------------    ----------------------    ----------------------
                                         SIX                       SIX                       SIX
                                       MONTHS        YEAR        MONTHS        YEAR        MONTHS        YEAR
                                        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                      DECEMBER     JUNE 30,     DECEMBER     JUNE 30,     DECEMBER     JUNE 30,
                                      31, 1996       1996       31, 1996       1996       31, 1996       1996
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued......   $ 52,704     $ 131,316    $ 87,363     $ 209,649    $138,244     $ 167,309
  Proceeds from shares issued in
    connection with acquisition....         --            --          --        33,161          --            --
  Dividends reinvested.............     27,793        19,700      22,645         8,256      48,075        43,247
  Cost of shares redeemed..........    (93,845)     (130,536)   (116,287)     (132,702)   (132,455)     (109,584)
                                      ---------    ---------    ---------    ---------    ---------    ---------
  Change in net assets from
    Fiduciary share transactions...   $(13,348)    $  20,480    $ (6,279)    $ 118,364    $ 53,864     $ 100,972
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------
CLASS A SHARES:
  Proceeds from shares issued......   $  5,202     $  10,777    $ 16,961     $  46,490    $ 42,148     $ 108,378
  Proceeds from shares issued in
    connection with acquisition....         --            --          --         3,423          --            --
  Dividends reinvested.............      2,402         1,180       4,513           904       5,065         2,718
  Cost of shares redeemed..........     (5,466)       (6,449)     (7,859)      (10,113)    (41,510)      (95,119)
                                      ---------    ---------    ---------    ---------    ---------    ---------
  Change in net assets from Class A
    share transactions.............   $  2,138     $   5,508    $ 13,615     $  40,704    $  5,703     $  15,977
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------
CLASS B SHARES:
  Proceeds from shares issued......   $  1,753     $   4,238    $ 22,866     $  47,604    $  8,278     $   9,649
  Proceeds from shares issued in
    connection with acquisition....         --            --          --           398          --            --
  Dividends reinvested.............      1,907           821       3,768           376       3,377           894
  Cost of shares redeemed..........     (1,112)       (1,398)     (3,139)       (2,374)       (887)         (563)
                                      ---------    ---------    ---------    ---------    ---------    ---------
  Change in net assets from Class B
    share transactions.............   $  2,548     $   3,661    $ 23,495     $  46,004    $ 10,768     $   9,980
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------

SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued...........................      3,666         9,341       5,586        14,892       7,557         8,947
  Issued in connection with
    acquisition....................         --            --          --         2,403          --            --
  Reinvested.......................      1,975         1,427       1,411           594       2,790         2,608
  Redeemed.........................     (6,474)       (9,186)     (7,366)       (9,049)     (7,164)       (5,714)
                                      ---------    ---------    ---------    ---------    ---------    ---------
  Change in Fiduciary Shares.......       (833)        1,582        (369)        8,840       3,183         5,841
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------
CLASS A SHARES:
  Issued...........................        354           760       1,059         3,131       2,268         5,756
  Issued in connection with
    acquisition....................         --            --          --           242          --            --
  Reinvested.......................        170            86         274            63         293           165
  Redeemed.........................       (371)         (456)       (491)         (674)     (2,233)       (5,035)
                                      ---------    ---------    ---------    ---------    ---------    ---------
  Change in Class A Shares.........        153           390         842         2,762         328           886
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------
CLASS B SHARES:
  Issued...........................        121           298       1,435         3,201         454           522
  Issued in connection with
    acquisition....................         --            --          --            28          --            --
  Reinvested.......................        135            60         232            27         200            55
  Cost of shares redeemed..........        (76)          (99)       (196)         (163)        (49)          (30)
                                      ---------    ---------    ---------    ---------    ---------    ---------
  Change in Class B Shares.........        180           259       1,471         3,093         605           547
                                      ---------    ---------    ---------    ---------    ---------    ---------
                                      ---------    ---------    ---------    ---------    ---------    ---------

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                      DECEMBER  31, 1996
(Unaudited)

                                                           (Amounts in Thousands)
                                                                                 INTERNATIONAL EQUITY
                                              GULF SOUTH GROWTH FUND                  INDEX FUND
                                      --------------------------------------    ----------------------
                                         SIX                         YEAR          SIX
                                       MONTHS      SEVEN MONTHS      ENDED       MONTHS        YEAR
                                        ENDED       ENDED JUNE     NOVEMBER       ENDED        ENDED
                                      DECEMBER         30,            30,       DECEMBER     JUNE 30,
                                      31, 1996       1996 (A)      1995 (A)     31, 1996       1996
                                      ---------    ------------    ---------    ---------    ---------
                                      (UNAUDITED)                               (UNAUDITED)
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES (B):
  Proceeds from shares issued......   $  2,846     $ 20,747                     $123,244     $154,310
  Proceeds from shares issued in
    conversion from Class A
    Shares.........................         --       80,504(b)                        --           --
  Dividends reinvested.............      7,857           12                        2,520        2,284
  Cost of shares redeemed..........     (9,031)     (23,690)                     (92,098)     (51,662)
                                      ---------    ------------                 ---------    ---------
  Change in net assets from
    Fiduciary share transactions...   $  1,672     $ 77,573                     $ 33,666     $104,932
                                      ---------    ------------                 ---------    ---------
                                      ---------    ------------                 ---------    ---------
CLASS A SHARES:
  Proceeds from shares issued......   $  1,602     $  8,112        $ 12,266     $  2,299     $  7,069
  Dividends reinvested.............      1,821       13,830             321          119          135
  Cost of shares redeemed..........     (2,450)      (7,224)        (12,837)      (2,463)      (2,083)
  Cost of shares redeemed in
    conversion to Fiduciary
    Shares.........................         --      (80,504)(b)          --           --           --
                                      ---------    ------------    ---------    ---------    ---------
  Change in net assets from Class A
    share transactions.............   $    973     $(65,786)       $   (250)    $    (45)    $  5,121
                                      ---------    ------------    ---------    ---------    ---------
                                      ---------    ------------    ---------    ---------    ---------
CLASS B SHARES:
  Proceeds from shares issued......   $    923     $    636        $  1,509     $  1,809     $  2,565
  Dividends reinvested.............        295          384               8           72           82
  Cost of shares redeemed..........       (159)        (162)           (119)        (572)        (812)
                                      ---------    ------------    ---------    ---------    ---------
  Change in net assets from Class B
    share transactions.............   $  1,059     $    858        $  1,398     $  1,309     $  1,835
                                      ---------    ------------    ---------    ---------    ---------
                                      ---------    ------------    ---------    ---------    ---------

SHARE TRANSACTIONS:
FIDUCIARY SHARES (B):
  Issued...........................        282           66                        8,317       10,623
  Issued in conversion from Class A
    Shares.........................         --        8,050(b)                        --           --
  Reinvested.......................        821            1                          168          160
  Redeemed.........................       (880)        (360)                      (6,185)      (3,542)
                                      ---------    ------------                 ---------    ---------
  Change in Fiduciary Shares.......        223        7,757                        2,300        7,241
                                      ---------    ------------                 ---------    ---------
                                      ---------    ------------                 ---------    ---------
CLASS A SHARES:
  Issued...........................        159          509             750          154          484
  Issued in restatement of net
    asset value (c)................         --        3,555              --           --           --
  Reinvested.......................        190          876              21            8           10
  Redeemed.........................       (245)        (466)           (761)        (167)        (143)
  Redeemed in conversion to
    Fiduciary Shares...............         --       (8,050)(b)          --           --           --
                                      ---------    ------------    ---------    ---------    ---------
  Change in Class A Shares.........        104       (3,576)             10           (5)         351
                                      ---------    ------------    ---------    ---------    ---------
                                      ---------    ------------    ---------    ---------    ---------
CLASS B SHARES:
  Issued...........................         93           45              92          125          179
  Issued in restatement of net
    asset value (c)................         --           78              --           --           --
  Reinvested.......................         31           25               1            5            5
  Redeemed.........................        (16)         (12)             (7)         (40)         (57)
                                      ---------    ------------    ---------    ---------    ---------
  Change in Class B Shares.........        108          136              86           90          127
                                      ---------    ------------    ---------    ---------    ---------
                                      ---------    ------------    ---------    ---------    ---------

------------

      (a)  Upon reorganizing as a fund of The One Group, the Paragon Gulf South Growth Fund became the Gulf South Growth Fund.
           Capital and share transactions for the periods prior to March 26, 1996 represent the Paragon Gulf South Growth Fund.

      (b)  Fiduciary Shares of the Gulf South Growth Fund commenced offering on March 26, 1996 upon conversion of certain Class A
           Shares to Fiduciary Shares.

      (c)  Pursuant to its reorganization as a fund of The One Group, the Gulf South Growth Fund issued additional shares at the close of business March 25, 1996 as a result of restatement of the net asset values of Class A Shares from $15.70 to
           $10.00 and Class B Shares from $15.48 to $10.00.

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                      DECEMBER  31, 1996
(Unaudited)

4.  INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS:

    The Trust and Banc One Investment Advisors Corporation (the "Adviser") are parties to an investment advisory agreement under which the Adviser is entitled to a fee, computed daily and paid monthly, at the annual rate of 0.74% of the average net assets of the Income Equity Fund, the Value Growth Fund, the Large Company Value Fund, the Disciplined Value Fund, the Large Company Growth Fund, the Growth Opportunities Fund, and the Gulf South Growth Fund; 0.65% of the average daily net assets of the Asset Allocation Fund; 0.55% of the average daily net assets of the International Equity Index Fund; and 0.30% of the average daily net assets of the Equity Index Fund.

    The Trust and The One Group Services Company (the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., are parties to an administrative agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust net assets (excluding the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Fund, and the Investor Balanced Fund (the "Investor Funds") and the Treasury Only Money Market Fund and the Government Money Market Fund (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust net assets (excluding the the Investor Funds and the Institutional Money Market Funds) over $2 billion. The Adviser also serves as Sub-Administrator to each Fund of the Trust, pursuant to an agreement between the Administrator and the Adviser. Pursuant to this agreement, the Adviser performs many of the Administrator's duties, for which the Adviser receives a fee paid by the Administrator. Prior to March 25, 1996, Goldman Sachs Asset Management served as administrator of the Gulf South Growth Fund and the Value Growth Fund. The terms of the current administration agreement are substantially the same as the former administration agreement.

    The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A and Class B Shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A Shares of each of the Funds and 1.00% of the average daily net assets of the Class B Shares of each of the Funds. Currently, the Distributor has voluntarily agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A Shares of each Fund. Up to 0.25% of the fees payable under the Plans may be used as compensation for shareholder services by the Distributor and/or financial institutions and intermediaries. Fees paid under the Plans may be applied by the Distributor toward (i) compensation for its services in connection with distribution assistance or provision of shareholder services; or (ii) payments to financial institutions and intermediaries such as banks (including affiliates of the Adviser), brokers, dealers and other institutions, including the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Fiduciary Class Shares of each Fund are offered without distribution fees. For the period ended December 31, 1996, the Distributor received $3,430,455 from commissions earned on sales of Class A Shares and redemptions of Class B Shares, of which, the Distributor re-allowed $2,911,820 to broker-dealers of the Funds.

    Prior to January 2, 1996, Premier Investment Advisors, L.L.C. ("Premier") served as investment adviser and Goldman Sachs & Company served as distributor to the Value Growth Fund and Gulf South Growth Fund. Pursuant to the approval of the Board of Trustees of the Paragon on October 31, 1995 and its shareholders on December 20, 1995, Paragon entered into an investment advisory agreement with the Adviser and a distribution agreement with the Distributor effective January 2, 1996. The terms of the investment advisory agreements with Premier and with the Adviser and the distribution agreements with Goldman Sachs & Company and the Distributor are substantially the same.

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                      DECEMBER  31, 1996
(Unaudited)

    Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

    The Adviser, the Administrator and the Distributor voluntarily agreed to waive a portion of their fees. For the period ended December 31, 1996, fees in the following amounts were waived (amounts in thousands):

                                                                                                                 12B-1 FEES
                                                                            INVESTMENT                             WAIVED
                                                                           ADVISORY FEES     ADMINISTRATION    ---------------
                                                                              WAIVED           FEES WAIVED         CLASS A
                                                                         -----------------  -----------------  ---------------
Asset Allocation Fund..................................................      $      66          $      46         $      10
Income Equity Fund.....................................................             --                 --                25
Equity Index Fund......................................................            464                158                22
Value Growth Fund......................................................             78                 --                18
Large Company Value Fund...............................................             --                 --                 5
Disciplined Value Fund.................................................             --                 --                11
Large Company Growth Fund..............................................             --                 --                36
Growth Opportunities Fund..............................................             --                 --                14
Gulf South Growth Fund.................................................             30                 28                 9
International Equity Index Fund........................................             --                 --                 5

5.  SECURITIES TRANSACTIONS:

    The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and purchased options) during the period ended December 31, 1996 were as follows (amounts in thousands):

                                                                         U.S. GOVERNMENT
                                                                            SECURITIES             OTHER SECURITIES
                                                                      ----------------------  --------------------------
                                                                       PURCHASES     SALES     PURCHASES       SALES
                                                                      -----------  ---------  ------------  ------------
Asset Allocation Fund...............................................   $  17,321   $   6,947  $     52,429  $     31,714
Income Equity Fund..................................................          --          --        63,522        54,594
Equity Index Fund...................................................          --          --        83,910         3,500
Value Growth Fund...................................................          --          --       199,612       166,459
Large Company Value Fund............................................          --          --       271,824       262,186
Disciplined Value Fund..............................................          --          --       210,332       264,491
Large Company Growth Fund...........................................          --          --       212,874       242,501
Growth Opportunities Fund...........................................          --          --     1,025,460     1,058,950
Gulf South Growth Fund..............................................          --          --        42,504        51,865
International Equity Index Fund.....................................          --          --        45,756        18,110

6.  FINANCIAL INSTRUMENTS:

    Investing in financial instruments such as written options, futures and sales of forward foreign currency contracts involves risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of currency relative to the U.S. dollar. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuations in the value of securities.

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                      DECEMBER  31, 1996
(Unaudited)

    The following is a summary of written option activity for the period ended December 31, 1996 by the Large Company Value Fund (amounts in thousands):

                                                                                           SHARES SUBJECT
                                                                                             TO CONTRACT        PREMIUMS
                                                                                        ---------------------  -----------
COVERED CALL OPTIONS
--------------------------------------------------------------------------------------
  Balance at beginning of period......................................................              590         $   1,273
  Options written.....................................................................            1,093             3,185
  Options closed......................................................................             (910)           (2,377)
  Options expired.....................................................................             (289)             (324)
  Options exercised...................................................................             (484)           (1,757)
                                                                                                  -----        -----------
  Options outstanding at end of period................................................               --         $      --
                                                                                                  -----        -----------
                                                                                                  -----        -----------

PUT OPTIONS
--------------------------------------------------------------------------------------
  Balance at beginning of period......................................................               90         $      --
  Options written.....................................................................              125               345
  Options expired.....................................................................              (85)               --
  Options exercised...................................................................             (130)             (345)
                                                                                                  -----        -----------
  Options outstanding at end of period................................................               --         $      --
                                                                                                  -----        -----------
                                                                                                  -----        -----------

7.  CONCENTRATION OF CREDIT RISK:

    The Gulf South Growth Fund has a relatively large concentration of securities invested in companies domiciled in the Southeastern region of the United States. The Fund may be more susceptible to political, social and economic events adversely affecting the Southeastern region of the United States than funds not so concentrated.

    The International Equity Index Fund has a relatively large concentration of securities invested in companies domiciled in Japan. The Fund may be more susceptible to the political, social and economic events adversely affecting the Japanese companies than funds not so concentrated.

8.  REORGANIZATIONS:

    The Trust entered an Agreement and Plan of Reorganization ("Reorganization") with Paragon pursuant to which all of the assets and liabilities of each Paragon Fund transferred to a Fund of The One Group in exchange for shares of the corresponding Fund of The One Group. The Paragon Value Equity Income Fund transferred its assets and liabilities to the Income Equity Fund. The Paragon Value Growth Fund and the Paragon Gulf South Growth Fund transferred their assets and liabilities to the Value Growth Fund and Gulf South Growth Fund, respectively. The Reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                      DECEMBER  31, 1996
(Unaudited)

   completed on March 25, 1996 following approval by shareholders of Paragon at a special shareholder meeting. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the Reorganization (amounts in thousands except net asset values):

                                                                          BEFORE REORGANIZATION            AFTER
                                                                      ------------------------------  REORGANIZATION
                                                                      PARAGON VALUE                   ---------------
                                                                      EQUITY INCOME   INCOME EQUITY    INCOME EQUITY
                                                                           FUND            FUND            FUND
                                                                      --------------  --------------  ---------------
Shares..............................................................         8,993          13,779           21,674
Net assets..........................................................    $  136,786      $  238,679      $   375,465
Net asset value:
  Fiduciary.........................................................                    $    17.33      $     17.33
  Class A...........................................................    $    15.21      $    17.30      $     17.30
  Class B...........................................................    $    15.20      $    17.33      $     17.33
Unrealized appreciation.............................................    $   41,324      $   71,670      $   112,994

                                                                                                           AFTER
                                                                           BEFORE REORGANIZATION      REORGANIZATION
                                                                       -----------------------------  ---------------
                                                                       PARAGON VALUE   VALUE GROWTH    VALUE GROWTH
                                                                        GROWTH FUND        FUND            FUND
                                                                       --------------  -------------  ---------------
Shares...............................................................        14,849              --          22,657
Net assets...........................................................    $  226,567              --     $   226,567
Net asset value:
  Fiduciary..........................................................                                   $     10.00
  Class A............................................................    $    15.26                     $     10.00*
  Class B............................................................    $    15.21                     $     10.00*
Unrealized appreciation..............................................    $   48,859              --     $    48,859

                                                                            BEFORE REORGANIZATION           AFTER
                                                                         ----------------------------  REORGANIZATION
                                                                         PARAGON GULF                  ---------------
                                                                             SOUTH       GULF SOUTH      GULF SOUTH
                                                                          GROWTH FUND    GROWTH FUND     GROWTH FUND
                                                                         -------------  -------------  ---------------
Shares.................................................................         6,379             --          10,012
Net assets.............................................................   $   100,116             --     $   100,116
Net asset value:
  Fiduciary............................................................                                  $     10.00
  Class A..............................................................   $     15.70                    $     10.00**
  Class B..............................................................   $     15.48                    $     10.00**
Unrealized appreciation................................................   $    19,678             --     $    19,678

---------

        *  Pursuant to its reorganization as a Fund of the One Group, the Fund issued additional shares at the close of business March 25, 1996 as a result of the restatement of the net asset values of
           Class A Shares from $15.26 to $10.00 and Class B Shares from $15.21 to $10.00.

       **  Pursuant to its reorganization as a Fund of the One Group, the Fund issued additional shares at the close of business March 25, 1996 as a result of the restatement of the net asset values of
           Class A Shares from $15.70 to $10.00 and Class B Shares from $15.48 to $10.00.

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                      DECEMBER  31, 1996
(Unaudited)

           On May 22, 1995, the Board of Trustees approved a Plan of Reorganization pursuant to which the
           Blue Chip Equity Fund would be merged with and into the Large Company Growth Fund. On September
           1, 1995, the Blue Chip Equity Fund transferred all of its assets and liabilities to the Large
           Company Growth Fund in exchange for shares of the Large Company Growth Fund. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was approved by the shareholders of the Blue Chip Equity Fund, at a shareholders' meeting on August
           28, 1995. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization (amounts in thousands except net asset values):

                                                                                                             AFTER
                                                                             BEFORE REORGANIZATION      REORGANIZATION
                                                                         -----------------------------  ---------------
                                                                          BLUE CHIP        LARGE             LARGE
                                                                           EQUITY         COMPANY           COMPANY
                                                                            FUND        GROWTH FUND       GROWTH FUND
                                                                         -----------  ----------------  ---------------
Shares.................................................................       2,777           44,457           47,130
Net assets.............................................................   $  36,983     $    614,499      $   651,482
Net asset value:
  Fiduciary............................................................   $   13.32     $      13.80      $     13.80
  Class A..............................................................   $   13.30     $      14.17      $     14.17
  Class B..............................................................   $   13.37     $      13.96      $     13.96
Unrealized appreciation................................................   $   7,227     $     86,413      $    93,640

9.  SUBSEQUENT EVENT:

    Subsequent to December 31, 1996 net assets of certain common trust funds managed by the Adviser were exchanged in a tax-free conversion for shares of the corresponding One Group Funds as follows:

FUND NAME                                                                             AMOUNT CONVERTED (IN THOUSANDS)
-----------------------------------------------------------------------------------  ----------------------------------
One Group Large Company Value......................................................             $     63,140
One Group Disciplined Value........................................................                   48,248
One Group Asset Allocation.........................................................                   37,016
One Group Large Company Growth.....................................................                  289,366
One Group Income Equity............................................................                  283,367

CONTINUED

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               ASSET ALLOCATION FUND
                                      -----------------------------------------------------------------------
                                                                 FIDUCIARY SHARES
                                      -----------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                         YEAR ENDED JUNE 30,
                                       DECEMBER      --------------------------------------------------------
                                       31, 1996         1996           1995           1994         1993 (A)
                                      -----------    -----------    -----------    -----------    -----------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  11.71       $     10.73    $      9.64    $     10.06    $  10.00
                                      -----------    -----------    -----------    -----------    -----------
Investment Activities
  Net investment income............       0.22              0.41           0.38           0.29        0.07
  Net realized and unrealized gains
    (losses) from investments......       0.66              1.16           1.12          (0.38)       0.06
                                      -----------    -----------    -----------    -----------    -----------
    Total from Investment
      Activities...................       0.88              1.57           1.50          (0.09)       0.13
                                      -----------    -----------    -----------    -----------    -----------
Distributions
  From net investment income.......      (0.22)            (0.41)         (0.37)         (0.29)      (0.07)
  From net realized gains..........      (0.54)            (0.18)         (0.04)         (0.04)         --
                                      -----------    -----------    -----------    -----------    -----------
    Total Distributions............      (0.76)            (0.59)         (0.41)         (0.33)      (0.07)
                                      -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE,
  END OF PERIOD....................   $  11.83       $     11.71    $     10.73    $      9.64    $  10.06
                                      -----------    -----------    -----------    -----------    -----------
                                      -----------    -----------    -----------    -----------    -----------
Total Return.......................       7.70%(b)         14.87%         16.06%         (1.01)%      5.45%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $ 68,799       $    50,323    $    37,658    $    42,751    $ 30,441
  Ratio of expenses to average net
    assets.........................       0.80%(c)          0.94%          1.06%          1.06%       0.90%(c)
  Ratio of net investment income to
    average net assets.............       3.66%(c)          3.58%          3.72%          2.91%       3.03%(c)
  Ratio of expenses to average net
    assets*........................       1.02%(c)          1.19%          1.31%          1.33%       1.34%(c)
  Ratio of net investment income to
    average net assets*............       3.44%(c)          3.33%          3.47%          2.64%       2.59%(c)
  Portfolio turnover (d)...........      41.11%            73.38%        115.36%         56.55%       4.05%
  Average commission rate paid
    (e)............................   $ 0.0491       $    0.0616

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Fiduciary Shares commenced offering on April 5, 1993.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               ASSET ALLOCATION FUND
                                      -----------------------------------------------------------------------
                                                                  CLASS A SHARES
                                      -----------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                         YEAR ENDED JUNE 30,
                                       DECEMBER      --------------------------------------------------------
                                       31, 1996         1996           1995           1994         1993 (A)
                                      -----------    -----------    -----------    -----------    -----------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  11.72       $     10.74    $      9.65    $     10.06    $  10.00
                                      -----------    -----------    -----------    -----------    -----------
Investment Activities
  Net investment income............       0.20              0.37           0.35           0.27        0.05
  Net realized and unrealized gains
    (losses) from investments......       0.66              1.16           1.13          (0.38)       0.07
                                      -----------    -----------    -----------    -----------    -----------
    Total from Investment
      Activities...................       0.86              1.53           1.48          (0.11)       0.12
                                      -----------    -----------    -----------    -----------    -----------
Distributions
  From net investment income.......      (0.20)            (0.37)         (0.34)         (0.26)      (0.06)
  In excess of net investment
    income.........................         --                --          (0.01)            --          --
  From net realized gains..........      (0.54)            (0.18)         (0.04)         (0.04)         --
                                      -----------    -----------    -----------    -----------    -----------
    Total Distributions............      (0.74)            (0.55)         (0.39)         (0.30)      (0.06)
                                      -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE,
  END OF PERIOD....................   $  11.84       $     11.72    $     10.74    $      9.65    $  10.06
                                      -----------    -----------    -----------    -----------    -----------
                                      -----------    -----------    -----------    -----------    -----------
Total Return (Excludes Sales
  Charge)..........................       7.47%(b)         14.48%         15.76%         (1.19)%      5.23%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $ 22,455       $    17,849    $     4,745    $     1,691    $    571
  Ratio of expenses to average net
    assets.........................       1.05%(c)          1.19%          1.31%          1.33%       1.15%(c)
  Ratio of net investment income to
    average net assets.............       3.42%(c)          3.33%          3.57%          2.68%       2.84%(c)
  Ratio of expenses to average net
    assets*........................       1.37%(c)          1.54%          1.66%          1.67%       1.62%(c)
  Ratio of net investment income to
    average net assets*............       3.10%(c)          2.98%          3.23%          2.34%       2.37%(c)
  Portfolio turnover (d)...........      41.11%            73.38%        115.36%         56.55%       4.05%
  Average commission rate paid
    (e)............................   $ 0.0491       $    0.0616

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  The Fund commenced operations on April 2, 1993.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                       ASSET ALLOCATION FUND
                                      --------------------------------------------------------
                                                           CLASS B SHARES
                                      --------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                  YEAR ENDED JUNE 30,
                                       DECEMBER      -----------------------------------------
                                       31, 1996         1996           1995         1994 (A)
                                      -----------    -----------    -----------    -----------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  11.76       $     10.76    $      9.67    $  10.37
                                      -----------    -----------    -----------    -----------
Investment Activities
  Net investment income............       0.15              0.28           0.27        0.08
  Net realized and unrealized gains
    (losses) from investments......       0.67              1.18           1.14       (0.70)
                                      -----------    -----------    -----------    -----------
    Total from Investment
      Activities...................       0.82              1.46           1.41       (0.62)
                                      -----------    -----------    -----------    -----------
Distributions
  From net investment income.......      (0.16)            (0.28)         (0.27)      (0.08)
  In excess of net investment
    income.........................         --                --          (0.01)         --
  From net realized gains..........      (0.54)            (0.18)         (0.04)         --
                                      -----------    -----------    -----------    -----------
    Total Distributions............      (0.70)            (0.46)         (0.32)      (0.08)
                                      -----------    -----------    -----------    -----------
NET ASSET VALUE,
  END OF PERIOD....................   $  11.88       $     11.76    $     10.76    $   9.67
                                      -----------    -----------    -----------    -----------
                                      -----------    -----------    -----------    -----------
Total Return (Excludes Sales
  Charge)..........................       7.04%(b)         13.79%         14.90%      (5.98)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $ 26,608       $    18,575    $     3,019    $  1,862
  Ratio of expenses to average net
    assets.........................       1.80%(c)          1.94%          2.07%       2.40%(c)
  Ratio of net investment income to
    average net assets.............       2.66%(c)          2.58%          2.77%       1.99%(c)
  Ratio of expenses to average net
    assets*........................       2.02%(c)          2.19%          2.31%       2.40%(c)
  Ratio of net investment income to
    average net assets*............       2.44%(c)          2.33%          2.52%       1.99%(c)
  Portfolio turnover (d)...........      41.11%            73.38%        115.36%      56.55%
  Average commission rate paid
    (e)............................   $ 0.0491       $    0.0616

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Class B Shares commenced offering on January 14, 1994.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                              ASSET ALLOCATION
                                                                                                    FUND
                                                                                              -----------------
                                                                                               SERVICE SHARES
                                                                                                     (A)
                                                                                              -----------------
                                                                                               YEAR ENDED JUNE
                                                                                                  30, 1995
                                                                                              -----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD......................................................................      $   9.62
                                                                                                   ------
Investment Activities
  Net investment income....................................................................          0.22
  Net realized and unrealized gains from investments.......................................          1.05
                                                                                                   ------
    Total from Investment Activities.......................................................          1.27
                                                                                                   ------
Distributions
  Net investment income....................................................................         (0.22)
  In excess of net investment income.......................................................         (0.02)
  In excess of net realized gains..........................................................         (0.04)
                                                                                                   ------
    Total Distributions....................................................................         (0.28)
                                                                                                   ------
NET ASSET VALUE,
  END OF PERIOD............................................................................      $  10.61
                                                                                                   ------
                                                                                                   ------
Total Return...............................................................................              (a)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)........................................................      $     --
  Ratio of expenses to average net assets..................................................          1.72%(b)
  Ratio of net investment income to average net assets.....................................          3.06%(b)
  Ratio of expenses to average net assets*.................................................          1.98%(b)
  Ratio of net investment income to average net assets*....................................          2.79%(b)
  Portfolio Turnover (c)...................................................................        115.36%

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  The Service Shares commenced offering on July 15, 1994 when they were designated as Retirement Shares. On
           April 4, 1995, the name ofthe Retirement Shares was changed to Service Shares. As of June 1, 1995, Service
           Shares transferred to Class A Shares, and as of June 30, 1995, there were no shareholders in the Service
           Class. The total return for the period from July 15, 1994 to June 1, 1995 for the Service Shares was
           13.25%.

      (b)  Annualized.

      (c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        INCOME EQUITY FUND
                                      --------------------------------------------------------------------------------------
                                                                         FIDUCIARY SHARES
                                      --------------------------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                                 YEAR ENDED JUNE 30,
                                       DECEMBER      -----------------------------------------------------------------------
                                       31, 1996         1996           1995           1994           1993           1992
                                      -----------    -----------    -----------    -----------    -----------    -----------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  17.65       $     15.13    $     13.22    $     13.21    $     12.24    $     11.35
                                      -----------    -----------    -----------    -----------    -----------    -----------
Investment Activities
  Net investment income............       0.19              0.40           0.40           0.39           0.43           0.49
  Net realized and unrealized gains
    from investments...............       1.20              3.22           2.28           0.01           0.97           0.90
                                      -----------    -----------    -----------    -----------    -----------    -----------
    Total from Investment
      Activities...................       1.39              3.62           2.68           0.40           1.40           1.39
                                      -----------    -----------    -----------    -----------    -----------    -----------
Distributions
  From net investment income.......      (0.19)            (0.40)         (0.40)         (0.39)         (0.43)         (0.50)
  From net realized gains..........      (0.61)            (0.70)         (0.37)            --             --             --
                                      -----------    -----------    -----------    -----------    -----------    -----------
    Total Distributions............      (0.80)            (1.10)         (0.77)         (0.39)         (0.43)         (0.50)
                                      -----------    -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE,
  END OF PERIOD....................   $  18.24       $     17.65    $     15.13    $     13.22    $     13.21    $     12.24
                                      -----------    -----------    -----------    -----------    -----------    -----------
                                      -----------    -----------    -----------    -----------    -----------    -----------
Total Return.......................       7.97%(a)         24.53%         21.04%          3.27%         11.56%         12.36%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $319,259       $   321,827    $   170,919    $   198,787    $   153,144    $   125,050
  Ratio of expenses to average net
    assets.........................       0.97%(b)          0.98%          1.01%          0.98%          0.90%          0.70%
  Ratio of net investment income to
    average net assets.............       2.13%(b)          2.44%          2.85%          3.18%          3.37%          4.12%
  Ratio of expenses to average net
    assets*........................       0.97%(b)          1.01%          1.01%          1.05%          1.07%          1.23%
  Ratio of net investment income to
    average net assets*............       2.13%(b)          2.41%          2.85%          3.11%          3.20%          3.59%
  Portfolio turnover (c)...........      14.12%            14.92%          4.03%         22.69%          7.53%          5.99%
  Average commission rate paid
    (d)............................   $ 0.0668       $    0.0673

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Not annualized.

      (b)  Annualized.

      (c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (d)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        INCOME EQUITY FUND
                                      --------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
                                      --------------------------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                                 YEAR ENDED JUNE 30,
                                       DECEMBER      -----------------------------------------------------------------------
                                       31, 1996         1996           1995           1994           1993         1992 (E)
                                      -----------    -----------    -----------    -----------    -----------    -----------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  17.64       $     15.11    $     13.20    $     13.20    $     12.23    $  12.34
                                      -----------    -----------    -----------    -----------    -----------    -----------
Investment Activities
  Net investment income............       0.17              0.38           0.03           0.36           0.40        0.20
  Net realized and unrealized gains
    (losses) from investments......       1.20              3.20           2.29             --           0.98       (0.10)
                                      -----------    -----------    -----------    -----------    -----------    -----------
    Total from Investment
      Activities...................       1.37              3.58           2.32           0.36           1.38        0.10
                                      -----------    -----------    -----------    -----------    -----------    -----------
Distributions
  From net investment income.......      (0.17)            (0.35)         (0.03)         (0.34)         (0.41)      (0.21)
  In excess of net investment
    income.........................         --                --          (0.01)         (0.02)            --          --
  From net realized gains..........      (0.61)            (0.70)         (0.37)            --             --          --
                                      -----------    -----------    -----------    -----------    -----------    -----------
    Total Distributions............      (0.78)            (1.05)         (0.41)         (0.36)         (0.41)      (0.21)
                                      -----------    -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE,
  END OF PERIOD....................   $  18.23       $     17.64    $     15.11    $     13.20    $     13.20    $  12.23
                                      -----------    -----------    -----------    -----------    -----------    -----------
                                      -----------    -----------    -----------    -----------    -----------    -----------
Total Return (Excludes Sales
  Charge)..........................       7.76%(a)         24.23%         20.79%          2.95%         11.38%       2.16%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $ 54,904       $    44,284    $    13,793    $    12,054    $     9,513    $    118
  Ratio of expenses to average net
    assets.........................       1.23%(b)          1.23%          1.26%          1.23%          1.11%       1.29%(b)
  Ratio of net investment income to
    average net assets.............       1.89%(b)          2.19%          2.61%          3.01%          3.32%       3.97%(b)
  Ratio of expenses to average net
    assets*........................       1.33%(b)          1.36%          1.36%          1.40%          1.43%       1.49%(b)
  Ratio of net investment income to
    average net assets*............       1.79%(b)          2.06%          2.51%          2.84%          3.00%       3.77%(b)
  Portfolio turnover (c)...........      14.12%            14.92%          4.03%         22.69%          7.53%       5.99%
  Average commission rate paid
    (d)............................   $ 0.0668       $    0.0673

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Not annualized.

      (b)  Annualized.

      (c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (d)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

      (e)  Class A Shares commenced offering on February 18, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                         INCOME EQUITY FUND
                                      --------------------------------------------------------
                                                           CLASS B SHARES
                                      --------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                  YEAR ENDED JUNE 30,
                                       DECEMBER      -----------------------------------------
                                       31, 1996         1996           1995         1994 (A)
                                      -----------    -----------    -----------    -----------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  17.68       $     15.14    $     13.23    $  13.83
                                      -----------    -----------    -----------    -----------
Investment Activities
  Net investment income............       0.10              0.24           0.26        0.11
  Net realized and unrealized gains
    (losses) from investments......       1.19              3.23           2.29       (0.60)
                                      -----------    -----------    -----------    -----------
    Total from Investment
      Activities...................       1.29              3.47           2.55       (0.49)
                                      -----------    -----------    -----------    -----------
Distributions
  From net investment income.......      (0.10)            (0.23)         (0.25)      (0.11)
  In excess of net investment
    income.........................         --                --          (0.02)         --
  From net realized gains..........      (0.61)            (0.70)         (0.37)         --
                                      -----------    -----------    -----------    -----------
    Total Distributions............      (0.71)            (0.93)         (0.64)      (0.11)
                                      -----------    -----------    -----------    -----------
NET ASSET VALUE,
  END OF PERIOD....................   $  18.26       $     17.68    $     15.14    $  13.23
                                      -----------    -----------    -----------    -----------
                                      -----------    -----------    -----------    -----------
Total Return (Excludes Sales
  Charge)..........................       7.31%(b)         23.41%         19.91%      (3.37)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $ 45,771       $    29,169    $     3,468    $  1,714
  Ratio of expenses to average net
    assets.........................       1.98%(c)          1.98%          2.01%       1.95%(c)
  Ratio of net investment income to
    average net assets.............       1.14%(c)          1.44%          1.88%       2.70%(c)
  Ratio of expenses to average net
    assets*........................       1.98%(c)          2.01%          2.02%       1.95%(c)
  Ratio of net investment income to
    average net assets*............       1.14%(c)          1.41%          1.87%       2.70%(c)
  Portfolio turnover (d)...........      14.12%            14.92%          4.03%      22.69%
  Average commission rate paid
    (e)............................   $ 0.0668       $    0.0673

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Class B Shares commenced offering on January 14, 1994.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        EQUITY INDEX FUND
                                      --------------------------------------------------------------------------------------
                                                                         FIDUCIARY SHARES
                                      --------------------------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                                 YEAR ENDED JUNE 30,
                                       DECEMBER      -----------------------------------------------------------------------
                                       31, 1996         1996           1995           1994           1993         1992 (E)
                                      -----------    -----------    -----------    -----------    -----------    -----------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  16.66       $     14.03    $     11.59    $     11.92    $     10.92    $  10.00
                                      -----------    -----------    -----------    -----------    -----------    -----------
Investment Activities
  Net investment income............       0.18              0.33           0.32           0.29           0.30        0.26
  Net realized and unrealized gains
    (losses) from investments......       1.74              3.16           2.59          (0.20)          1.13        0.95
                                      -----------    -----------    -----------    -----------    -----------    -----------
    Total from Investment
      Activities...................       1.92              3.49           2.91           0.09           1.43        1.21
                                      -----------    -----------    -----------    -----------    -----------    -----------
Distributions
  From net investment income.......      (0.18)            (0.33)         (0.29)         (0.29)         (0.30)      (0.26)
  In excess of net investment
    income.........................         --             (0.01)         (0.02)         (0.04)            --          --
  From net realized gains..........      (0.15)            (0.52)         (0.16)         (0.09)         (0.13)      (0.03)
                                      -----------    -----------    -----------    -----------    -----------    -----------
    Total Distributions............      (0.33)            (0.86)         (0.47)         (0.42)         (0.43)      (0.29)
                                      -----------    -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE,
  END OF PERIOD....................   $  18.25       $     16.66    $     14.03    $     11.59    $     11.92    $  10.92
                                      -----------    -----------    -----------    -----------    -----------    -----------
                                      -----------    -----------    -----------    -----------    -----------    -----------
Total Return.......................      11.55%(a)         25.47%         25.79%          0.63%         13.04%      12.14%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $398,706       $   321,058    $   234,895    $   165,370    $    96,446    $ 62,150
  Ratio of expenses to average net
    assets.........................       0.28%(b)          0.30%          0.33%          0.46%          0.50%       0.73%(b)
  Ratio of net investment income to
    average net assets.............       2.06%(b)          2.18%          2.57%          2.44%          2.46%       2.43%(b)
  Ratio of expenses to average net
    assets*........................       0.55%(b)          0.59%          0.66%          0.59%          0.87%       1.16%(b)
  Ratio of net investment income to
    average net assets*............       1.79%(b)          1.89%          2.24%          2.31%          2.09%       2.00%(b)
  Portfolio turnover (c)...........       0.80%             9.08%          2.71%         11.81%          2.71%      21.90%
  Average commission rate paid
    (d)............................   $ 0.0439       $    0.0490

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Not annualized.

      (b)  Annualized.

      (c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (d)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

      (e)  The Fund commenced operations on July 2, 1991.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        EQUITY INDEX FUND
                                      --------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
                                      --------------------------------------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                                 YEAR ENDED JUNE 30,
                                       DECEMBER      -----------------------------------------------------------------------
                                       31, 1996         1996           1995           1994           1993         1992 (E)
                                      -----------    -----------    -----------    -----------    -----------    -----------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  16.67       $     14.02    $     11.59    $     11.91    $     10.92    $  10.94
                                      -----------    -----------    -----------    -----------    -----------    -----------
Investment Activities
  Net investment income............       0.15              0.27           0.29           0.28           0.30        0.08
  Net realized and unrealized gains
    (losses) from investments......       1.73              3.18           2.58          (0.20)          1.10          --
                                      -----------    -----------    -----------    -----------    -----------    -----------
    Total from Investment
      Activities...................       1.88              3.45           2.87           0.08           1.40        0.08
                                      -----------    -----------    -----------    -----------    -----------    -----------
Distributions
  From net investment income.......      (0.15)            (0.27)         (0.28)         (0.27)         (0.28)      (0.10)
  In excess of net investment
    income.........................         --             (0.01)            --          (0.04)            --          --
  From net realized gains..........      (0.15)            (0.52)         (0.16)         (0.09)         (0.13)         --
                                      -----------    -----------    -----------    -----------    -----------    -----------
    Total Distributions............      (0.30)            (0.80)         (0.44)         (0.40)         (0.41)      (0.10)
                                      -----------    -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE,
  END OF PERIOD....................   $  18.25       $     16.67    $     14.02    $     11.59    $     11.91    $  10.92
                                      -----------    -----------    -----------    -----------    -----------    -----------
                                      -----------    -----------    -----------    -----------    -----------    -----------
Total Return (Excludes Sales
  Charge)..........................      11.33%(a)         25.16%         25.43%          0.56%         12.75%       1.32%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $ 54,186       $    32,186    $     3,003    $     1,416    $       512    $      5
  Ratio of expenses to average net
    assets.........................       0.53%(b)          0.55%          0.56%          0.62%          0.52%       1.09%(b)
  Ratio of net investment income to
    average net assets.............       1.82%(b)          1.93%          2.38%          2.37%          2.51%       1.97%(b)
  Ratio of expenses to average net
    assets*........................       0.90%(b)          0.94%          1.01%          0.94%          0.99%       1.27%(b)
  Ratio of net investment income to
    average net assets*............       1.45%(b)          1.54%          1.94%          2.05%          2.04%       1.79%(b)
  Portfolio turnover (c)...........       0.80%             9.08%          2.71%         11.81%          2.71%      21.90%
  Average commission rate paid
    (d)............................   $ 0.0439       $    0.0490

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Not annualized.

      (b)  Annualized.

      (c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (d)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

      (e)  Class A Shares commenced offering on February 18, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                         EQUITY INDEX FUND
                                      --------------------------------------------------------
                                                           CLASS B SHARES
                                      --------------------------------------------------------
                                      SIX MONTHS
                                         ENDED                  YEAR ENDED JUNE 30,
                                       DECEMBER      -----------------------------------------
                                       31, 1996         1996           1995         1994 (A)
                                      -----------    -----------    -----------    -----------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  16.68       $     14.05    $     11.61    $  12.39
                                      -----------    -----------    -----------    -----------
Investment Activities
  Net investment income............       0.09              0.16           0.18        0.09
  Net realized and unrealized gains
    (losses) from investments......       1.74              3.16           2.61       (0.78)
                                      -----------    -----------    -----------    -----------
    Total from Investment
      Activities...................       1.83              3.32           2.79       (0.69)
                                      -----------    -----------    -----------    -----------
Distributions
  From net investment income.......      (0.10)            (0.16)         (0.19)      (0.09)
  In excess of net investment
    income.........................         --             (0.01)            --          --
  From net realized gains..........      (0.15)            (0.52)         (0.16)         --
                                      -----------    -----------    -----------    -----------
    Total Distributions............      (0.25)            (0.69)         (0.35)      (0.09)
                                      -----------    -----------    -----------    -----------
NET ASSET VALUE,
  END OF PERIOD....................   $  18.26       $     16.68    $     14.05    $  11.61
                                      -----------    -----------    -----------    -----------
                                      -----------    -----------    -----------    -----------
Total Return (Excludes Sales
  Charge)..........................      10.97%(b)         24.05%         24.58%      (5.57)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $ 83,311       $    38,538    $     1,408    $    248
  Ratio of expenses to average net
    assets.........................       1.28%(c)          1.30%          1.34%       1.10%(c)
  Ratio of net investment income to
    average net assets.............       1.07%(c)          1.18%          1.60%       2.08%(c)
  Ratio of expenses to average net
    assets*........................       1.55%(c)          1.59%          1.67%       1.15%(c)
  Ratio of net investment income to
    average net assets*............       0.80%(c)          0.89%          1.27%       2.03%(c)
  Portfolio turnover (d)...........       0.80%             9.08%          2.71%      11.81%
  Average commission rate paid
    (e)............................   $ 0.0439       $    0.0490

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Class B Shares commenced offering on January 14, 1994.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                           EQUITY INDEX FUND
                                                     ------------------------------
                                                           SERVICE SHARES (A)
                                                     ------------------------------
                                                          YEAR ENDED JUNE 30,
                                                     ------------------------------
                                                         1995             1994
                                                     -------------    -------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.............................     $  11.51         $  12.36
                                                         ------           ------
Investment Activities
  Net investment income...........................         0.13             0.05
  Net realized and unrealized gains (losses) from
    investments...................................         2.36            (0.85)
                                                         ------           ------
    Total from Investment Activities..............         2.49            (0.80)
                                                         ------           ------
Distributions
  Net investment income...........................        (0.19)           (0.05)
  In excess of net investment income..............        (0.01)              --
  Net realized gains..............................        (0.10)              --
  In excess of net realized gains.................        (0.06)              --
                                                         ------           ------
    Total Distributions...........................        (0.36)           (0.05)
                                                         ------           ------
NET ASSET VALUE,
  END OF PERIOD...................................     $  13.64         $  11.51
                                                         ------           ------
                                                         ------           ------
Total Return......................................             (a)         (6.52)%(b)
RATIOS/SUPPLEMENTARY DATA:........................
  Net Assets at end of period (000)...............     $     --         $     11
  Ratio of expenses to average net assets.........         1.01%(c)         1.42%(c)
  Ratio of net investment income to average net
    assets........................................         2.18%(c)         1.83%(c)
  Ratio of expenses to average net assets*........         1.37%(c)         1.69%(c)
  Ratio of net investment income to average net
    assets*.......................................         1.82%(c)         1.56%(c)
  Portfolio Turnover (d)..........................         2.71%           11.81%

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  The Service Shares commenced offering on January 17, 1994 when they were designated as Retirement Shares.
           On April 4, 1995, the name ofthe Retirement Shares was changed to Service Shares. As of June 1, 1995,
           Service Shares transferred to Class A Shares, and as of June 30, 1995, there were no shareholders in the
           Service Class. The return for the period from July 1, 1994 to June 1, 1995 for the Service Shares was
           22.83%.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                     VALUE GROWTH FUND
                                           --------------------------------------
                                                      FIDUCIARY SHARES
                                           --------------------------------------
                                           SIX MONTHS ENDED     MARCH 26, 1996 TO
                                           DECEMBER 31, 1996    JUNE 30, 1996 (A)
                                           -----------------    -----------------
                                              (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...................        $  10.39             $  10.00
                                                --------             --------
Investment Activities
  Net investment income.................            0.06                 0.03
  Net realized and unrealized gains from
    investments.........................            1.01                 0.39
                                                --------             --------
    Total from Investment Activities....            1.07                 0.42
                                                --------             --------
Distributions
  From net investment income............           (0.06)               (0.03)
  From net realized gains...............           (1.73)                  --
                                                --------             --------
    Total Distributions.................           (1.79)               (0.03)
                                                --------             --------
NET ASSET VALUE,
  END OF PERIOD.........................        $   9.67             $  10.39
                                                --------             --------
                                                --------             --------
Total Return............................           10.37%(c)            10.48%(b)(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....        $239,257             $191,212
  Ratio of expenses to average net
    assets..............................            0.96%(d)             0.95%(d)
  Ratio of net investment income to
    average net assets..................            1.20%(d)             1.13%(d)
  Ratio of expenses to average net
    assets*.............................            1.02%(d)             1.04%(d)
  Ratio of net investment income to
    average net assets*.................            1.14%(d)             1.04%(d)
  Portfolio turnover (e)................           73.60%               65.21%
  Average commission rate paid (f)......        $ 0.0438             $ 0.0373

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Period from date reorganized as a fund of The One Group.

      (b)  Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Fiduciary Shares for the period from March 26, 1996 through June 30, 1996

      (c)  Not annualized.

      (d)  Annualized.

      (e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (f)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     VALUE GROWTH FUND
                                      --------------------------------------------------------------------------------
                                                                       CLASS A SHARES
                                      --------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED          SEVEN MONTHS               YEAR ENDED NOVEMBER 30,
                                       DECEMBER 31,     ENDED JUNE 30,    --------------------------------------------
                                           1996            1996 (A)           1995            1994            1993
                                      --------------    --------------    ------------    ------------    ------------
                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............     $  10.39          $  11.15        $       9.00    $      10.02    $       9.42
                                         -------           -------        ------------    ------------    ------------
Investment Activities
  Net investment income............         0.05              0.94                0.12            0.13            0.11
  Net realized and unrealized gains
    (losses) from investments......         1.00              0.08                2.44           (0.56)           0.83
                                         -------           -------        ------------    ------------    ------------
    Total from Investment
      Activities...................         1.05              1.02                2.56           (0.43)           0.94
                                         -------           -------        ------------    ------------    ------------
Distributions
  From net investment income.......        (0.05)            (0.94)              (0.12)          (0.14)          (0.12)
  In excess of net investment
    income.........................           --             (0.01)                 --              --              --
  From net realized gains..........        (1.73)            (0.83)              (0.29)          (0.45)          (0.22)
                                         -------           -------        ------------    ------------    ------------
    Total Distributions............        (1.78)            (1.78)              (0.41)          (0.59)          (0.34)
                                         -------           -------        ------------    ------------    ------------
NET ASSET VALUE,
  END OF PERIOD....................     $   9.66          $  10.39        $      11.15    $       9.00    $      10.02
                                         -------           -------        ------------    ------------    ------------
                                         -------           -------        ------------    ------------    ------------
Total Return (Excludes Sales
  Charge)..........................        10.12%(b)         10.40%(b)           29.57%          (4.32)%         10.13%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................     $ 38,790          $ 35,984        $    217,978    $    173,198    $    171,141
  Ratio of expenses to average net
    assets.........................         1.21%(c)          0.97%(c)            0.95%           0.96%           0.96%
  Ratio of net investment income to
    average net assets.............         0.95%(c)          0.85%(c)            1.25%           1.34%           1.21%
  Ratio of expenses to average net
    assets*........................         1.37%(c)          1.05%(c)            0.95%           0.96%           0.96%
  Ratio of net investment income to
    average net assets*............         0.79%(c)          0.77%(c)            1.25%           1.34%           1.21%
  Portfolio turnover (d)...........        73.60%            65.21%              77.00%          53.00%          66.00%
  Average commission rate paid
    (e)............................     $ 0.0438          $ 0.0373

                                         1992
                                     ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD..............  $       7.80
                                     ------------
Investment Activities
  Net investment income............          0.11
  Net realized and unrealized gains
    (losses) from investments......          1.75
                                     ------------
    Total from Investment
      Activities...................          1.86
                                     ------------
Distributions
  From net investment income.......         (0.10)
  In excess of net investment
    income.........................            --
  From net realized gains..........         (0.14)
                                     ------------
    Total Distributions............         (0.24)
                                     ------------
NET ASSET VALUE,
  END OF PERIOD....................  $       9.42
                                     ------------
                                     ------------
Total Return (Excludes Sales
  Charge)..........................         24.27%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................  $    133,614
  Ratio of expenses to average net
    assets.........................          0.97%
  Ratio of net investment income to
    average net assets.............          1.25%
  Ratio of expenses to average net
    assets*........................          0.97%
  Ratio of net investment income to
    average net assets*............          1.25%
  Portfolio turnover (d)...........         43.00%
  Average commission rate paid
    (e)............................

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Upon reorganizing as a fund of The One Group, the Paragon Value Growth Fund became the Value Growth Fund.
           Financial highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.26 to 10.00 effective March 26, 1996.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  VALUE GROWTH FUND
                                      -------------------------------------------------------------------------
                                                                   CLASS B SHARES
                                      -------------------------------------------------------------------------
                                       SIX MONTHS         SEVEN MONTHS                            SEPTEMBER 9,
                                          ENDED               ENDED            YEAR ENDED            1994 TO
                                      DECEMBER 31,          JUNE 30,          NOVEMBER 30,        NOVEMBER 30,
                                          1996              1996 (A)              1995              1994 (B)
                                      -------------       -------------       -------------       -------------
                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............       $     10.39         $     11.16         $      9.01         $      9.85
                                      -------------       -------------                ------              ------
Investment Activities
  Net investment income............              0.01                0.91                0.05                0.02
  Net realized and unrealized gains
    (losses) from investments......              0.99                0.07                2.46               (0.84)
                                      -------------       -------------                ------              ------
    Total from Investment
      Activities...................              1.00                0.98                2.51               (0.82)
                                      -------------       -------------                ------              ------
Distributions
  From net investment income.......             (0.01)              (0.91)              (0.07)              (0.02)
  In excess of net investment
    income.........................                --               (0.01)                 --                  --
  From net realized gains..........             (1.73)              (0.83)              (0.29)                 --
                                      -------------       -------------                ------              ------
    Total Distributions............             (1.74)              (1.75)              (0.36)              (0.02)
                                      -------------       -------------                ------              ------
NET ASSET VALUE,
  END OF PERIOD....................       $      9.65         $     10.39         $     11.16         $      9.01
                                      -------------       -------------                ------              ------
                                      -------------       -------------                ------              ------
Total Return (Excludes Sales
  Charge)..........................              9.70%(c)            9.96%(c)           28.74%              (8.31)%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................       $     6,638         $     4,673         $     2,923         $       412
  Ratio of expenses to average net
    assets.........................              2.09%(d)            1.86%(d)            1.70%               1.71%(d)
  Ratio of net investment income to
    average net assets.............              0.21%(d)            0.13%(d)            0.38%               0.76%(d)
  Ratio of expenses to average net
    assets*........................              2.16%(d)            1.94%(d)            1.70%               1.71%(d)
  Ratio of net investment income to
    average net assets*............              0.14%(d)            0.05%(d)            0.38%               0.76%(d)
  Portfolio turnover (d)...........             73.60%              65.21%              77.00%              53.00%
  Average commission rate paid
    (e)............................       $    0.0438         $    0.0373

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Upon reorganizing as a fund of The One Group, the Paragon Value Growth Fund became the Value Growth Fund.
           Financial highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.21 to 10.00 effective March 26, 1996.

      (b)  Class B Shares commenced offering September 9, 1994.

      (c)  Not annualized.

      (d)  Annualized.

      (e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (f)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              LARGE COMPANY VALUE FUND
                                      -------------------------------------------------------------------------
                                                                  FIDUCIARY SHARES
                                      -------------------------------------------------------------------------
                                       SIX MONTHS
                                          ENDED                          YEAR ENDED JUNE 30,
                                      DECEMBER 31,     --------------------------------------------------------
                                          1996           1996        1995        1994        1993        1992
                                      -------------    --------    --------    --------    --------    --------
                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............      $ 12.83       $  12.87    $  11.34    $  11.64    $  11.34    $  10.07
                                      -------------    --------    --------    --------    --------    --------
Investment Activities
  Net investment income............         0.13           0.31        0.31        0.20        0.18        0.21
  Net realized and unrealized gains
    (losses) from investments......         1.21           1.20        2.18       (0.01)       0.58        1.34
                                      -------------    --------    --------    --------    --------    --------
    Total from Investment
      Activities...................         1.34           1.51        2.49        0.19        0.76        1.55
                                      -------------    --------    --------    --------    --------    --------
Distributions
  From net investment income.......        (0.13)         (0.31)      (0.32)      (0.19)      (0.18)      (0.21)
  From net realized gains..........        (1.06)         (1.24)      (0.64)      (0.30)      (0.28)      (0.07)
                                      -------------    --------    --------    --------    --------    --------
    Total Distributions............        (1.19)         (1.55)      (0.96)      (0.49)      (0.46)      (0.28)
                                      -------------    --------    --------    --------    --------    --------
NET ASSET VALUE,
  END OF PERIOD....................      $ 12.98       $  12.83    $  12.87    $  11.34    $  11.64    $  11.34
                                      -------------    --------    --------    --------    --------    --------
                                      -------------    --------    --------    --------    --------    --------
Total Return.......................        10.50%(a)      12.71%      23.42%       1.59%       6.73%      15.53%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................      $610,420      $584,527    $365,376    $169,127    $132,833    $ 62,075
  Ratio of expenses to average net
    assets.........................         0.96%(b)       0.97%       1.00%       0.95%       0.86%       0.82%
  Ratio of net investment income to
    average net assets.............         2.06%(b)       2.43%       2.74%       1.72%       1.62%       1.91%
  Ratio of expenses to average net
    assets*........................         0.96%(b)       0.98%       1.01%       1.02%       1.12%       1.34%
  Ratio of net investment income to
    average net assets*............         2.06%(b)       2.42%       2.73%       1.65%       1.36%       1.39%
  Portfolio turnover (c)...........        38.86%        186.84%     203.13%     111.72%      51.75%      55.90%
  Average commission rate paid
    (d)............................      $0.0580       $ 0.0415

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Not annualized.

      (b)  Annualized.

      (c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (d)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                LARGE COMPANY VALUE FUND
                                      ----------------------------------------------------------------------------
                                                                     CLASS A SHARES
                                      ----------------------------------------------------------------------------
                                       SIX MONTHS
                                          ENDED                            YEAR ENDED JUNE 30,
                                      DECEMBER 31,     -----------------------------------------------------------
                                          1996           1996        1995        1994        1993       1992 (E)
                                      -------------    --------    --------    --------    --------    -----------
                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............      $ 12.87       $  12.89    $  11.34    $  11.64    $  11.33    $ 11.42
                                      -------------    --------    --------    --------    --------    -----------
Investment Activities
  Net investment income............         0.11           0.27        0.28        0.17        0.16       0.07
  Net realized and unrealized gains
    (losses) from investments......         1.22           1.22        2.20       (0.01)       0.59      (0.08)
                                      -------------    --------    --------    --------    --------    -----------
  Total from Investment
    Activities.....................         1.33           1.49        2.48        0.16        0.75      (0.01)
                                      -------------    --------    --------    --------    --------    -----------
Distributions
  From net investment income.......        (0.12)         (0.27)      (0.27)      (0.16)      (0.16)     (0.08)
  In excess of net investment
    income.........................           --             --       (0.02)         --          --         --
  From net realized gains..........        (1.06)         (1.24)      (0.64)      (0.30)      (0.28)        --
                                      -------------    --------    --------    --------    --------    -----------
    Total Distributions............        (1.18)         (1.51)      (0.93)      (0.46)      (0.44)     (0.08)
                                      -------------    --------    --------    --------    --------    -----------
NET ASSET VALUE,
  END OF PERIOD....................      $ 13.02       $  12.87    $  12.89    $  11.34    $  11.64    $ 11.33
                                      -------------    --------    --------    --------    --------    -----------
                                      -------------    --------    --------    --------    --------    -----------
Total Return (Excludes Sales
 Charge)...........................        10.36%(a)      12.40%      22.64%       1.35%       6.64%     (0.33)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................      $11,929       $  9,380    $  3,481    $    698    $    451    $    12
  Ratio of expenses to average net
    assets.........................         1.21%(b)       1.22%       1.25%       1.20%       1.10%      1.02%(b)
  Ratio of net investment income to
    average net assets.............         1.79%(b)       2.18%       2.52%       1.57%       1.41%      2.12%(b)
  Ratio of expenses to average net
    assets*........................         1.31%(b)       1.33%       1.37%       1.37%       1.50%      1.22%(b)
  Ratio of net investment income to
    average net assets*............         1.69%(b)       2.07%       2.41%       1.40%       1.01%      1.92%(b)
  Portfolio turnover (c)...........        38.86%        186.84%     203.13%     111.72%      51.75%     55.90%
  Average commission rate paid
    (d)............................      $0.0580       $ 0.0415

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Not annualized.

      (b)  Annualized.

      (c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (d)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

      (e)  Class A Shares commenced offering on February 18, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                  LARGE COMPANY VALUE FUND
                                      -------------------------------------------------
                                                       CLASS B SHARES
                                      -------------------------------------------------
                                      SIX MONTHS
                                        ENDED               YEAR ENDED JUNE 30,
                                       DECEMBER     -----------------------------------
                                       31, 1996       1996        1995       1994 (A)
                                      ----------    --------    --------    -----------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $ 12.98       $  12.96    $  11.41    $     11.87
                                      ----------    --------    --------    -----------
Investment Activities
  Net investment income............      0.07           0.18        0.17           0.05
  Net realized and unrealized gains
    (losses) from investments......      1.21           1.26        2.19          (0.46)
                                      ----------    --------    --------    -----------
    Total from Investment
      Activities...................      1.28           1.44        2.36          (0.41)
                                      ----------    --------    --------    -----------
Distributions
  From net investment income.......     (0.08)         (0.18)      (0.17)         (0.05)
  From net realized gains..........     (1.06)         (1.24)      (0.64)            --
                                      ----------    --------    --------    -----------
    Total Distributions............     (1.14)         (1.42)      (0.81)         (0.05)
                                      ----------    --------    --------    -----------
NET ASSET VALUE,
  END OF PERIOD....................   $ 13.12       $  12.98    $  12.96    $     11.41
                                      ----------    --------    --------    -----------
                                      ----------    --------    --------    -----------
Total Return (Excludes Sales
 Charge)...........................      9.88%(b)      11.95%      22.28%         (3.48)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $ 5,582       $  4,135    $    861    $       182
  Ratio of expenses to average net
    assets.........................      1.96%(c)       1.97%       2.00%          2.00%(c)
  Ratio of net investment income to
    average net assets.............      1.03%(c)       1.43%       1.74%          1.06%(c)
  Ratio of expenses to average net
    assets*........................      1.96%(c)       1.98%       2.01%          2.00%(c)
  Ratio of net investment income to
    average net assets*............      1.03%(c)       1.42%       1.72%          1.06%(c)
  Portfolio turnover (d)...........     38.86%        186.84%     203.13%        111.72%
  Average commission rate paid
    (e)............................   $0.0580       $ 0.0415

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Class B Shares commenced offering on January 14, 1994.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         DISCIPLINED VALUE FUND
                                      --------------------------------------------------------------------------------------------
                                                                            FIDUCIARY SHARES
                                      --------------------------------------------------------------------------------------------
                                       SIX MONTHS
                                         ENDED                                    YEAR ENDED JUNE 30,
                                      DECEMBER 31,    ----------------------------------------------------------------------------
                                          1996            1996            1995            1994            1993            1992
                                      ------------    ------------    ------------    ------------    ------------    ------------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  14.69        $      13.20    $      11.90    $      12.76    $      11.49    $      10.20
                                      ------------    ------------    ------------    ------------    ------------    ------------
Investment Activities
  Net investment income............       0.13                0.29            0.28            0.26            0.28            0.34
  Net realized and unrealized gains
    from investments...............       1.09                2.27            1.57            0.29            1.27            1.29
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Total from Investment
      Activities...................       1.22                2.56            1.85            0.55            1.55            1.63
                                      ------------    ------------    ------------    ------------    ------------    ------------
Distributions
  From net investment income.......      (0.13)              (0.29)          (0.27)          (0.26)          (0.28)          (0.34)
  From net realized gains..........      (1.61)              (0.78)          (0.28)          (1.15)             --              --
                                      ------------    ------------    ------------    ------------    ------------    ------------
    Total Distributions............      (1.74)              (1.07)          (0.55)          (1.41)          (0.28)          (0.34)
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE,
  END OF PERIOD....................   $  14.17        $      14.69    $      13.20    $      11.90    $      12.76    $      11.49
                                      ------------    ------------    ------------    ------------    ------------    ------------
                                      ------------    ------------    ------------    ------------    ------------    ------------
Total Return.......................       8.49%(a)           20.10%          16.03%           4.04%          13.58%          16.24%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $492,215        $    522,474    $    448,530    $    418,238    $    211,785    $    115,234
  Ratio of expenses to average net
    assets.........................       0.98%(b)            0.99%           1.00%           0.93%           0.89%           0.69%
  Ratio of net investment income to
    average net assets.............       1.79%(b)            2.04%           2.21%           2.14%           2.30%           3.17%
  Ratio of expenses to average net
    assets*........................       0.98%(b)            1.00%           1.10%           0.98%           1.08%           1.23%
  Ratio of net investment income to
    average net assets*............       1.79%(b)            2.03%           2.11%           2.09%           2.11%           2.63%
  Portfolio turnover (c)...........      39.44%              90.55%         176.66%          56.33%         108.79%          25.32%
  Average commission rate paid
    (d)............................   $ 0.0594        $     0.0576

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Not annualized.

      (b)  Annualized.
      (c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (d)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         DISCIPLINED VALUE FUND
                                      --------------------------------------------------------------------------------------------
                                                                             CLASS A SHARES
                                      --------------------------------------------------------------------------------------------
                                       SIX MONTHS
                                         ENDED                                    YEAR ENDED JUNE 30,
                                      DECEMBER 31,    ----------------------------------------------------------------------------
                                          1996            1996            1995            1994            1993          1992 (E)
                                      ------------    ------------    ------------    ------------    ------------    ------------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  14.72        $      13.22    $      11.91    $      12.75    $      11.49    $  11.45
                                      ------------    ------------    ------------    ------------          ------      ------
Investment Activities
  Net investment income............       0.11                0.25            0.24            0.24            0.25        0.12
  Net realized and unrealized gains
    from investments...............       1.08                2.28            1.59            0.30            1.26        0.06
                                      ------------    ------------    ------------    ------------          ------      ------
    Total from Investment
      Activities...................       1.19                2.53            1.83            0.54            1.51        0.18
                                      ------------    ------------    ------------    ------------          ------      ------
Distributions
  From net investment income.......      (0.11)              (0.25)          (0.24)          (0.23)          (0.25)      (0.14)
  From net realized gains..........      (1.61)              (0.78)          (0.26)          (1.10)             --          --
  In excess of net realized
    gains..........................         --                  --           (0.02)          (0.05)             --          --
                                      ------------    ------------    ------------    ------------          ------      ------
    Total Distributions............      (1.72)              (1.03)          (0.52)          (1.38)          (0.25)      (0.14)
                                      ------------    ------------    ------------    ------------          ------      ------
NET ASSET VALUE,
  END OF PERIOD....................   $  14.19        $      14.72    $      13.22    $      11.91    $      12.75    $  11.49
                                      ------------    ------------    ------------    ------------          ------      ------
                                      ------------    ------------    ------------    ------------          ------      ------
Total Return (Excludes Sales
  Charge)..........................       8.26%(a)           19.80%          15.43%           3.95%          13.27%       1.56%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $ 22,272        $     20,838    $     13,560    $     10,448    $      3,435    $     35
  Ratio of expenses to average net
    assets.........................       1.23%(b)            1.24%           1.26%           1.18%           1.12%       1.29%(b)
  Ratio of net investment income to
    average net assets.............       1.53%(b)            1.79%           1.99%           2.00%           2.06%       2.43%(b)
  Ratio of expenses to average net
    assets*........................       1.33%(b)            1.35%           1.36%           1.33%           1.46%       1.49%(b)
  Ratio of net investment income to
    average net assets*............       1.43%(b)            1.68%           1.89%           1.85%           1.72%       2.23%(b)
  Portfolio turnover (c)...........      39.44%              90.55%         176.66%          56.33%         108.79%      25.32%
  Average commission rate paid
    (d)............................   $ 0.0594        $     0.0576

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Not annualized.

      (b)  Annualized.

      (c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (d)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

      (e)  Class A Shares commenced offering on February 18, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                         DISCIPLINED VALUE FUND
                                      ------------------------------------------------------------
                                                             CLASS B SHARES
                                      ------------------------------------------------------------
                                       SIX MONTHS
                                         ENDED                    YEAR ENDED JUNE 30,
                                      DECEMBER 31,    --------------------------------------------
                                          1996            1996            1995          1994 (A)
                                      ------------    ------------    ------------    ------------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  14.69        $      13.19    $      11.90    $  12.60
                                      ------------    ------------    ------------      ------
Investment Activities
  Net investment income............       0.06                0.15            0.15        0.07
  Net realized and unrealized gains
    (losses) from investments......       1.08                2.27            1.58       (0.70)
                                      ------------    ------------    ------------      ------
    Total from Investment
      Activities...................       1.14                2.42            1.73       (0.63)
                                      ------------    ------------    ------------      ------
Distributions
  From net investment income.......      (0.06)              (0.14)          (0.15)      (0.06)
  In excess of net investment
    income.........................         --                  --           (0.01)      (0.01)
  From net realized gains..........      (1.61)              (0.78)          (0.28)         --
                                      ------------    ------------    ------------      ------
    Total Distributions............      (1.67)              (0.92)          (0.44)      (0.07)
                                      ------------    ------------    ------------      ------
NET ASSET VALUE,
  END OF PERIOD....................   $  14.16        $      14.69    $      13.19    $  11.90
                                      ------------    ------------    ------------      ------
                                      ------------    ------------    ------------      ------
Total Return (Excludes Sales
  Charge)..........................       7.78%(b)           18.93%          14.92%      (5.00)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $ 18,275        $     16,305    $     11,222    $  5,356
  Ratio of expenses to average net
    assets.........................       1.98%(c)            1.99%           2.00%       1.96%(c)
  Ratio of net investment income to
    average net assets.............       0.78%(c)            1.04%           1.26%       1.80%(c)
  Ratio of expenses to average net
    assets*........................       1.98%(c)            2.00%           2.01%       1.96%(c)
  Ratio of net investment income to
    average net assets*............       0.78%(c)            1.03%           1.25%       1.80%(c)
  Portfolio turnover (d)...........      39.44%              90.55%         176.66%      56.33%
  Average commission rate paid
    (e)............................   $ 0.0594        $     0.0576

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Class B Shares commenced offering on January 14, 1994.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                          DISCIPLINED VALUE FUND
                                                     --------------------------------
                                                            SERVICE SHARES (A)
                                                     --------------------------------
                                                           YEAR ENDED JUNE 30,
                                                     --------------------------------
                                                          1995              1994
                                                     --------------    --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.............................     $  11.90          $  12.59
                                                        -------            ------
Investment Activities
  Net investment income...........................         0.17              0.06
  Net realized and unrealized gains (losses) from
    investments...................................         1.37             (0.69)
                                                        -------            ------
    Total from Investment Activities..............         1.54             (0.63)
                                                        -------            ------
Distributions
  Net investment income...........................        (0.16)            (0.06)
  In excess of net investment income..............        (0.01)               --
  Net realized gains..............................        (0.28)               --
                                                        -------            ------
    Total Distributions...........................        (0.45)            (0.06)
                                                        -------            ------
NET ASSET VALUE,
  END OF PERIOD...................................     $  12.99          $  11.90
                                                        -------            ------
                                                        -------            ------
Total Return......................................             (a)          (5.03)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...............
  Ratio of expenses to average net assets.........     $     --          $     47
  Ratio of net investment income to average net
    assets........................................         1.90%(c)          1.84%(c)
  Ratio of expenses to average net assets*........         1.89%(c)          1.83%(c)
  Ratio of net investment income to average net
    assets*.......................................         1.90%(c)          1.84%(c)
  Portfolio turnover (d)..........................         1.89%(c)          1.83%(c)
                                                         176.66%            56.33%

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  The Service Shares commenced offering on January 17, 1994 when they were designated as Retirement Shares.
           On April 4, 1995, the name of the Retirement Shares was changed to Service Shares. As of June 1, 1995,
           Service Shares transferred to Class A Shares, and as of June 30, 1995, there were no shareholders in the
           Service Class. The return for the period from July 1, 1994 to June 1, 1995 for the Service Shares was
           13.14%.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                             LARGE COMPANY GROWTH FUND
                                      ------------------------------------------------------------------------
                                                                  FIDUCIARY SHARES
                                      ------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED                          YEAR ENDED JUNE 30,
                                       DECEMBER 31,     ------------------------------------------------------
                                           1996           1996       1995       1994      1993      1992 (E)
                                      --------------    --------   --------   --------   -------   -----------
                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............      $  15.44       $  13.47   $  11.32   $  10.92   $  9.85   $ 10.00
                                      --------------    --------   --------   --------   -------   -----------
Investment Activities
  Net investment income............          0.08           0.18       0.20       0.20      0.23      0.08
  Net realized and unrealized gains
    (losses) from investments......          1.34           2.14       3.04       0.67      1.12     (0.16)
                                      --------------    --------   --------   --------   -------   -----------
    Total from Investment
      Activities...................          1.42           2.32       3.24       0.87      1.35     (0.08)
                                      --------------    --------   --------   --------   -------   -----------
Distributions
  From net investment income.......         (0.07)         (0.18)     (0.20)     (0.20)    (0.23)    (0.07)
  From net realized gains..........         (0.80)         (0.17)     (0.89)     (0.27)    (0.05)       --
                                      --------------    --------   --------   --------   -------   -----------
    Total Distributions............         (0.87)         (0.35)     (1.09)     (0.47)    (0.28)    (0.07)
                                      --------------    --------   --------   --------   -------   -----------
NET ASSET VALUE,
  END OF PERIOD....................      $  15.99       $  15.44   $  13.47   $  11.32   $ 10.92   $  9.85
                                      --------------    --------   --------   --------   -------   -----------
                                      --------------    --------   --------   --------   -------   -----------
Total Return.......................          9.26%(a)      17.36%     21.85%      8.04%    13.92%    (0.80)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................      $766,728       $745,986   $531,595   $150,035   $41,317   $25,019
  Ratio of expenses to average net
    assets.........................          0.97%(b)       0.96%      1.00%      0.78%     0.39%     0.30%(b)
  Ratio of net investment income to
    average net assets.............          0.97%(b)       1.20%      1.72%      1.87%     2.24%     2.37%(b)
  Ratio of expenses to average net
    assets*........................          0.97%(b)       0.99%      1.00%      1.13%     1.43%     1.49%(b)
  Ratio of net investment income to
    average net assets*............          0.97%(b)       1.17%      1.72%      1.52%     1.21%     1.12%(b)
  Portfolio turnover (c)...........         24.28%         35.51%     14.22%      9.04%    10.61%     3.09%
  Average commission rate paid
    (d)............................      $ 0.0668       $ 0.0647

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Not annualized.

      (b)  Annualized.

      (c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (d)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

      (e)  The Fund commenced operations on February 28, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                   LARGE COMPANY GROWTH FUND
                                      ----------------------------------------------------
                                                         CLASS A SHARES
                                      ----------------------------------------------------
                                        SIX MONTHS
                                          ENDED                YEAR ENDED JUNE 30,
                                       DECEMBER 31,     ----------------------------------
                                           1996           1996       1995       1994 (A)
                                      --------------    --------   --------   ------------
                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............      $  15.83       $  13.83   $  11.62   $  11.78
                                          -------       --------   --------     ------
Investment Activities
  Net investment income............          0.06           0.14       0.17       0.04
  Net realized and unrealized gains
    (losses) from investments......          1.37           2.17       3.10      (0.16)
                                          -------       --------   --------     ------
    Total from Investment
      Activities...................          1.43           2.31       3.27      (0.12)
                                          -------       --------   --------     ------
Distributions
  From net investment income.......         (0.05)         (0.14)     (0.16)     (0.04)
  In excess of net investment
    income.........................            --             --      (0.01)        --
  From net realized gains..........         (0.80)         (0.17)     (0.89)        --
                                          -------       --------   --------     ------
    Total Distributions............         (0.85)         (0.31)     (1.06)     (0.04)
                                          -------       --------   --------     ------
NET ASSET VALUE,
  END OF PERIOD....................      $  16.41       $  15.83   $  13.83   $  11.62
                                          -------       --------   --------     ------
                                          -------       --------   --------     ------
Total Return (Excludes Sales
  Charge)..........................          9.09%(b)      16.85%     21.52%     (1.02)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................      $ 91,704       $ 75,114   $ 27,428   $    368
  Ratio of expenses to average net
    assets.........................          1.22%(c)       1.21%      1.26%      1.25%(c)
  Ratio of net investment income to
    average net assets.............          0.73%(c)       0.95%      1.49%      1.78%(c)
  Ratio of expenses to average net
    assets*........................          1.31%(c)       1.34%      1.36%      1.35%(c)
  Ratio of net investment income to
    average net assets*............          0.64%(c)       0.82%      1.39%      1.68%(c)
  Portfolio turnover (d)...........         24.28%         35.51%     14.22%      9.04%
  Average commission rate paid
    (e)............................      $ 0.0668       $ 0.0647

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Class A Shares commenced offering on January 1, 1994.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                  LARGE COMPANY GROWTH FUND
                                      --------------------------------------------------
                                                        CLASS B SHARES
                                      --------------------------------------------------
                                       SIX MONTHS
                                         ENDED               YEAR ENDED JUNE 30,
                                      DECEMBER 31,    ----------------------------------
                                          1996          1996       1995       1994 (A)
                                      ------------    --------   --------   ------------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  15.63        $  13.63   $  11.47   $  11.57
                                      ------------    --------   --------     ------
Investment Activities
  Net investment income............         --            0.05       0.09       0.03
  Net realized and unrealized gains
    (losses) from investments......       1.35            2.17       3.06      (0.10)
                                      ------------    --------   --------     ------
    Total from Investment
      Activities...................       1.35            2.22       3.15      (0.07)
                                      ------------    --------   --------     ------
Distributions
  From net investment income.......         --           (0.05)     (0.09)     (0.03)
  In excess of net investment
    income.........................         --              --      (0.01)        --
  From net realized gains..........      (0.80)          (0.17)     (0.89)        --
                                      ------------    --------   --------     ------
    Total Distributions............      (0.80)          (0.22)     (0.99)     (0.03)
                                      ------------    --------   --------     ------
NET ASSET VALUE,
  END OF PERIOD....................   $  16.18        $  15.63   $  13.63   $  11.47
                                      ------------    --------   --------     ------
                                      ------------    --------   --------     ------
Total Return (Excludes Sales
  Charge)..........................       8.70%(b)       16.41%     20.65%     (0.66)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $ 82,053        $ 56,261   $  6,918   $    334
  Ratio of expenses to average net
    assets.........................       1.98%(c)        1.96%      2.01%      1.99%(c)
  Ratio of net investment income
    (loss) to average net assets...      (0.02)%(c)       0.20%      0.74%      0.96%(c)
  Ratio of expenses to average net
    assets*........................       1.98%(c)        1.99%      2.01%      1.99%(c)
  Ratio of net investment income
    (loss)to average net assets*...      (0.02)%(c)       0.17%      0.74%      0.96%(c)
  Portfolio turnover (d)...........      24.28%          35.51%     14.22%      9.04%
  Average commission rate paid
    (e)............................   $ 0.0668        $ 0.0647

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Class B Shares commenced offering on January 14, 1994.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                       LARGE COMPANY GROWTH FUND
                                      ----------------------------
                                           SERVICE SHARES (A)
                                      ----------------------------
                                          YEAR ENDED JUNE 30,
                                      ----------------------------
                                          1995            1994
                                      ------------    ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  11.42        $      11.58
                                        ------              ------
Investment Activities
  Net investment income............       0.11                0.03
  Net realized and unrealized gains
    (losses) from investments......       2.85               (0.16)
                                        ------              ------
    Total from Investment
     Activities....................       2.96               (0.13)
                                        ------              ------
Distributions
  Net investment income............      (0.11)              (0.03)
  In excess of net realized
    gains..........................      (0.89)                 --
                                        ------              ------
    Total Distributions............      (1.00)              (0.03)
                                        ------              ------
NET ASSET VALUE,
  END OF PERIOD....................   $  13.38        $      11.42
                                        ------              ------
                                        ------              ------
Total Return.......................           (a)            (1.13)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $     --        $         24
  Ratio of expenses to average net
    assets.........................       1.90%(c)            1.75%(c)
  Ratio of net investment income to
    average net assets.............       1.05%(c)            1.02%(c)
  Ratio of expenses to average net
    assets*........................       1.90%(c)            1.75%(c)
  Ratio of net investment income to
    average net assets*............       1.05%(c)            1.02%(c)
  Portfolio turnover (d)...........      14.22%               9.04%

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  The Service Shares commenced offering on January 17, 1994 when they were designated as Retirement Shares.
           On April 4, 1995, the name of the Retirement Shares was changed to Service Shares. As of June 1, 1995,
           Service Shares transferred to Class A Shares, and as of June 30, 1995, there were no shareholders in the
           Service Class. The return for the period from July 1, 1994 to June 1, 1995 for the Service Shares was
           19.19%.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            GROWTH OPPORTUNITIES FUND
                                      ----------------------------------------------------------------------
                                                                 FIDUCIARY SHARES
                                      ----------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED                         YEAR ENDED JUNE 30,
                                       DECEMBER 31,     ----------------------------------------------------
                                           1996           1996       1995       1994       1993       1992
                                      --------------    --------   --------   --------   --------   --------
                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............     $  18.81        $  18.40   $  15.96   $  16.96   $  14.54   $  12.92
                                      --------------    --------   --------   --------   --------   --------
Investment Activities
  Net investment income............         0.27            0.20       0.06       0.07       0.06       0.09
  Net realized and unrealized gains
    (losses) from investments......         1.05            3.83       2.98      (0.05)      2.99       1.87
                                      --------------    --------   --------   --------   --------   --------
    Total from Investment
      Activities...................         1.32            4.03       3.04       0.02       3.05       1.96
                                      --------------    --------   --------   --------   --------   --------
Distributions
  From net investment income.......        (0.27)          (0.20)     (0.06)     (0.07)     (0.06)     (0.08)
  From net realized gains..........        (2.92)          (3.42)     (0.54)     (0.95)     (0.57)     (0.26)
                                      --------------    --------   --------   --------   --------   --------
    Total Distributions............        (3.19)          (3.62)     (0.60)     (1.02)     (0.63)     (0.34)
                                      --------------    --------   --------   --------   --------   --------
NET ASSET VALUE,
  END OF PERIOD....................     $  16.94        $  18.81   $  18.40   $  15.96   $  16.96   $  14.54
                                      --------------    --------   --------   --------   --------   --------
                                      --------------    --------   --------   --------   --------   --------
Total Return.......................         6.86%(a)       24.63%     19.75%     (0.16)%    21.36%     15.15%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................     $533,522        $532,525   $413,518   $389,567   $232,898   $131,533
  Ratio of expenses to average net
    assets.........................         0.97%(b)        1.00%      0.98%      0.98%      0.89%      0.75%
  Ratio of net investment income to
    average net assets.............         2.84%(b)        1.15%      0.38%      0.42%      0.41%      0.51%
  Ratio of expenses to average net
    assets*........................         0.97%(b)        1.01%      0.98%      1.03%      1.11%      1.23%
  Ratio of net investment income to
    average net assets*............         2.84%(b)        1.14%      0.38%      0.37%      0.19%      0.03%
  Portfolio turnover (c)...........       183.99%         435.30%    132.63%     70.67%     64.64%     42.77%
  Average commission rate paid
    (d)............................     $ 0.0317        $ 0.0451

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Not annualized.

      (b)  Annualized.

      (c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (d)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   GROWTH OPPORTUNITIES FUND
                                      ------------------------------------------------------------------------------------
                                                                         CLASS A SHARES
                                      ------------------------------------------------------------------------------------
                                       SIX MONTHS
                                         ENDED                                YEAR ENDED JUNE 30,
                                      DECEMBER 31,    --------------------------------------------------------------------
                                          1996           1996          1995          1994          1993         1992 (E)
                                      ------------    ----------    ----------    ----------    ----------    ------------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  18.76        $    18.36    $    15.93    $    16.96    $    14.54    $  16.53
                                      ------------    ----------    ----------    ----------    ----------      ------
Investment Activities
  Net investment income............       0.24              0.17          0.02          0.04          0.03        0.01
  Net realized and unrealized gains
    (losses) from investments......       1.05              3.80          2.98         (0.08)         3.00       (1.99)
                                      ------------    ----------    ----------    ----------    ----------      ------
    Total from Investment
      Activities...................       1.29              3.97          3.00         (0.04)         3.03       (1.98)
                                      ------------    ----------    ----------    ----------    ----------      ------
Distributions
  From net investment income.......      (0.26)            (0.15)        (0.01)        (0.03)        (0.04)      (0.01)
  In excess of net investment
    income.........................         --                --         (0.02)        (0.01)           --          --
  From net realized gains..........      (2.92)            (3.42)        (0.54)        (0.95)        (0.57)         --
                                      ------------    ----------    ----------    ----------    ----------      ------
    Total Distributions............      (3.18)            (3.57)        (0.57)        (0.99)        (0.61)      (0.01)
                                      ------------    ----------    ----------    ----------    ----------      ------
NET ASSET VALUE,
  END OF PERIOD....................   $  16.87        $    18.76    $    18.36    $    15.93    $    16.96    $  14.54
                                      ------------    ----------    ----------    ----------    ----------      ------
                                      ------------    ----------    ----------    ----------    ----------      ------
    Total Return (Excludes Sales
      Charge)......................       6.70%(a)         24.32%        19.50%        (0.52)%       21.70%     (34.00)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $ 30,767        $   28,052    $   11,178    $    8,097    $    5,757    $     84
  Ratio of expenses to average net
    assets.........................       1.22%(b)          1.25%         1.23%         1.22%         1.11%       1.31%(b)
  Ratio of net investment income to
    average net assets.............       2.54%(b)          0.90%         0.12%         0.27%         0.25%       0.12%(b)
  Ratio of expenses to average net
    assets*........................       1.32%(b)          1.36%         1.33%         1.38%         1.48%       1.50%(b)
  Ratio of net investment income
    (loss) to average net
    assets*........................       2.44%(b)          0.79%         0.02%         0.11%        (0.12)%     (0.07)%(b)
  Portfolio turnover (c)...........     183.99%           435.30%       132.63%        70.67%        64.64%      42.77%
  Average commission rate paid
    (d)............................   $ 0.0317        $   0.0451

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Not annualized.

      (b)  Annualized.

      (c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (d)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

      (e)  Class A Shares commenced offering on February 18, 1992.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                      GROWTH OPPORTUNITIES FUND
                                      ---------------------------------------------------------
                                                           CLASS B SHARES
                                      ---------------------------------------------------------
                                       SIX MONTHS
                                         ENDED                   YEAR ENDED JUNE 30,
                                      DECEMBER 31,    -----------------------------------------
                                          1996           1996          1995         1994 (A)
                                      ------------    ----------    ----------    -------------
                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............   $  18.43        $    18.14    $    15.85    $  17.44
                                      ------------    ----------    ----------    -------------
Investment Activities
  Net investment income (loss).....       0.17              0.09         (0.07)      (0.02)
  Net realized and unrealized gains
    (losses) from investments......       1.03              3.69          2.90       (1.56)
                                      ------------    ----------    ----------    -------------
    Total from Investment
      Activities...................       1.20              3.78          2.83       (1.58)
                                      ------------    ----------    ----------    -------------
Distributions
  From net investment income.......      (0.24)            (0.07)           --       (0.01)
  From net realized gains..........      (2.92)            (3.42)        (0.54)         --
                                      ------------    ----------    ----------    -------------
    Total Distributions............      (3.16)            (3.49)        (0.54)      (0.01)
                                      ------------    ----------    ----------    -------------
NET ASSET VALUE,
  END OF PERIOD....................   $  16.47        $    18.43    $    18.14    $  15.85
                                      ------------    ----------    ----------    -------------
                                      ------------    ----------    ----------    -------------
Total Return (Excludes Sales
  Charge)..........................       6.53%(b)         23.53%        18.47%      (9.07)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................   $ 21,509        $   12,910    $    2,787    $  1,131
  Ratio of expenses to average net
    assets.........................       1.98%(c)          2.00%         1.98%       2.12%(c)
  Ratio of net investment income
    (loss)to average net assets....       1.92%(c)          0.15%        (0.63)%     (0.55)%(c)
  Ratio of expenses to average net
    assets*........................       1.98%(c)          2.01%         1.98%       2.12%(c)
  Ratio of net investment income
    (loss)to average net assets*...       1.92%(c)          0.14%        (0.63)%     (0.55)%(c)
  Portfolio turnover (d)...........     183.99%           435.30%       132.63%      70.67%
  Average commission rate paid
    (e)............................   $ 0.0317        $   0.0451

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Class B Shares commenced offering on January 14, 1994.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                               GROWTH OPPORTUNITIES FUND
                                              ----------------------------
                                                   SERVICE SHARES (A)
                                              ----------------------------
                                                  YEAR ENDED JUNE 30,
                                              ----------------------------
                                                  1995           1994
                                              ------------   -------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................    $15.95         $17.47
                                                ------         ------
Investment Activities
  Net investment income.....................     (0.03)         (0.01)
  Net realized and unrealized gains (losses)
    from investments........................      2.14          (1.50)
                                                ------         ------
    Total from Investment Activities........      2.11          (1.51)
                                                ------         ------
Distributions
  Net investment income.....................        --          (0.01)
  Net realized gains........................     (0.54)            --
                                                ------         ------
    Total Distributions.....................     (0.54)         (0.01)
                                                ------         ------
NET ASSET VALUE,
  END OF PERIOD.............................    $17.52         $15.95
                                                ------         ------
                                                ------         ------
Total Return................................          (a)       (8.64)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)             $   --         $   35
  Ratio of expenses to average net assets...      1.87%(c)       1.91%(c)
  Ratio of net investment income to average
    net assets..............................     (0.39)%(c)     (0.36)%(c)
  Ratio of expenses to average net
    assets*.................................      1.87%(c)       1.91%(c)
  Ratio of net investment income to average
    net assets*.............................     (0.39)%(c)     (0.36)%(c)
  Portfolio turnover (d)....................    132.63%         70.67%

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  The Service Shares commenced offering on January 17, 1994 when they were designated as Retirement Shares.
           On April 4, 1995, the name ofthe Retirement Shares was changed to Service Shares. As of June 1, 1995,
           Service Shares transferred to Class A Shares, and as of June 30, 1995, there were no shareholders in the
           Service Class. The return for the period from July 1, 1994 to June 1, 1995 for the Service Shares was
           13.12%.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                          GULF SOUTH GROWTH FUND
                                                     ---------------------------------
                                                             FIDUCIARY SHARES
                                                     ---------------------------------
                                                       SIX MONTHS      MARCH 26, 1996
                                                         ENDED               TO
                                                      DECEMBER 31,        JUNE 30,
                                                          1996            1996 (A)
                                                     --------------    ---------------
                                                      (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD.............................     $  10.75          $  10.00
                                                        -------           -------
Investment Activities
  Net investment income (loss)....................        (0.01)             0.78
  Net realized and unrealized gains from
    investments...................................         0.24                --
                                                        -------           -------
    Total from Investment Activities..............         0.23              0.78
                                                        -------           -------
Distributions
  From net investment income......................           --             (0.03)
  From net realized gains.........................        (1.10)               --
                                                        -------           -------
    Total Distributions...........................        (1.10)            (0.03)
                                                        -------           -------
NET ASSET VALUE,
  END OF PERIOD...................................     $   9.88          $  10.75
                                                        -------           -------
                                                        -------           -------
Total Return......................................         2.45%(c)         13.39%(b)(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...............     $ 78,859          $ 83,371
  Ratio of expenses to average net assets.........         1.00%(d)          0.96%(d)
  Ratio of net investment income (loss) to average
    net assets....................................        (0.18)%(d)        (0.16)%(d)
  Ratio of expenses to average net assets*........         1.11%(d)          1.05%(d)
  Ratio of net investment income (loss) to average
    net assets*...................................        (0.29)%(d)        (0.25)%(d)
  Portfolio turnover (e)..........................        44.03%            59.57%
  Average commission rate paid (f)................     $ 0.0674          $ 0.0685

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Period from date reorganized as a fund of The One Group.

      (b)  Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Fiduciary Shares for the period from March 26, 1996 through June 30, 1996.

      (c)  Not annualized.

      (d)  Annualized.

      (e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (f)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       GULF SOUTH GROWTH FUND
                                     ------------------------------------------------------------------------------------------
                                                                           CLASS A SHARES
                                     ------------------------------------------------------------------------------------------
                                        SIX MONTHS        SEVEN MONTHS
                                          ENDED              ENDED                        YEAR ENDED NOVEMBER 30,
                                       DECEMBER 31,         JUNE 30,         --------------------------------------------------
                                           1996             1996 (A)           1995          1994          1993          1992
                                     ----------------   ----------------     ---------     ---------     ---------     --------
                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............      $ 10.73            $ 11.50          $    9.36     $   10.11     $    9.48     $   7.38
                                         -------            -------          ---------     ---------     ---------     --------
Investment Activities
  Net investment income (loss).....        (0.02)             (0.07)             (0.04)        (0.04)        (0.02)        0.01
  Net realized and unrealized gains
    (losses) from investments......         0.29               1.40               2.35         (0.63)         0.88         2.10
                                         -------            -------          ---------     ---------     ---------     --------
    Total from Investment
      Activities...................         0.27               1.33               2.31         (0.67)         0.86         2.11
                                         -------            -------          ---------     ---------     ---------     --------
Distributions
  From net investment income.......           --                 --                 --            --         (0.01)       (0.01)
  From net realized gains..........        (1.10)             (2.10)             (0.17)        (0.08)        (0.22)          --
                                         -------            -------          ---------     ---------     ---------     --------
    Total Distributions............        (1.10)             (2.10)             (0.17)        (0.08)        (0.23)       (0.01)
                                         -------            -------          ---------     ---------     ---------     --------
NET ASSET VALUE,
  END OF PERIOD....................      $  9.90            $ 10.73          $   11.50     $    9.36     $   10.11     $   9.48
                                         -------            -------          ---------     ---------     ---------     --------
                                         -------            -------          ---------     ---------     ---------     --------
Total Return (Excludes Sales
  Charge)..........................         2.73%(b)          12.85%(b)          25.07%        (6.66)%        9.10%       28.59%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................      $17,952            $18,356          $  95,467     $  77,540     $  74,982     $ 55,719
  Ratio of expenses to average net
    assets.........................         1.25%(c)           1.05%(c)           1.03%         1.00%         1.01%        1.00%
  Ratio of net investment income
    (loss) to average net assets...        (0.43)%(c)         (0.33)%(c)         (0.36)%       (0.38)%       (0.21)%       0.15%
  Ratio of expenses to average net
    assets*........................         1.46%(c)           1.07%(c)           1.03%         1.00%         1.01%        1.00%
  Ratio of net investment income
    (loss) to average net
    assets*........................        (0.64)%(c)         (0.35)%(c)         (0.36)%       (0.38)%       (0.21)%       0.15%
  Portfolio turnover (d)...........        44.03%             59.57%             65.00%        51.00%        59.00%       42.00%
  Average commission rate paid
    (e)............................      $0.0674            $0.0685

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Upon reorganizing as a fund of The One Group, the Paragon Gulf South Growth Fund became the Gulf South
           Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Gulf South
           Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.70 to 10.00 effective March 26, 1996.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              GULF SOUTH GROWTH FUND
                                               ----------------------------------------------------
                                                                  CLASS B SHARES
                                               ----------------------------------------------------
                                                                                         SEPTEMBER
                                                SIX MONTHS    SEVEN MONTHS     YEAR     12, 1994 TO
                                                  ENDED        ENDED JUNE     ENDED      NOVEMBER
                                               DECEMBER 31,       30,        NOVEMBER    30, 1994
                                                   1996         1996 (A)     30, 1995       (B)
                                               ------------   ------------   --------   -----------
                                               (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD........................  $ 10.72        $ 11.56        $ 9.47     $10.40
                                               ------------   ------------   --------   -----------
Investment Activities
  Net investment loss........................    (0.05)         (0.06)        (0.07)     (0.01)
  Net realized and unrealized gains (losses)
    from investments.........................     0.27           1.35          2.33      (0.92)
                                               ------------   ------------   --------   -----------
    Total from Investment Activities.........     0.22           1.29          2.26      (0.93)
                                               ------------   ------------   --------   -----------
Distributions
  From net realized gains....................    (1.10)         (2.13)        (0.17)        --
                                               ------------   ------------   --------   -----------
    Total Distributions......................    (1.10)         (2.13)        (0.17)        --
                                               ------------   ------------   --------   -----------
NET ASSET VALUE,
  END OF PERIOD..............................  $  9.84        $ 10.72        $11.56     $ 9.47
                                               ------------   ------------   --------   -----------
                                               ------------   ------------   --------   -----------
Total Return (Excludes Sales Charge).........     2.34%(c)      12.47%(c)     24.21%     (9.08)%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..........  $ 3,392        $ 2,545        $1,814     $  231
  Ratio of expenses to average net assets....     2.00%(d)       1.87%(d)      1.78%      1.75%(d)
  Ratio of net investment income (loss) to
    average net assets.......................    (1.18)%(d)     (1.10)%(d)    (1.16)%    (0.90)%(d)
  Ratio of expenses to average net assets*...     2.11%(d)       1.92%(d)      1.78%      1.75%(d)
  Ratio of net investment income (loss)to
    average net assets*......................    (1.29)%(d)     (1.15)%(d)    (1.16)%    (0.90)%(d)
  Portfolio turnover (e).....................    44.03%         59.57%        65.00%     51.00%
Average commission rate paid (f).............  $0.0674        $0.0685

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Upon reorganizing as a fund of The One Group, the Paragon Gulf South Growth Fund became the Gulf South
           Growth Fund. Financial highlights for the periods prior to March 26, 1996 represent the Paragon Gulf South
           Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.48 to 10.00 effective March 26, 1996.

      (b)  Class B Shares commenced offering September 12, 1994.

      (c)  Not annualized.

      (d)  Annualized.

      (e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (f)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                             INTERNATIONAL EQUITY INDEX FUND
                                           -------------------------------------------------------------------
                                                                    FIDUCIARY SHARES
                                           -------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                        YEAR ENDED JUNE 30,
                                           DECEMBER 31,    ---------------------------------------------------
                                               1996          1996         1995         1994         1993 (A)
                                           ------------    ---------    ---------    ---------    ------------
                                           (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD...................   $  15.17        $   13.93    $   13.46    $   11.80    $  10.00
                                           ------------    ---------    ---------    ---------    ------------
Investment Activities
  Net investment income.................       0.03             0.11         0.13         0.11        0.06
  Net realized and unrealized gains from
    investments.........................       0.07             1.43         0.46         1.68        1.75
                                           ------------    ---------    ---------    ---------    ------------
    Total from Investment Activities....       0.10             1.54         0.59         1.79        1.81
                                           ------------    ---------    ---------    ---------    ------------
Distributions
  From net investment income............      (0.14)           (0.16)       (0.08)       (0.11)      (0.01)
  In excess of net investment income....         --            (0.02)          --           --          --
  From net realized gains...............      (0.15)           (0.12)       (0.04)       (0.01)         --
  In excess of net realized gains.......         --               --           --        (0.01)         --
                                           ------------    ---------    ---------    ---------    ------------
    Total Distributions.................      (0.29)           (0.30)       (0.12)       (0.13)      (0.01)
                                           ------------    ---------    ---------    ---------    ------------
NET ASSET VALUE,
  END OF PERIOD.........................   $  14.98        $   15.17    $   13.93    $   13.46    $  11.80
                                           ------------    ---------    ---------    ---------    ------------
                                           ------------    ---------    ---------    ---------    ------------
Total Return............................       0.71%(b)        11.22%        4.20%       15.44%      26.96%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....   $377,707        $ 347,790    $ 218,299    $ 145,640    $ 35,384
  Ratio of expenses to average net
    assets..............................       0.84%(c)         0.97%        1.04%        1.02%       1.22%(c)
  Ratio of net investment income to
    average net assets..................       0.45%(c)         1.04%        1.25%        1.27%       1.37%(c)
  Ratio of expenses to average net
    assets*.............................       0.84%(c)         1.00%        1.04%        1.02%       2.34%(c)
  Ratio of net investment income to
    average net assets*.................       0.45%(c)         1.01%        1.25%        1.27%       0.25%(c)
  Portfolio turnover (d)................       4.88%            6.28%        4.67%        7.74%       3.10%
  Average commission rate paid (e)......   $ 0.0047        $  0.0022

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Fiduciary Shares commenced offering on April 5, 1993.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  INTERNATIONAL EQUITY INDEX FUND
                                                -------------------------------------------------------------------
                                                                          CLASS A SHARES
                                                -------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                        YEAR ENDED JUNE 30,
                                                DECEMBER 31,    ---------------------------------------------------
                                                    1996          1996         1995         1994         1993 (A)
                                                ------------    ---------    ---------    ---------    ------------
                                                (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD........................   $  15.16        $   13.92    $   13.49    $   11.80    $  11.74
                                                ------------    ---------    ---------    ---------      ------
Investment Activities
  Net investment income......................       0.02             0.14         0.12         0.09        0.02
  Net realized and unrealized gains from
    investments..............................       0.05             1.40         0.43         1.67        0.04
                                                ------------    ---------    ---------    ---------      ------
    Total from Investment Activities.........       0.07             1.54         0.55         1.76        0.06
                                                ------------    ---------    ---------    ---------      ------
Distributions
  From net investment income.................      (0.08)           (0.16)       (0.08)       (0.05)         --
  In excess of net investment income.........         --            (0.02)          --           --          --
  From net realized gains....................      (0.15)           (0.12)       (0.04)       (0.02)         --
                                                ------------    ---------    ---------    ---------      ------
    Total Distributions......................      (0.23)           (0.30)       (0.12)       (0.07)         --
                                                ------------    ---------    ---------    ---------      ------
NET ASSET VALUE,
  END OF PERIOD..............................   $  15.00        $   15.16    $   13.92    $   13.49    $  11.80
                                                ------------    ---------    ---------    ---------      ------
                                                ------------    ---------    ---------    ---------      ------
Total Return (Excludes Sales Charge).........       0.49%(b)        11.20%        3.87%       15.18%       2.87%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..........   $ 10,610        $  10,789    $   5,028    $   2,395    $    153
  Ratio of expenses to average net assets....       1.09%(c)         1.22%        1.28%        1.26%       1.47%(c)
  Ratio of net investment income to average
    net assets...............................       0.21%(c)         0.79%        1.09%        1.15%       2.10%(c)
  Ratio of expenses to average net assets*...       1.19%(c)         1.35%        1.38%        1.36%       2.35%(c)
  Ratio of net investment income to average
    net assets*..............................       0.11%(c)         0.66%        0.99%        1.05%       1.22%(c)
  Portfolio turnover (d).....................       4.88%            6.28%        4.67%        7.74%       3.10%
  Average commission rate paid (e)...........   $ 0.0047        $  0.0022

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  The Fund commenced operations on April 2, 1993.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                           INTERNATIONAL EQUITY INDEX FUND
                                                ------------------------------------------------------
                                                                    CLASS B SHARES
                                                ------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                 YEARS ENDED JUNE 30,
                                                DECEMBER 31,    --------------------------------------
                                                    1996          1996         1995         1994 (A)
                                                ------------    ---------    ---------    ------------
                                                (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD........................   $  14.79        $   13.73    $   13.40    $  13.00
                                                ------------    ---------    ---------      ------
Investment Activities
  Net investment income......................         --             0.03         0.03        0.06
  Net realized and unrealized gains from
    investments..............................         --             1.32         0.41        0.34
                                                ------------    ---------    ---------      ------
    Total from Investment Activities.........         --             1.35         0.44        0.40
                                                ------------    ---------    ---------      ------
Distributions
  From net investment income.................      (0.05)           (0.15)       (0.07)         --
  In excess of net investment income.........         --            (0.02)          --          --
  From net realized gains....................      (0.15)           (0.12)       (0.04)         --
                                                ------------    ---------    ---------      ------
    Total Distributions......................      (0.20)           (0.29)       (0.11)         --
                                                ------------    ---------    ---------      ------
NET ASSET VALUE,
  END OF PERIOD..............................   $  14.59        $   14.79    $   13.73    $  13.40
                                                ------------    ---------    ---------      ------
                                                ------------    ---------    ---------      ------
Total Return (Excludes Sales Charge).........       0.04%(b)         9.97%        3.17%       3.23%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..........   $  7,101        $   5,856    $   3,687    $  1,872
  Ratio of expenses to average net assets....       1.84%(c)         1.97%        2.04%       2.00%(c)
  Ratio of net investment income (loss) to
    average net assets.......................      (0.56)%(c)        0.04%        0.25%       1.37%(c)
  Ratio of expenses to average net assets*...       1.84%(c)         2.00%        2.04%       2.00%(c)
  Ratio of net investment income (loss) to
    average net assets*......................      (0.56)%(c)        0.01%        0.25%       1.37%(c)
  Portfolio turnover (d).....................       4.88%            6.28%        4.67%       7.74%
  Average commission rate paid (e)...........   $ 0.0047        $  0.0022

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Class B Shares commenced offering on January 14, 1994.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

      (e)  The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                     INTERNATIONAL EQUITY INDEX
                                                                FUND
                                                     ---------------------------
                                                         SERVICE SHARES (A)
                                                     ---------------------------
                                                         YEAR ENDED JUNE 30,
                                                     ---------------------------
                                                        1995            1994
                                                     -----------    ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.............................   $     13.44    $      12.98
                                                     -----------    ------------
Investment Activities
  Net investment income...........................          0.11           (0.25)
  Net realized and unrealized gains from
    investments...................................          0.50            0.71
                                                     -----------    ------------
    Total from Investment Activities..............          0.61            0.46
                                                     -----------    ------------
Distributions
  Net investment income...........................         (0.07)             --
  Net realized gains..............................         (0.04)             --
                                                     -----------    ------------
    Total Distributions...........................         (0.11)             --
                                                     -----------    ------------
NET ASSET VALUE,
  END OF PERIOD...................................   $     13.94    $      13.44
                                                     -----------    ------------
                                                     -----------    ------------
Total Return......................................           (a)            3.78%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...............   $        --    $         74
  Ratio of expenses to average net assets.........          1.90%(c)         1.85%(c)
  Ratio of net investment income to average net
    assets........................................          0.92%(c)         1.97%(c)
  Ratio of expenses to average net assets*........          1.90%(c)         1.85%(c)
  Ratio of net investment income to average net
    assets*.......................................          0.92%(c)         1.97%(c)
  Portfolio turnover (d)..........................          4.67%           7.74%

----------

        *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  The Service Shares commenced offering on January 17, 1994 when they were designated as Retirement Shares.
           On April 4, 1995, the name ofthe Retirement Shares was changed to Service Shares. As of June 1, 1995,
           Service Shares transferred to Class A Shares, and as of June 30, 1995, there were no shareholders in the
           Service Class. The return for the period from July 1, 1994 to June 1, 1995 for the Service Shares was
           4.22%.

      (b)  Not annualized.

      (c)  Annualized.

      (d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

                 (This page has been left blank intentionally.)